UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-06463

AIM International Mutual Funds (Invesco International Mutual Funds)
(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Address of principal executive offices) (Zip code)

Sheri Morris 11 Greenway Plaza, Suite 1000 Houston, Texas 77046
(Name and address of agent for service)

    Registrant’s telephone number, including area code:            (713) 626-1919

    Date of fiscal year end:          October 31

    Date of reporting period:          10/31/19

Item 1.	Reports to Stockholders.

Annual Report 10/31/2019
Annual Report 9/30/2019

Invesco

Oppenheimer

Global Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Global Fund. See Important Update on the following page for more information.

Important Update

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/19

	Class A Shares of the Fund

	Without Sales Charge	With Sales Charge	MSCI All Country (AC) World Index

1-Year	13.75%	7.50%	12.59%

5-Year	8.34	7.12	7.08

10-Year	10.19	9.57	8.81

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/19

	Class A Shares of the Fund

	Without Sales Charge	With Sales Charge	MSCI All Country (AC) World Index

1-Year	-2.09%	-7.48%	1.38%

5-Year	7.30	6.10	6.65

10-Year	9.45	8.83	8.35

3        INVESCO OPPENHEIMER GLOBAL FUND

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

4        INVESCO OPPENHEIMER GLOBAL FUND

Fund Performance Discussion

For the one-year period ended September 30, 2019, the Fund’s Class A shares (without sales charge) returned -2.09%, underperforming the MSCI All Country (AC) World Index (the “Index”), which returned 1.38%. For the one-year period ended October 31, 2019, the Fund’s Class A shares (without sales charge) returned 13.75%, outperforming the Index, which returned 12.59%. Please note that the fiscal year-end for Invesco Oppenheimer Global Fund has changed from September 30 to October 31. Therefore, the period covered by this discussion is from September 30, 2018, the date of the last annual report, through October 31, 2019, the Fund’s new fiscal year-end.

MARKET OVERVIEW

The past 12 months were mixed for global equities. The ACWI was just slightly better than flat, though the muted overall performance masked significant volatility along the way. There was an undertone of stress as global trade tensions appear to be weighing on manufacturing and other economic activity. However, after a difficult

4Q18, markets in total have done extremely well this year so far in the calendar year of 2019. The Nasdaq 100 Index is up close to 20% on the year, and even across Europe, most bourses have posted mid-teens returns. Interest rates are, in our view, an important reason why this is occurring. Though investing in a negative yielding bond is

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS AT OCTOBER 31, 2019:

5        INVESCO OPPENHEIMER GLOBAL FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS AT SEPTEMBER 30, 2019:

purely a speculation, investors are nonetheless doing so, and that makes dividends and cash flow all the more valuable. France, Germany, Sweden, the Netherlands, Switzerland, and Japan all have negative long-term bond yields. We would prefer to own a stock, especially one that is growing, than paying for the privilege of loaning money to a sovereign.

FUND REVIEW

When constructing the portfolio, we have some clear biases. We look for structural growth opportunities spurred on by the kind of change that does not tend to mean revert. They can unfold for as long as a decade or more. To get that, most companies seek to innovate, and/or occupy a niche where they are dominant and have limited competition. Among several sectors, we find that to be more prevalent, than others. The Healthcare, Technology, Consumer Discretionary, Communication Services and Industrials

sectors are far more populated with what we like, than the sectors which reflect the vast wealth creation of the 20th century. So, we seek to invest little in Energy, Materials, Utilities or Real Estate.

During the recently concluded year, we outperformed in Technology due to our overweight to this strong performing area, and outperformed in Energy and Materials due to our underweighted exposure.

We fared worse in the Healthcare and Consumer Discretionary due to stock selection, and in Real Estate, due to both stock selection and an underweight allocation.

As always, it bears observing that we own stocks close to 10 years, on average. Given that, the return stream from one quarter, or even one year in some cases, isn’t especially meaningful. The compounding effect that

6        INVESCO OPPENHEIMER GLOBAL FUND

good businesses exhibit is ideally captured over many years of ownership.

The three major positive contributors to performance for the reporting period were, S&P Global Inc., LVMH and ICICI Bank Limited.

S&P Global Inc. has what we see as a very good business model. Its ratings business is oligopolistic and benefits when debt is either being issued or re-financed. Also, they earn a royalty stream off their suite of index offerings, such as the S&P 500 Index. Passive investment trends have been very good for S&P Global.

LVMH has continued to post impressive results. It is a unique, best of breed luxury goods company. Though cyclical at times, it nonetheless has a powerful economic moat, supported by exceptional brand stewardship.

ICICI Bank Limited continues to see improvements in the non-performing loan book. In addition, the loan book has seen growth at a mid-teens rate and the net interest margin has been steady. India remains a structurally underbanked nation with attractive demographics, which creates a backdrop where this bank may be able to do well.

The three major negative contributors to performance for the reporting period were Baidu Inc., Centene Corp., and Tiffany & Co.

Baidu Inc., the Chinese internet search leader, reported weak financial results during the reporting period that showed surprising deterioration in its core search business. Worse yet, management didn’t seem to have a good handle on what they were going to do about it. We decided that we have more confidence in other ideas and sold out of this position.

Centene Corp., a healthcare company that provides a portfolio of services to government sponsored healthcare programs, has declined over the past 12 months. In March, Centene announced a $17.5 billion buyout of competitor WellCare Health Plans. The deal will create the world’s largest Medicare managed care company, serving more than 12.3 million customers. The stock has been down partly due to uncertainty around this acquisition. However, Centene posted solid Q2 results with robust cash generation and raised guidance. We remain bullish.

Tiffany & Co. disappointed investors at their Q318 earnings report which showed positive, but decelerating year-over-year comps. The issue was primarily with sales in its New York flagship store on 5th Avenue. The strength of the U.S. dollar is dampening sales to international tourists, especially from China. Despite this, we like the direction that management is taking the company. The brand has begun to develop a fresher, younger look. We added to our position during the reporting period.

7        INVESCO OPPENHEIMER GLOBAL FUND

STRATEGY & OUTLOOK

Our thematic, long-term investment style leads us to seek quality businesses with sustainability of both enterprise and advantage. This, we believe is an important buffer to rising chatter of protectionist trade policies. Our holdings are selected for the sustainability of their purpose and the sensibility of their price. If we have this combination well calibrated, and we believe we do, then our portfolio should be designed to weather most transient controversies relatively well, and create meaningful economic value for our clients.

MDFP- 10/31/19 Update

The Fund’s Class A shares (without sales charge) produced a total return of 5.10% during the month ending 10/31/19, outperforming the MSCI All Country World Index’s (the “Index”) return of 2.74%. The fund’s outperformance versus the Index was largely the result of stock selection in Consumer Discretionary, Industrials, Financials, Health Care and Real Estate. The Fund, compared to the Index, was relatively flat in all other sectors except for Communication Services, in which it slightly underperformed. Top individual contributors for the period included Tiffany & Co., Airbus, SAP and DLF Limited. The Fund’s largest individual detractors were Colgate-Palmolive Co., Swiss Medical, Intuit Inc., and MacroGenics Inc.

8        INVESCO OPPENHEIMER GLOBAL FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS – 10/31/19

Alphabet, Inc., Cl. A	7.2%
Airbus SE	4.2
LVMH Moet Hennessy Louis Vuitton SE	4.1
S&P Global, Inc.	3.7
Facebook, Inc., Cl. A	3.4
Intuit, Inc.	3.3
Adobe, Inc.	3.2
SAP SE	2.9
Nidec Corp.	2.6
Anthem, Inc.	2.6

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on net assets.

TOP TEN COMMON STOCK HOLDINGS – 9/30/19

Alphabet, Inc., Cl. A	7.2%
LVMH Moet Hennessy Louis Vuitton SE	4.0
Airbus SE	3.9
S&P Global, Inc.	3.6
Intuit, Inc.	3.5
Facebook, Inc., Cl. A	3.3
Adobe, Inc.	3.3
SAP SE	2.7
Nidec Corp.	2.5
Citigroup, Inc.	2.5

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of September 30, 2019, and are based on net assets.

REGIONAL ALLOCATION – 10/31/19

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on the total market value of investments.

9        INVESCO OPPENHEIMER GLOBAL FUND

REGIONAL ALLOCATION – 9/30/19

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of September 30, 2019, and are based on the total market value of investments.

For more current Fund holdings, please visit invesco.com.

10        INVESCO OPPENHEIMER GLOBAL FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OPPAX)	12/22/69	13.75%	8.34%	10.19%
Class C (OGLCX)	10/2/95	12.89	7.52	9.37
Class R (OGLNX)	3/1/01	13.46	8.06	9.88
Class Y (OGLYX)	11/17/98	14.03	8.60	10.48
Class R5[1] (GFDDX)	5/24/19	13.92	8.38	10.21
Class R6 (OGLIX)	1/27/12	14.21	8.79	11.30	[2]

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OPPAX)	12/22/69	7.50%	7.12%	9.57%
Class C (OGLCX)	10/2/95	11.89	7.52	9.37
Class R (OGLNX)	3/1/01	13.46	8.06	9.88
Class Y (OGLYX)	11/17/98	14.03	8.60	10.48
Class R5[1] (GFDDX)	5/24/19	13.92	8.38	10.21
Class R6 (OGLIX)	1/27/12	14.21	8.79	11.30	[2]

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OPPAX)	12/22/69	-2.09%	7.30%	9.45%
Class C (OGLCX)	10/2/95	-2.85	6.49	8.63
Class R (OGLNX)	3/1/01	-2.35	7.02	9.14
Class Y (OGLYX)	11/17/98	-1.88	7.56	9.73
Class R5[1] (GFDDX)	5/24/19	-1.98	7.33	9.46
Class R6 (OGLIX)	1/27/12	-1.70	7.75	10.70	[2]

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OPPAX)	12/22/69	-7.48%	6.10%	8.83%
Class C (OGLCX)	10/2/95	-3.71	6.49	8.63
Class R (OGLNX)	3/1/01	-2.35	7.02	9.14
Class Y (OGLYX)	11/17/98	-1.88	7.56	9.73
Class R5[1](GFDDX)	5/24/19	-1.98	7.33	9.46
Class R6 (OGLIX)	1/27/12	-1.70	7.75	10.70	[2]

11        INVESCO OPPENHEIMER GLOBAL FUND

1. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. Shows performance since inception.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the MSCI All Country (AC) World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

12        INVESCO OPPENHEIMER GLOBAL FUND

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

13        INVESCO OPPENHEIMER GLOBAL FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14        INVESCO OPPENHEIMER GLOBAL FUND

Actual	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During 6 Months Ended October 31, 2019
Class A	$1,000.00	$1,004.80	$5.37
Class C	1,000.00	1,001.00	9.22
Class R	1,000.00	1,003.40	6.69
Class Y	1,000.00	1,006.00	4.15
Class R5	1,000.00	1,006.30	2.91
Class R6	1,000.00	1,006.90	3.39

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.86	5.41
Class C	1,000.00	1,016.03	9.29
Class R	1,000.00	1,018.55	6.74
Class Y	1,000.00	1,021.07	4.19
Class R5	1,000.00	1,021.88	3.37
Class R6	1,000.00	1,021.83	3.42

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 160/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	1.06%
Class C	1.82
Class R	1.32
Class Y	0.82
Class R5	0.66
Class R6	0.67

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the

15        INVESCO OPPENHEIMER GLOBAL FUND

Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

16        INVESCO OPPENHEIMER GLOBAL FUND

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

17        INVESCO OPPENHEIMER GLOBAL FUND

Actual	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During 6 Months Ended September 30, 2019[1,2]
Class A	$1,000.00	$996.00	$5.42
Class C	1,000.00	992.10	9.28
Class R	1,000.00	994.80	6.77
Class Y	1,000.00	997.10	4.26
Class R5	1,000.00	997.20	2.65
Class R6	1,000.00	998.00	3.46

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.65	5.48
Class C	1,000.00	1,015.79	9.39
Class R	1,000.00	1,018.30	6.85
Class Y	1,000.00	1,020.81	4.32
Class R5	1,000.00	1,021.31	3.81
Class R6	1,000.00	1,021.61	3.50

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 129/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to September 30, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to September 30, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	1.08%
Class C	1.85
Class R	1.35
Class Y	0.85
Class R5	0.75
Class R6	0.69

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the

18        INVESCO OPPENHEIMER GLOBAL FUND

Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

19        INVESCO OPPENHEIMER GLOBAL FUND

SCHEDULE OF INVESTMENTS October 31, 2019

	Shares	Value

Common Stocks—99.7%

Consumer Discretionary—28.4%

Automobiles—0.6%
Bayerische Motoren Werke AG	946,364	$58,301,845

Entertainment—4.0%
Capcom Co. Ltd.	2,856,600	67,847,824

Electronic Arts, Inc.[1]	789,437	76,101,727

Nintendo Co. Ltd.	286,700	102,259,890

Walt Disney Co. (The)	1,447,460	188,054,003

		434,263,444

Hotels, Restaurants & Leisure—0.4%
International Game Technology plc	3,403,000	45,055,720

Interactive Media & Services—10.6%
Alphabet, Inc., Cl. A1	615,013	774,178,363

Facebook, Inc., Cl. A1	1,913,830	366,785,520

		1,140,963,883

Internet & Catalog Retail—2.8%
Amazon.com, Inc.[1]	53,288	94,674,658

Farfetch Ltd., Cl. A1	3,126,870	27,922,949

JD.com, Inc., ADR[1]	5,817,279	181,208,241

		303,805,848

Specialty Retail—3.2%
Industria de Diseno Textil SA	5,553,831	173,624,077

Tiffany & Co.	1,370,518	170,643,196

		344,267,273

Textiles, Apparel & Luxury Goods—6.8%
Brunello Cucinelli SpA	773,116	24,246,125

Kering SA	458,595	261,182,403

LVMH Moet Hennessy Louis Vuitton SE	1,040,130	444,053,256

		729,481,784

Consumer Staples—4.2%

Household Products—1.9%
Colgate-Palmolive Co.	2,966,139	203,477,135

Personal Products—2.3%
Unilever plc	4,059,885	243,597,238

	Shares	Value

Financials—16.4%

Capital Markets—5.8%
Credit Suisse Group AG1	10,296,293	$127,739,568

Goldman Sachs Group, Inc. (The)	269,789	57,567,577

S&P Global, Inc.	1,519,633	392,050,118

UBS Group AG1	3,899,540	46,040,882

		623,398,145

Commercial Banks—5.0%
Citigroup, Inc.	3,735,980	268,467,523

ICICI Bank Ltd., Sponsored ADR	14,707,493	191,638,634

Societe Generale SA	2,733,850	77,697,589

		537,803,746

Insurance—3.4%
Allianz SE	910,791	222,285,371

Prudential plc	8,545,950	149,731,514

		372,016,885

Real Estate Management & Development—2.2%
DLF Ltd.	90,639,388	234,094,758

Health Care—13.3%

Biotechnology—5.3%
ACADIA Pharmaceuticals, Inc.[1]	1,376,255	58,366,975

Bluebird Bio, Inc.[1]	201,841	16,349,121

Blueprint Medicines Corp.[1]	808,723	55,672,491

GlycoMimetics, Inc.[1,2]	2,558,590	13,509,355

Incyte Corp.[1]	933,760	78,361,139

Ionis Pharmaceuticals, Inc.[1]	1,240,416	69,115,980

MacroGenics, Inc.[1]	2,401,800	20,415,300

Mirati Therapeutics, Inc.[1]	440,646	41,500,040

Sage Therapeutics, Inc.[1]	696,758	94,515,223

Sarepta Therapeutics, Inc.[1]	523,480	43,480,249

uniQure NV1	1,031,898	51,636,176

Veracyte, Inc.[1]	1,307,840	29,988,771

		572,910,820

Health Care Equipment & Supplies—1.1%
Zimmer Biomet Holdings, Inc.	852,879	117,893,464

20        INVESCO OPPENHEIMER GLOBAL FUND

	Shares	Value

Health Care Providers & Services—3.5%
Anthem, Inc.	1,040,012	$279,846,429

Centene Corp.[1]	1,696,120	90,030,050

		369,876,479

Life Sciences Tools & Services—1.3%
Agilent Technologies, Inc.	1,856,680	140,643,510

Pharmaceuticals—2.1%
Bayer AG	1,136,985	88,212,491

Phathom Pharmaceuticals, Inc.[1]	1,123,410	26,534,944

resTORbio, Inc.[1,2]	2,322,036	16,834,761

Takeda Pharmaceutical Co. Ltd.	2,622,189	94,858,144

		226,440,340

Industrials—14.2%

Aerospace & Defense—4.2%
Airbus SE	3,129,088	448,423,450

Air Freight & Couriers—1.4%
United Parcel Service, Inc., Cl. B	1,263,180	145,480,441

Building Products—1.4%
Assa Abloy AB, Cl. B	6,401,588	151,876,033

Commercial Services & Supplies—0.3%
Swiss Medical SA1,3	1,029,617,880	33,597,461

Electrical Equipment—2.6%
Nidec Corp.	1,909,716	280,828,908

Industrial Conglomerates—0.5%
3M Co.	349,470	57,659,055

Machinery—2.5%
Atlas Copco AB, Cl. A	3,113,700	110,060,568

FANUC Corp.	598,400	118,127,319

Minebea Mitsumi, Inc.	2,393,800	45,400,308

		273,588,195

Professional Services—1.3%
Equifax, Inc.	1,047,869	143,254,171

Information Technology—23.2%

Electronic Equipment, Instruments, &
Components—7.4%
Keyence Corp.	328,006	207,105,418

	Shares	Value

Electronic Equipment, Instruments, & Components (Continued)

Murata Manufacturing Co. Ltd.	4,330,212	$232,030,023

Omron Corp.	2,246,400	131,329,849

TDK Corp.	2,336,500	230,832,626

		801,297,916

IT Services—3.3%
Fidelity National Information Services, Inc.	380,975	50,197,266

PayPal Holdings, Inc.[1]	2,363,392	246,029,107

StoneCo Ltd., Cl. A1	1,618,900	59,559,331

		355,785,704

Semiconductors & Semiconductor
Equipment—2.3%
Maxim Integrated Products, Inc.	4,220,473	247,572,946

Software—10.2%
Adobe, Inc.[1]	1,225,614	340,634,899

Intuit, Inc.	1,384,920	356,616,900

Microsoft Corp.	571,949	82,000,328

SAP SE	2,404,878	318,551,119

		1,097,803,246

Total Common Stocks
(Cost $5,171,529,771)		10,735,459,843

Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $—)	15,040,130	1,070,830

21        INVESCO OPPENHEIMER GLOBAL FUND

SCHEDULE OF INVESTMENTS Continued

	Shares	Value

Investment Company—0.1%

Invesco Government & Agency Portfolio, Institutional Class, 1.71%[4] (Cost $13,620,687)	13,620,687	$13,620,687

Total Investments, at Value (Cost $5,185,150,458)	99.8%	10,750,151,360

Net Other Assets (Liabilities)	0.2	21,166,702

Net Assets	100.0%	$10,771,318,062

Footnotes to Schedule of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2019	Gross Additions	Gross Reductions	Shares October 31, 2019
Common Stock Biotechnology
GlycoMimetics, Inc.	2,558,590	—	—	2,558,590
Pharmaceuticals
resTORbio, Inc.	2,322,036	—	—	2,322,036

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Common Stock Biotechnology
GlycoMimetics, Inc.	$13,509,355	$—	$—	$2,481,434
Pharmaceuticals
resTORbio, Inc.	16,834,761	—	—	(3,692,037)

Total	$30,344,116	$—	$—	$(1,210,603)

3. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

4. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$5,513,179,142	51.3%
Japan	1,510,620,309	14.0
France	1,231,356,698	11.5
Germany	687,350,825	6.4

22        INVESCO OPPENHEIMER GLOBAL FUND

Geographic Holdings (Continued)	Value	Percent
India	$426,804,222	4.0%
United Kingdom	421,251,700	3.9
Sweden	261,936,600	2.4
China	181,208,241	1.7
Switzerland	173,780,451	1.6
Spain	173,624,078	1.6
Brazil	59,559,331	0.6
Netherlands	51,636,176	0.5
Argentina	33,597,461	0.3
Italy	24,246,126	0.2

Total	$10,750,151,360	100.0%

Definitions
ADR	American Depositary Receipt

See accompanying Notes to Financial Statements.

23        INVESCO OPPENHEIMER GLOBAL FUND

SCHEDULE OF INVESTMENTS September 30, 2019

	Shares	Value

Common Stocks—99.8%
Consumer Discretionary—27.9%
Automobiles—0.6%
Bayerische Motoren Werke AG	1,095,461	$60,786,975
Entertainment—4.3%
Capcom Co. Ltd.	2,856,600	75,600,759
Electronic Arts, Inc.[1]	789,437	77,222,728
Nintendo Co. Ltd.	286,700	106,741,646
Walt Disney Co. (The)	1,447,460	188,632,987
		448,198,120
Hotels, Restaurants & Leisure—0.5%
International Game Technology plc	3,403,000	48,356,630
Interactive Media & Services—10.5%
Alphabet, Inc., Cl. A1	615,013	751,016,975
Facebook, Inc., Cl. A1	1,913,830	340,814,846
		1,091,831,821
Internet & Catalog Retail—2.6%
Amazon.com, Inc.[1]	53,288	92,503,172
Farfetch Ltd., Cl. A1	3,126,870	27,016,157
JD.com, Inc., ADR[1]	5,487,336	154,797,748
		274,317,077
Specialty Retail—2.9%
Industria de Diseno Textil SA	5,553,831	172,036,844
Tiffany & Co.	1,370,518	126,951,083
		298,987,927

Textiles, Apparel & Luxury Goods—6.5%
Brunello Cucinelli SpA	773,116	24,093,226
Kering SA	458,595	234,118,105
LVMH Moet Hennessy Louis Vuitton SE	1,040,130	414,044,016
		672,255,347
Consumer Staples—4.5%
Household Products—2.1%
Colgate-Palmolive Co.	2,966,139	218,040,878
Personal Products—2.4%
Unilever plc	4,059,885	244,114,468

	Shares	Value
Energy—0.3%
Energy Equipment & Services—0.3%
TechnipFMC plc	1,153,385	$27,551,685
Financials—16.5%
Capital Markets—6.0%
Credit Suisse Group AG1	8,572,024	105,246,719
Goldman Sachs Group, Inc. (The)	345,412	71,579,729
S&P Global, Inc.	1,519,633	372,279,692
UBS Group AG1	6,720,517	76,399,952
		625,506,092
Commercial Banks—5.0%
Citigroup, Inc.	3,735,980	258,081,498
ICICI Bank Ltd., Sponsored ADR	14,707,493	179,137,265
Societe Generale SA	2,733,850	75,003,676
		512,222,439
Insurance—3.6%
Allianz SE	910,791	212,392,654
Prudential plc	8,545,950	155,202,671
		367,595,325
Real Estate Management & Development—1.9%
DLF Ltd.[2]	90,639,388	199,347,941
Health Care—13.5%
Biotechnology—6.1%
ACADIA Pharmaceuticals, Inc.[1]	1,961,139	70,581,393
AnaptysBio, Inc.[1]	179,940	6,296,100
Bluebird Bio, Inc.[1]	438,299	40,244,614
Blueprint Medicines Corp.[1]	808,723	59,416,879
GlycoMimetics, Inc.[1,2]	2,558,590	11,027,922
Incyte Corp.[1]	933,760	69,313,005
Ionis Pharmaceuticals, Inc.[1]	1,240,416	74,313,322
MacroGenics, Inc.[1,2]	2,401,800	30,646,968
Mirati Therapeutics, Inc.[1]	440,646	34,330,730
Ra Pharmaceuticals, Inc.[1]	1,170,632	27,685,447
Sage Therapeutics, Inc.[1]	696,758	97,748,180
Sarepta Therapeutics, Inc.[1]	523,480	39,428,514
uniQure NV1	1,031,898	40,615,505

24        INVESCO OPPENHEIMER GLOBAL FUND

	Shares	Value
Biotechnology (Continued)
Veracyte, Inc.[1]	1,307,840	$31,388,160
		633,036,739
Health Care Equipment & Supplies—1.0%
Zimmer Biomet Holdings, Inc.	774,724	106,346,364
Health Care Providers & Services—3.1%
Anthem, Inc.	1,040,012	249,706,881
Centene Corp.[1]	1,696,120	73,374,151
		323,081,032
Life Sciences Tools & Services—1.4%
Agilent Technologies, Inc.	1,856,680	142,277,388
Pharmaceuticals—1.9%
Bayer AG	1,136,985	80,165,277
resTORbio, Inc.[1,2]	2,322,036	20,526,798
Takeda Pharmaceutical Co. Ltd.	2,622,189	89,842,166
		190,534,241
Industrials—14.3%
Aerospace & Defense—3.9%
Airbus SE	3,129,088	406,891,582
Air Freight & Couriers—1.5%
United Parcel
Service, Inc., Cl. B	1,263,180	151,354,228
Building Products—1.4%
Assa Abloy AB, Cl. B	6,401,588	142,607,446
Commercial Services & Supplies—0.4%
Swiss Medical SA1,2,3	1,029,617,880	39,711,867
Electrical Equipment—2.5%
Nidec Corp.	1,909,716	258,782,999
Industrial Conglomerates—0.9%
3M Co.	441,612	72,601,013
Siemens AG	203,110	21,765,980
		94,366,993
Machinery—2.4%
Atlas Copco AB, Cl. A	3,113,700	95,857,054
FANUC Corp.	598,400	113,516,317
Minebea Mitsumi, Inc.	2,393,800	38,251,495
		247,624,866

	Shares	Value
Professional Services—1.3%
Equifax, Inc.	972,280	$136,770,628
Information Technology—22.8%
Electronic Equipment, Instruments, & Components—7.2%
Keyence Corp.	328,006	204,359,922
Murata Manufacturing Co. Ltd.	4,330,212	209,637,768
Omron Corp.	2,246,400	123,967,210
TDK Corp.	2,336,500	211,202,545
		749,167,445
IT Services—2.9%
PayPal Holdings, Inc.[1]	2,363,392	244,823,777
StoneCo Ltd., Cl. A1	1,618,900	56,305,342
		301,129,119
Semiconductors & Semiconductor Equipment—2.4%
Maxim Integrated Products, Inc.	4,220,473	244,407,592
Software—10.3%
Adobe, Inc.[1]	1,225,614	338,575,867
Intuit, Inc.	1,384,920	368,305,625
Microsoft Corp.	571,949	79,518,069
SAP SE	2,404,878	282,728,046
		1,069,127,607
Total Common Stocks
(Cost $5,234,679,167)		10,326,330,861
Preferred Stock—0.0%
Zee Entertainment Enterprises Ltd., 6% Cum. Non-Cv. (Cost $—)	15,040,130	1,114,181

25        INVESCO OPPENHEIMER GLOBAL FUND

SCHEDULE OF INVESTMENTS Continued

	Shares	Value
Investment Company—0.3%
Invesco Government & Agency Portfolio, Institutional Class, 1.83%[4] (Cost $33,182,579)	33,182,579	$33,182,579
Total Investments, at Value (Cost $5,267,861,746)	100.1%	10,360,627,621
Net Other Assets (Liabilities)	(0.1)	(8,035,653)
Net Assets	100.0%	$10,352,591,968

Footnotes to Schedule of Investments

1. Non-income producing security.

2. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2018	Gross Additions	Gross Reductions	Shares September 30, 2019
Common Stock Biotechnology
GlycoMimetics, Inc.	2,333,040	225,550	—	2,558,590
MacroGenics, Inc.[a]	2,160,100	241,700	—	2,401,800
Commercial Services & Supplies
Swiss Medical SAa	841,477,920	188,139,960	—	1,029,617,880
Earthport plc	58,117,076	—	58,117,076	—
Pharmaceuticals
resTORbio, Inc.	—	2,322,036	—	2,322,036
Real Estate Management & Development
DLF Ltd.[a]	72,072,435	18,566,953	—	90,639,388

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Common Stock Biotechnology
GlycoMimetics, Inc.	$11,027,523	$—	$—	$(24,762,820)
MacroGenics, Inc.[a]	—[a]	—	—	(19,468,000)
Commercial Services & Supplies
Swiss Medical SAa	—[a]	—	—	14,171,324
Earthport plc	—[b]	—	(3,817,490)	24,759,109
Pharmaceuticals
resTORbio, Inc.	20,526,798	—	—	4,388,648

26        INVESCO OPPENHEIMER GLOBAL FUND

Footnotes to Schedule of Investments (Continued)

	Value		Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Real Estate Management & Development
DLF Ltd.[a]	$	—[a]	$2,630,278	$—	$(7,125,581)

Total		$31,554,321	$2,630,278	$(3,817,490)	$(8,037,320)

    a. The security is no longer an affiliate. Therefore, the value has been excluded from this table.

3. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Notes.

4. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of September 30, 2019.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings (Unaudited)	Value	Percent
United States	$5,399,672,411	52.1%
Japan	1,431,902,828	13.8
France	1,130,057,379	10.9
Germany	657,838,932	6.3
United Kingdom	453,884,981	4.4
India	379,599,387	3.7
Sweden	238,464,500	2.3
Switzerland	181,646,671	1.8
Spain	172,036,844	1.7
China	154,797,749	1.5
Brazil	56,305,342	0.5
Netherlands	40,615,505	0.4
Argentina	39,711,867	0.4
Italy	24,093,225	0.2

Total	$10,360,627,621	100.0%

Definitions
ADR	American Depositary Receipt

See accompanying Notes to Financial Statements.

27        INVESCO OPPENHEIMER GLOBAL FUND

STATEMENT OF ASSETS AND LIABILITIES

	October 31, 2019	September 30, 2019

Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $5,115,524,411 and $5,178,673,806)	$10,706,186,557	$10,295,890,721
Affiliated companies (cost $69,626,047 and $89,187,940)	43,964,803	64,736,900

	10,750,151,360	10,360,627,621

Cash	1,230,448	1,147,036

Receivables and other assets:
Dividends	22,326,635	17,871,039
Investments sold	12,036,102	17,947,293
Shares of beneficial interest sold	4,437,468	4,555,343
Other	863,499	898,901

Total assets	10,791,045,512	10,403,047,233

Liabilities
Amount due to custodian-foreign	455	444

Payables and other liabilities:
Shares of beneficial interest redeemed	10,967,726	19,864,838
Transfer and shareholder servicing agent fees	3,525,342	3,265,767
Trustees’ compensation	1,602,107	1,619,760
Distribution and service plan fees	1,508,062	1,575,504
Shareholder communications	693,000	693,000
Foreign capital gains tax	481,119	1,398,280
Advisory fees	189,172	183,968
Administration fees	4,201	1,404
Investments purchased	—	21,171,427
Other	756,266	680,873

Total liabilities	19,727,450	50,455,265

Net Assets	$10,771,318,062	$10,352,591,968

Composition of Net Assets
Shares of beneficial interest	$5,072,046,607	$5,179,080,403

Total distributable earnings	5,699,271,455	5,173,511,565

Net Assets	$10,771,318,062	$10,352,591,968

28        INVESCO OPPENHEIMER GLOBAL FUND

	October 31, 2019	September 30, 2019
Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $6,250,323,944 and 69,126,212 at October 31, 2019 and $6,026,242,853 and 70,055,203 at September 30, 2019)	$90.42	$86.02

Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$95.68	$91.03

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding of $274,378,392 and 3,356,319 at October 31, 2019 and $267,208,449 and 3,433,497 at September 30, 2019)	$81.75	$77.82

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $209,837,819 and 2,336,563 at October 31, 2019 and $202,819,388 and 2,373,358 at September 30, 2019)	$89.81	$85.46

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $1,985,138,732 and 21,909,757 at October 31, 2019 and $1,899,008,834 and 22,034,978 at September 30, 2019)	$90.61	$86.18

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $10,684 and 117.99 at October 31, 2019 and $10,162 and 118 at September, 2019)	$90.55	$86.12

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $2,051,628,491 and 22,623,494 at October 31, 2019 and $1,957,302,282 and 22,694,290 at September 30, 2019)	$90.69	$86.25

See accompanying Notes to Financial Statements.

29        INVESCO OPPENHEIMER GLOBAL FUND

STATEMENT

OF OPERATIONS

	One Month Ended	Year Ended
	October 31, 2019	September 30, 2019
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $590,006 and $13,104,293, respectively)	$7,328,509	$163,209,200
Affiliated companies	23,428	3,951,173

Interest	—	64,998

Total investment income	7,351,937	167,225,371
Expenses
Advisory fees	5,654,204	68,851,030

Administration fees	125,567	525,391

Distribution and service plan fees:
Class A	1,194,513	14,093,637
Class C	227,295	4,947,589
Class R	86,282	1,059,006

Transfer and shareholder servicing agent fees:
Class A	837,162	11,203,976
Class C	37,049	927,244
Class R	28,128	390,788
Class Y	264,431	3,555,125
Class R5	—	2
Class R6	6,719	385,097

Shareholder communications:
Class A	91	428,503
Class C	29	25,582
Class R	7	14,375
Class Y	—	133,244
Class R5	—	1
Class R6	—	134,566

Custodian fees and expenses	54,667	565,118

Trustees’ compensation	9,407	138,887

Borrowing fees	—	202,868

Other	35,391	451,632

Total expenses	8,560,942	108,033,661
Less waivers and reimbursements of expenses	(2,027)	(115,133)

Net expenses	8,558,915	107,918,528

Net Investment Income (Loss)	(1,206,978)	59,306,843

30        INVESCO OPPENHEIMER GLOBAL FUND

	One Month Ended	Year Ended
	October 31, 2019	September 30, 2019
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies (includes net gains from securities sold to affiliates of $— and $7,355,508, respectively)	$53,664,525	$162,216,268
Affiliated companies	—	(3,817,490)
Foreign currency transactions	(51,343)	(301,882)

Net realized gain	53,613,182	158,096,896

Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies (net of foreign capital gains tax of $(917,161) and $1,435,489, respectively)	474,362,791	(427,260,066)
Affiliated companies	(1,210,603)	(8,037,320)
Translation of assets and liabilities denominated in foreign currencies	201,498	(397,539)

Net change in unrealized appreciation/(depreciation)	473,353,686	(435,694,925)

Net Increase (Decrease) in Net Assets Resulting from Operations	$525,759,890	$(218,291,186)

See accompanying Notes to Financial Statements.

31        INVESCO OPPENHEIMER GLOBAL FUND

STATEMENT OF CHANGES IN NET ASSETS

	One Month Ended	Year Ended	Year Ended
	October 31, 2019	September 30, 2019	September 30, 2018

Operations
Net investment income (loss)	$(1,206,978)	$59,306,843	$47,606,100

Net realized gain	53,613,182	158,096,896	1,141,994,898

Net change in unrealized appreciation/(depreciation)	473,353,686	(435,694,925)	(131,015,199)

Net increase (decrease) in net assets resulting from operations	525,759,890	(218,291,186)	1,058,585,799

Dividends and/or Distributions to Shareholders[1]
Distributions to shareholders from distributable earnings:
Class A	—	(644,212,077)	(413,493,569)
Class B	—	—	(611,217)
Class C	—	(63,948,727)	(37,446,331)
Class R	—	(21,951,881)	(13,027,651)
Class Y	—	(209,603,608)	(101,129,526)
Class R5	—	—	—
Class R6	—	(184,803,850)	(71,121,027)

Total distributions from distributable earnings	—	(1,124,520,143)	(636,829,321)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(80,658,315)	83,821,636	(523,592,741)
Class B	—	—	(16,586,262)
Class C	(6,132,258)	(302,493,819)	(22,922,075)
Class R	(3,178,723)	(6,781,822)	1,930,864
Class Y	(10,692,619)	2,836,340	499,645,572
Class R5	—	10,000	—
Class R6	(6,371,881)	679,741,497	389,318,129

Total beneficial interest transactions	(107,033,796)	457,133,832	327,793,487

Net Assets
Total increase (decrease)	418,726,094	(885,677,497)	749,549,965

Beginning of period	10,352,591,968	11,238,269,465	10,488,719,500

End of period	$10,771,318,062	$10,352,591,968	$11,238,269,465

1. For the year ended September 30, 2019, distributions to shareholders from distributable earnings consisted of distributions from net investment income and distributions from net realized gains. The Securities and Exchange Commission eliminated the requirement to disclose the distribution components separately, except for a tax return of capital. For the year ended September 30, 2018, distributions from net investment income were $38,721,307, $714,339, 13,116,559 and $10,736,564 for Class A, Class R, Class Y and Class R6 shares, respectively, and distributions from net realized gains were $374,772,262, $611,217, $37,446,331, $12,313,312, $88,012,967 and $60,384,463 for Class A, Class B, Class C, Class R, Class Y and Class R6 shares, respectively.

See accompanying Notes to Financial Statements.

32        INVESCO OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS

Class A	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015

Per Share Operating Data
Net asset value, beginning of period	$86.02	$98.63	$95.03	$75.13	$74.79	$80.61

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	0.42	0.38	0.31	0.47	0.61[2]
Net realized and unrealized gain (loss)	4.42	(3.48)	8.90	20.11	3.75	(1.95)[2]

Total from investment operations	4.40	(3.06)	9.28	20.42	4.22	(1.34)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.40)	(0.53)	(0.52)	(0.52)	(0.66)
Distributions from net realized gain	0.00	(9.15)	(5.15)	0.00	(3.36)	(3.82)

Total dividends and/or distributions to shareholders	0.00	(9.55)	(5.68)	(0.52)	(3.88)	(4.48)

Net asset value, end of period	$90.42	$86.02	$98.63	$95.03	$75.13	$74.79

Total Return, at Net Asset Value[3]	5.11%	(2.09)%	10.08%	27.36%	5.62%	(1.87)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$6,250,324	$6,026,243	$6,759,414	$7,004,011	$6,391,711	$6,935,324

Average net assets (in thousands)	$6,073,117	$6,098,188	$7,177,884	$6,491,885	$6,645,501	$7,558,014

Ratios to average net assets:[4]
Net investment income (loss)	(0.23)%	0.49%	0.38%	0.37%	0.64%	0.76%[2]
Expenses excluding specific expenses listed below	1.06%	1.09%	1.10%	1.13%	1.13%	1.13%
Interest and fees from borrowings	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]

Total expenses[6]	1.06%	1.09%	1.10%	1.13%	1.13%	1.13%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.06%[7]	1.09%[7]	1.10%[7]	1.12%	1.13%[7]	1.13%[7]

Portfolio turnover rate[8]	1%	10%	14%	7%	6%	11%

33        INVESCO OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income (loss) per share, net realized and unrealized gain (loss) per share and the net investment income (loss) ratio include an adjustment for a prior period reclassification for the year ended September 30, 2015.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended October 31, 2019	1.06%
Year Ended September 30, 2019	1.09%
Year Ended September 30, 2018	1.10%
Year Ended September 30, 2017	1.13%
Year Ended September 30, 2016	1.13%
Year Ended September 30, 2015	1.13%

7. Waiver was less than 0.005%.

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

34        INVESCO OPPENHEIMER GLOBAL FUND

Class C	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015

Per Share Operating Data
Net asset value, beginning of period	$77.82	$90.43	$87.71	$69.39	$69.37	$75.10

Income (loss) from investment operations:
Net investment loss[1]	(0.07)	(0.22)	(0.34)	(0.30)	(0.08)	(0.01)[2]
Net realized and unrealized gain (loss)	4.00	(3.24)	8.21	18.62	3.46	(1.79)[2]

Total from investment operations	3.93	(3.46)	7.87	18.32	3.38	(1.80)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	(0.11)
Distributions from net realized gain	0.00	(9.15)	(5.15)	0.00	(3.36)	(3.82)

Total dividends and/or distributions to shareholders	0.00	(9.15)	(5.15)	0.00	(3.36)	(3.93)

Net asset value, end of period	$81.75	$77.82	$90.43	$87.71	$69.39	$69.37

Total Return, at Net Asset Value[3]	5.05%	(2.85)%	9.24%	26.40%	4.80%	(2.60)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$274,378	$267,208	$646,353	$647,114	$626,045	$674,573

Average net assets (in thousands)	$268,656	$494,705	$676,611	$619,719	$653,577	$715,064

Ratios to average net assets:[4]
Net investment loss	(0.99)%	(0.28)%	(0.38)%	(0.40)%	(0.12)%	(0.01)%[2]
Expenses excluding specific expenses listed below	1.82%	1.86%	1.86%	1.89%	1.90%	1.90%
Interest and fees from borrowings	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]

Total expenses[6]	1.82%	1.86%	1.86%	1.89%	1.90%	1.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.82%[7]	1.86%[7]	1.86%[7]	1.88%	1.90%[7]	1.90%[7]

Portfolio turnover rate[8]	1%	10%	14%	7%	6%	11%

35        INVESCO OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income (loss) per share, net realized and unrealized gain (loss) per share and the net investment income (loss) ratio include an adjustment for a prior period reclassification for the year ended September 30, 2015.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended October 31, 2019	1.82%
Year Ended September 30, 2019	1.86%
Year Ended September 30, 2018	1.86%
Year Ended September 30, 2017	1.89%
Year Ended September 30, 2016	1.90%
Year Ended September 30, 2015	1.90%

7. Waiver was less than 0.005%.

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

36        INVESCO OPPENHEIMER GLOBAL FUND

Class R	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015

Per Share Operating Data
Net asset value, beginning of period	$85.46	$98.01	$94.48	$74.69	$74.35	$80.17

Income (loss) from investment operations:
Net investment income (loss)[1]	(0.04)	0.19	0.12	0.09	0.28	0.39[2]
Net realized and unrealized gain (loss)	4.39	(3.44)	8.86	20.02	3.72	(1.93)[2]

Total from investment operations	4.35	(3.25)	8.98	20.11	4.00	(1.54)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.15)	(0.30)	(0.32)	(0.30)	(0.46)
Distributions from net realized gain	0.00	(9.15)	(5.15)	0.00	(3.36)	(3.82)

Total dividends and/or distributions to shareholders	0.00	(9.30)	(5.45)	(0.32)	(3.66)	(4.28)

Net asset value, end of period	$89.81	$85.46	$98.01	$94.48	$74.69	$74.35

Total Return, at Net Asset Value[3]	5.09%	(2.35)%	9.79%	27.04%	5.33%	(2.13)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$209,838	$202,819	$237,458	$226,446	$210,141	$224,577

Average net assets (in thousands)	$204,013	$212,451	$241,624	$210,666	$217,020	$240,784

Ratios to average net assets:[4]
Net investment income (loss)	(0.49)%	0.22%	0.12%	0.11%	0.39%	0.49%[2]
Expenses excluding specific expenses listed below	1.32%	1.35%	1.36%	1.39%	1.39%	1.40%
Interest and fees from borrowings	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]

Total expenses[6]	1.32%	1.35%	1.36%	1.39%	1.39%	1.40%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.32%[7]	1.35%[7]	1.36%[7]	1.38%	1.39%[7]	1.40%[7]

Portfolio turnover rate[8]	1%	10%	14%	7%	6%	11%

37        INVESCO OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income (loss) per share, net realized and unrealized gain (loss) per share and the net investment income (loss) ratio include an adjustment for a prior period reclassification for the year ended September 30, 2015.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended October 31, 2019	1.32%
Year Ended September 30, 2019	1.35%
Year Ended September 30, 2018	1.36%
Year Ended September 30, 2017	1.39%
Year Ended September 30, 2016	1.39%
Year Ended September 30, 2015	1.40%

7. Waiver was less than 0.005%.

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

38        INVESCO OPPENHEIMER GLOBAL FUND

Class Y	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015

Per Share Operating Data
Net asset value, beginning of period	$86.18	$98.88	$95.27	$75.32	$75.00	$80.81

Income (loss) from investment operations:
Net investment income[1]	0.00[2]	0.62	0.61	0.49	0.65	0.78[3]
Net realized and unrealized gain (loss)	4.43	(3.51)	8.92	20.16	3.76	(1.94)[3]

Total from investment operations	4.43	(2.89)	9.53	20.65	4.41	(1.16)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.66)	(0.77)	(0.70)	(0.73)	(0.83)
Distributions from net realized gain	0.00	(9.15)	(5.15)	0.00	(3.36)	(3.82)

Total dividends and/or distributions to shareholders	0.00	(9.81)	(5.92)	(0.70)	(4.09)	(4.65)

Net asset value, end of period	$90.61	$86.18	$98.88	$95.27	$75.32	$75.00

Total Return, at Net Asset Value[4]	5.14%	(1.88)%	10.33%	27.66%	5.87%	(1.64)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,985,139	$1,899,009	$2,158,393	$1,589,161	$1,182,183	$1,256,847

Average net assets (in thousands)	$1,918,814	$1,934,538	$1,925,562	$1,302,607	$1,248,978	$1,302,957

Ratios to average net assets:[5]
Net investment income	0.00%[6]	0.72%	0.62%	0.59%	0.90%	0.96%[3]
Expenses excluding specific expenses listed below	0.82%	0.86%	0.87%	0.89%	0.90%	0.90%
Interest and fees from borrowings	0.00%	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]

Total expenses[7]	0.82%	0.86%	0.87%	0.89%	0.90%	0.90%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.82%[8]	0.86%[8]	0.87%[8]	0.88%	0.90%[8]	0.90%[8]

Portfolio turnover rate[9]	1%	10%	14%	7%	6%	11%

39        INVESCO OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Net investment income (loss) per share, net realized and unrealized gain (loss) per share and the net investment income (loss) ratio include an adjustment for a prior period reclassification for the year ended September 30, 2015.

4. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended October 31, 2019	0.82%
Year Ended September 30, 2019	0.86%
Year Ended September 30, 2018	0.87%
Year Ended September 30, 2017	0.89%
Year Ended September 30, 2016	0.90%
Year Ended September 30, 2015	0.90%

8. Waiver was less than 0.005%.

9. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

40        INVESCO OPPENHEIMER GLOBAL FUND

Class R5	One Month Ended October 31, 2019	Period Ended September 30, 2019[1]

Per Share Operating Data
Net asset value, beginning of period	$86.12	$84.75

Income (loss) from investment operations:
Net investment income[2]	0.01	0.26
Net realized and unrealized gain	4.42	1.11

Total from investment operations	4.43	1.37

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	0.00	0.00

Total dividends and/or distributions to shareholders	0.00	0.00

Net asset value, end of period	$90.55	$86.12

Total Return, at Net Asset Value[3]	5.15%	1.61%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$11	$10

Average net assets (in thousands)	$10	$10

Ratios to average net assets:[4]
Net investment income	0.17%	0.83%
Expenses excluding specific expenses listed below	0.66%	0.75%
Interest and fees from borrowings	0.00%	0.00%

Total expenses[5]	0.66%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.66%[6]	0.75%[6]

Portfolio turnover rate[7]	1%	10%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to September 30, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended October 31, 2019	0.66%
Period Ended September 30, 2019	0.75%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

41        INVESCO OPPENHEIMER GLOBAL FUND

FINANCIAL HIGHLIGHTS Continued

Class R6	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015

Per Share Operating Data
Net asset value, beginning of period	$86.25	$98.97	$95.35	$75.40	$75.07	$80.92

Income (loss) from investment operations:
Net investment income[1]	0.01	0.76	0.77	0.70	0.80	0.95[2]
Net realized and unrealized gain (loss)	4.43	(3.51)	8.92	20.10	3.77	(1.96)[2]

Total from investment operations	4.44	(2.75)	9.69	20.80	4.57	(1.01)

Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	(0.82)	(0.92)	(0.85)	(0.88)	(1.02)
Distributions from net realized gain	0.00	(9.15)	(5.15)	0.00	(3.36)	(3.82)

Total dividends and/or distributions to shareholders	0.00	(9.97)	(6.07)	(0.85)	(4.24)	(4.84)

Net asset value, end of period	$90.69	$86.25	$98.97	$95.35	$75.40	$75.07

Total Return, at Net Asset Value[3]	5.15%	(1.70)%	10.52%	27.91%	6.05%	(1.44)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,051,628	$1,957,302	$1,436,651	$1,005,841	$663,292	$499,965
Average net assets (in thousands)	$1,986,912	$1,888,823	$1,323,928	$778,861	$567,921	$433,479
Ratios to average net assets:[4]
Net investment income	0.16%	0.88%	0.78%	0.84%	1.11%	1.18%[2]
Expenses excluding specific expenses listed below	0.67%	0.69%	0.69%	0.70%	0.71%	0.71%
Interest and fees from borrowings	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]

Total expenses[6]	0.67%	0.69%	0.69%	0.70%	0.71%	0.71%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.67%[7]	0.69%[7]	0.69%	0.70%	0.71%	0.71%

Portfolio turnover rate[8]	1%	10%	14%	7%	6%	11%

42        INVESCO OPPENHEIMER GLOBAL FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Net investment income (loss) per share, net realized and unrealized gain (loss) per share and the net investment income (loss) ratio include an adjustment for a prior period reclassification for the year ended September 30, 2015.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended October 31, 2019	0.67%
Year Ended September 30, 2019	0.69%
Year Ended September 30, 2018	0.69%
Year Ended September 30, 2017	0.70%
Year Ended September 30, 2016	0.71%
Year Ended September 30, 2015	0.71%

7. Waiver was less than 0.005%.

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

43        INVESCO OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2019 and September 30, 2019

Note 1 - Significant Accounting Policies

Invesco Oppenheimer Global Fund (the “Fund”) is a series portfolio of AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Global Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

The Fund’s investment objective is to seek capital appreciation.

Effective October 31, 2019, the Fund changed its fiscal year end from September 30 to October 31.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange

44        INVESCO OPPENHEIMER GLOBAL FUND

on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information,

45        INVESCO OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

 Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are

46        INVESCO OPPENHEIMER GLOBAL FUND

they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

 Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

 Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

 Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the one month ended October 31, 2019 and the fiscal year ended September 30, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table for the one month ended October 31, 2019 represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$71,116,788	$77,966,778	$—	$5,551,782,048

1. During the reporting period, the Fund did not utilize any capital loss carryforward.

47        INVESCO OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

The tax components of capital shown in the following table for the fiscal year ended September 30, 2019, represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes
$58,535,758	$38,166,004	$—	$5,078,428,362

1. During the reporting period, the Fund did not utilize any capital loss carryforward.

2. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, for the fiscal year ended September 30, 2019 the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Increase to Paid-in Capital	Reduction to Accumulated Net Investment Income
$17,157	$17,157

The tax character of distributions paid during the reporting periods:

	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018
Distributions paid from:
Ordinary income	$—	$66,260,637	$63,288,769
Long-term capital gain	—	1,058,259,506	573,540,552

Total	$—	$1,124,520,143	$636,829,321

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax

48        INVESCO OPPENHEIMER GLOBAL FUND

purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

	One Month Ended October 31, 2019	Year Ended September 30, 2019

Federal tax cost of securities	$5,197,724,412	$5,280,435,700

Gross unrealized appreciation	$5,889,244,076	$5,479,795,962
Gross unrealized depreciation	(337,462,028)	(401,367,600)

Net unrealized appreciation	$5,551,782,048	$5,078,428,362

Certain foreign countries impose a tax on capital gains which is accrued by the Fund based on unrealized appreciation, if any, on affected securities. The tax is paid when the gain is realized.

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principals generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S.

49        INVESCO OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.
J.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

50        INVESCO OPPENHEIMER GLOBAL FUND

Note 2 - Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Fee Schedule*
Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $1.5 billion	0.67
Next $2.5 billion	0.65
Next $2.5 billion	0.63
Next $2.5 billion	0.60
Next $4 billion	0.58
Next $8 billion	0.56
Over $23 billion	0.54

*The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the one month ended October 31, 2019 and the year ended September 30, 2019, the effective advisory fee incurred by the Fund was 0.64% and 0.65% annualized, respectively.

From the beginning of the fiscal period until the date of the Reorganization, the Acquired Fund paid $44,590,177 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.15%, 1.89%, 1.39%, 0.89%, 0.75% and 0.70%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1)

51        INVESCO OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the one month ended October 31, 2019, the Adviser waived advisory fees of $2,027 and for year ended September 30, 2019, the Adviser waived advisory fees of $61,290.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the one month ended October 31, 2019 and year ended September 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the one month period ended October 31, 2019 and the year ended September 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimburses IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid

52        INVESCO OPPENHEIMER GLOBAL FUND

as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the one month ended October 31, 2019 and the year ended September 30, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the one month ended October 31, 2019, IDI advised the Fund that IDI retained $28,154 in front-end sales commissions from the sale of Class A shares and $304 and $172 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. During the year ended September 30, 2019, IDI advised the Fund that IDI retained $89,359 in front-end sales commissions from the sale of Class A shares and $4,076 and $8,495 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $327,737 in front–end sales commissions from the sale of Class A shares and $3,670 and $25,021 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 - Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no

53        INVESCO OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of October 31, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,924,624,377	$1,131,515,420	$—	$3,056,139,797
Consumer Staples	203,477,135	243,597,238	—	447,074,373
Financials	909,723,852	857,589,682	—	1,767,313,534
Health Care	1,244,693,978	183,070,635	—	1,427,764,613
Industrials	346,393,667	1,154,716,586	33,597,461	1,534,707,714
Information Technology	1,382,610,777	1,119,849,035	—	2,502,459,812
Preferred Stock	1,070,830	—	—	1,070,830
Investment Company	13,620,687	—	—	13,620,687

Total Assets	$6,026,215,303	$4,690,338,596	$33,597,461	$10,750,151,360

The following is a summary of the tiered valuation input levels, as of September 30, 2019. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$1,807,312,326	$1,087,421,571	$—	$2,894,733,897
Consumer Staples	218,040,878	244,114,468	—	462,155,346
Energy	—	27,551,685	—	27,551,685
Financials	881,078,184	823,593,613	—	1,704,671,797
Health Care	1,225,268,321	170,007,443	—	1,395,275,764
Industrials	360,725,869	1,077,672,873	39,711,867	1,478,110,609
Information Technology	1,331,936,272	1,031,895,491	—	2,363,831,763
Preferred Stock	1,114,181	—	—	1,114,181
Investment Company	33,182,579	—	—	33,182,579

Total Assets	$5,858,658,610	$4,462,257,144	$39,711,867	$10,360,627,621

54        INVESCO OPPENHEIMER GLOBAL FUND

Note 4 - Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period October 1, 2018 to May 24, 2019, the Predecessor Fund engaged in transactions with affiliates as listed: Securities purchases of $597,370 and securities sales of $9,794,058, which resulted in net realized gains of $7,355,508. For the period October 1, 2019 to October 31, 2019 and May 25, 2019 to September 30, 2019, the Fund did not engage in transactions with affiliates.

Note 5 – Expense Offset Arrangements

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the one month ended October 31, 2019, the Fund did not receive credits from this arrangement and year ended September 30, 2019, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $53,843.

Note 6 - Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the one month period ended October 31, 2019, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	—
Accumulated Liability as of October 31, 2019	750,138

55        INVESCO OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

During the fiscal year ended September 30, 2019, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	42,681
Accumulated Liability as of September 30, 2019	750,138

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Note 7 - Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due to custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 8 - Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the one month ended October 31, 2019 was $121,486,107 and $238,300,026 and during the year ended September 30, 2019 was $1,063,287,127 and $1,602,746,435, respectively.

56        INVESCO OPPENHEIMER GLOBAL FUND

Note 9 - Share Information

Transactions in shares of beneficial interest were as follows:

	One Month Ended October		Year Ended September 30,		Year Ended September 30,
	Shares	31, 2019[1] Amount	Shares	2019[2] Amount	Shares	2018 Amount

Class A
Sold	305,253	$26,612,228	7,833,389	$678,594,057	6,781,263	$667,746,808
Dividends and/or distributions reinvested	—	—	7,920,817	617,268,800	4,238,233	397,122,409
Redeemed	(1,234,244)	(107,270,543)	(14,230,311)	(1,212,041,221)	(16,189,293)	(1,588,461,958)

Net increase (decrease)	(928,991)	$(80,658,315)	1,523,895	$83,821,636	(5,169,797)	$(523,592,741)

Class B
Sold	—	$—	—	$—	1,159	$102,027
Dividends and/or distributions reinvested	—	—	—	—	7,132	607,274
Redeemed	—	—	—	—	(195,038)	(17,295,563)

Net increase (decrease)	—	$—	—	$—	(186,747)	$(16,586,262)

Class C
Sold	29,760	$2,354,344	472,034	$36,239,072	878,174	$79,503,959
Dividends and/or distributions reinvested	—	—	889,014	63,075,486	426,722	36,890,163
Redeemed	(106,938)	(8,486,602)	(5,075,155)	(401,808,377)	(1,535,188)	(139,316,197)

Net increase (decrease)	(77,178)	$(6,132,258)	(3,714,107)	$(302,493,819)	(230,292)	$(22,922,075)

Class R
Sold	21,262	$1,847,460	384,575	$32,601,280	541,092	$52,974,720
Dividends and/or distributions reinvested	—	—	275,176	21,350,942	135,511	12,644,552
Redeemed	(58,057)	(5,026,183)	(709,256)	(60,734,044)	(650,502)	(63,688,408)

Net increase (decrease)	(36,795)	$(3,178,723)	(49,505)	$(6,781,822)	26,101	$1,930,864

57        INVESCO OPPENHEIMER GLOBAL FUND

NOTES TO FINANCIAL STATEMENTS Continued

	One Month Ended October		Year Ended September 30,		Year Ended September 30,
	Shares	31, 2019[1] Amount	Shares	2019[2] Amount	Shares	2018 Amount

Class Y
Sold	340,470	$29,957,811	4,797,756	$408,527,888	9,209,257	$904,820,940
Dividends and/or distributions reinvested	—	—	2,569,730	200,259,104	1,004,246	94,158,133
Redeemed	(465,691)	(40,650,430)	(7,161,948)	(605,950,652)	(5,065,297)	(499,333,501)

Net increase (decrease)	(125,221)	$(10,692,619)	205,538	$2,836,340	5,148,206	$499,645,572

Class R5[3]
Sold	—	$—	118	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—

Net increase (decrease)	—	$—	118	$10,000	—	$—

Class R6
Sold	259,683	$22,532,695	11,105,303	$948,086,377	7,056,193	$698,358,500
Dividends and/or distributions reinvested	—	—	2,346,782	182,790,847	755,465	70,802,181
Redeemed	(330,479)	(28,904,576)	(5,273,251)	(451,135,727)	(3,845,585)	(379,842,552)

Net increase (decrease)	(70,796)	$(6,371,881)	8,178,834	$679,741,497	3,966,073	$389,318,129

1. 5% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

2. 5% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

3. Commencement date after the close of business on May 24, 2019.

Note 10 – Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the one month period ended October 31, 2019 and the year ended September 30, 2019. The Facility terminated May 24, 2019.

58        INVESCO OPPENHEIMER GLOBAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco Oppenheimer Global Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Oppenheimer Global Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the “Fund”) as of October 31, 2019 and September 30, 2019, the related statements of operations and the statements of changes in net assets for the period from October 1, 2019 to October 31, 2019 and the year ended September 30, 2019, including the related notes, and the financial highlights for each of the periods ended October 31, 2019 and September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019 and September 30, 2019, the results of its operations and changes in its net assets for the period from October 1, 2019 to October 31, 2019 and the year ended September 30, 2019 and the financial highlights for each of the periods ended October 31, 2019 and September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Global Fund (formerly known as Oppenheimer Global Fund) as of and for the year ended September 30, 2018 and the financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence

59        INVESCO OPPENHEIMER GLOBAL FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 and September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, TX

December 16, 2019

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

60        INVESCO OPPENHEIMER GLOBAL FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

61        INVESCO OPPENHEIMER GLOBAL FUND

FEDERAL INCOME TAX INFORMATION

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

Capital gain distributions of $9.06698 per share were paid to Class A, Class C, Class R, Class Y and Class R6 shareholders, respectively, on December 6, 2018. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions should be multiplied by the maximum amount allowable but not less than 15.97% and 91.15% for the one month ended October 31, 2019 and the fiscal year ended September 30, 2019, respectively, to arrive at the amount eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $7,918,548 and $178,919,774 of the Fund’s fiscal year taxable income for the one month ended October 31, 2019 and the fiscal year ended September 30, 2019, respectively, may be eligible for the lower individual income tax rates. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $0 and $484,840 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend for the one month ended October 31, 2019 and the fiscal year ended September 30, 2019, respectively, and the maximum amount allowable but not less than $12,581,030 and $0 of the short-term capital gain distribution to be paid by the Fund qualifies as a short-term capital gain dividend for the one month ended October 31, 2019 and the fiscal year ended September 30, 2019, respectively.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

62        INVESCO OPPENHEIMER GLOBAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY

CONTRACTS

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Global Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

63        INVESCO OPPENHEIMER GLOBAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY

CONTRACTS Continued

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers

64        INVESCO OPPENHEIMER GLOBAL FUND

in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also compared the Fund’s effective advisory fee rate (the advisory fee rate after advisory fee waivers and before other expense limitations/waivers) to the effective advisory fee rates of other mutual funds in the Fund’s Lipper category advised or sub-advised by Invesco Advisers and its affiliates, based on asset balances as of December 31, 2017.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the

65        INVESCO OPPENHEIMER GLOBAL FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY

CONTRACTS Continued

Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’ expenses. The Board also considered that it will receive periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable

66        INVESCO OPPENHEIMER GLOBAL FUND

to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades will be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

67        INVESCO OPPENHEIMER GLOBAL FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

68        INVESCO OPPENHEIMER GLOBAL FUND

SHAREHOLDER PROXY

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Global Fund was held on April 12, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Global Fund into Invesco Oppenheimer Global Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	57,830,374	2,712,459	5,684,767	0

69        INVESCO OPPENHEIMER GLOBAL FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS

Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None

Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);	229	None

1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.

2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

70        INVESCO OPPENHEIMER GLOBAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)

Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

71        INVESCO OPPENHEIMER GLOBAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)

Philip A. Taylor (Continued)

company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

72        INVESCO OPPENHEIMER GLOBAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES

Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)

David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association

Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229

Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)

Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

73        INVESCO OPPENHEIMER GLOBAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229

Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)

Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)

Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management – Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229

Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

74        INVESCO OPPENHEIMER GLOBAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP

Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None

Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229

Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)

Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)

Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital;	229	Federal Reserve Bank of Dallas

75        INVESCO OPPENHEIMER GLOBAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)

Ann Barnett Stern (Continued)		Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP

Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None

Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None

Daniel S. Vandivort – 1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds

James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229

Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)

Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

76        INVESCO OPPENHEIMER GLOBAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS

Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A

Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A

Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018

Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal

			N/A	N/A

77        INVESCO OPPENHEIMER GLOBAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Jeffrey H. Kupor (Continued)

Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services

			N/A	N/A

78        INVESCO OPPENHEIMER GLOBAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Andrew R. Schlossberg (Continued)

Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC

John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and

			N/A	N/A

79        INVESCO OPPENHEIMER GLOBAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

John M. Zerr (Continued)

Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)

Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco

			N/A	N/A

80        INVESCO OPPENHEIMER GLOBAL FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Gregory G. McGreevey (Continued)		Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds

Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A

Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and

			N/A	N/A

81        INVESCO OPPENHEIMER GLOBAL FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)

Crissie M. Wisdom (Continued)		Controls and Risk Analysis Manager for Invesco Investment Services, Inc. Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.

Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund	Investment Adviser	Distributor	Auditors
11 Greenway Plaza,	Invesco Advisers, Inc.	Invesco Distributors, Inc.	PricewaterhouseCoopers
Suite 1000	1555 Peachtree Street, N.E.	11 Greenway Plaza,	LLP
Houston, TX 77046-1173	Atlanta, GA 30309	Suite 1000	1000 Louisiana Street,
		Houston, TX	Suite 5800
		77046-1173	Houston, TX 77002-5021

Counsel to the Fund	Counsel to the	Transfer Agent	Custodian
Stradley Ronon Stevens & Young,	Independent Trustees	Invesco Investment	JPMorgan Chase Bank
LLP	Goodwin Procter LLP	Services, Inc.	4 Chase Metro Tech
2005 Market Street,	901 New York Avenue, N.W.	11 Greenway Plaza,	Center
Suite 2600	Washington, D.C. 20001	Suite 1000	Brooklyn, NY 11245
Philadelphia, PA 19103-7018		Houston, TX
77046-1173

82        INVESCO OPPENHEIMER GLOBAL FUND

INVESCO’S PRIVACY NOTICE

Invesco recognizes the importance of protecting your personal and financial information when you visit our website located at www.invesco.com (the “Website”). The following information is designed to help you understand the information collection practices at this Website. We will not sell, share or rent your personally identifiable information to others in contravention of this Privacy Policy. When we refer to ourselves as “we” or “Invesco” in this Privacy Policy, we mean our entire company including our affiliates, such as subsidiaries.

By visiting this Website, you are accepting the practices described in this Privacy Policy. If you do not agree to this policy, you may not use this Website. This Privacy Policy is subject to change without notice, from time to time in our sole discretion. You acknowledge that by accessing the Website after we have posted changes to this Privacy Policy, you are agreeing to this Privacy Policy as modified. Please review the Terms of Use1 to learn of other terms and conditions applicable to your use of the Website.

Please note that this Privacy Policy is not an exclusive statement of our privacy principles across all products and services. Other privacy principles or policies may apply depending on the products or services you obtain from Invesco, or the jurisdiction in which you transact with Invesco.

This Privacy Policy was last updated on May 6, 2018.

Information We Collect and Use

We collect personal information you choose to submit to the Website in order to process transactions requested by you and meet our contractual obligations. For example, you can choose to provide your name, contact information, social security number, or tax identification number in connection with accessing your account, or you can choose to provide your personal information when you fill out a secure account question form. Any information collected about you from the Website can, from time to time, be associated with other identifying information we have about you.

In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

83        INVESCO OPPENHEIMER GLOBAL FUND

INVESCO’S PRIVACY NOTICE Continued

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

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84        INVESCO OPPENHEIMER GLOBAL FUND

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Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

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(404) 439-3236

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(404) 962-8288

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Anne.Gerry@invesco.com

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85        INVESCO OPPENHEIMER GLOBAL FUND

INVESCO’S PRIVACY NOTICE Continued

●	Request that we amend, rectify, delete or update the personal data we hold about you;

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Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

86        INVESCO OPPENHEIMER GLOBAL FUND

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Explore High-Conviction Investing with Invesco

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With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

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Invesco mailing information Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-GLBL-AR-1	11272019

Annual Report 10/31/2019 Annual Report 9/30/2019

Invesco

Oppenheimer

Global Opportunities

Fund*

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by enrolling at invesco.com/edelivery.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800 959 4246 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

*Prior to the close of business on May 24, 2019, the Fund’s name was Oppenheimer Global Opportunities Fund. See Important Update on the following page for more information.

Important Updates

On October 18, 2018, Massachusetts Mutual Life Insurance Company, an indirect corporate parent of OppenheimerFunds, Inc. and its subsidiaries OFI Global Asset Management, Inc., OFI SteelPath, Inc. and OFI Advisors, LLC, announced that it had entered into an agreement whereby Invesco Ltd., a global investment management company would acquire OppenheimerFunds and its subsidiaries (together, “OppenheimerFunds”). After the close of business on May 24, 2019 Invesco Ltd. completed the acquisition of OppenheimerFunds. This Fund was included in that acquisition and as of that date, became part of the Invesco family of funds. Please visit invesco.com for more information or call Invesco’s Client Services team at 800-959-4246.

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 10/31/19

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI All Country (AC) World Index
1-Year	2.01%	-3.59%	12.59%
5-Year	12.66	11.40	7.08
10-Year	12.41	11.78	8.81
AVERAGE ANNUAL TOTAL RETURNS AT 9/30/19
	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	MSCI All Country (AC) World Index
1-Year	-17.48%	-22.03%	1.38%
5-Year	12.28	11.02	6.65
10-Year	11.25	10.62	8.35

3      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Fund returns include changes in share price, reinvested distributions and a 5.50% maximum applicable sales charge except where “without sales charge” is indicated. Returns for periods of less than one year are cumulative and not annualized. As the result of a reorganization after the close of business on May 24, 2019, the returns of the Fund for periods on or prior to May 24, 2019 reflect performance of the Oppenheimer predecessor fund. Share class returns will differ from those of the predecessor fund because they have different expenses. Returns do not consider capital gains or income taxes on an individual’s investment. See Fund prospectus and summary prospectus for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

4      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Fund Performance Discussion

For the one-year period ended September 30, 2019, the Fund’s Class A shares (without sales charge) returned -17.48%, underperforming MSCI All Country (AC) World Index (the “Index”), which returned 1.38%. For the one-year period ended October 31, 2019, the Fund’s Class A shares (without sales charge) returned 2.01%, underperforming the Index, which returned 12.59%. Please note that the fiscal year-end for Invesco Oppenheimer Global Opportunities Fund has changed from September 30 to October 31. Therefore, the period covered by this discussion is from September 30, 2018, the date of the last annual report, through October 31, 2019, the Fund’s new fiscal year-end.

We see the future involving change from innovation, and innovative companies are often smaller and not yet established. Hence, we prefer mostly mid and small cap companies, which, based on our research, we believe are more likely to be shaping change. Most companies have to innovate to survive, but in commodity industries the benefits of innovation usually are reaped by customers.

We find that most often companies in the technology, healthcare, industrials and consumer discretionary sectors have the best chance of rewriting an industry rulebook in such a way as to create new industries, or industry verticals. This is why we typically invest so much in these areas, currently more than 85% of the portfolio.

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN AT OCTOBER 31, 2019:

5      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN AT SEPTEMBER 30, 2019:

Healthcare was principally the cause of a poor performance period, as discussed further below.

MARKET OVERVIEW

The reporting period featured heighted volatility and subdued returns for global equities. Despite some hopeful signs earlier in the year, trade tensions with China remained high. This seems to be feeding generally weaker production statistics, and a more cautious environment for capital investment and spending. However, while this has slowed things down a bit it, it has done so from some lofty levels, and US growth remains good enough and central banks are now moving back towards rate cuts and quantitative easing. The low diminishing environment for interest rates reflects, we believe, a backdrop of slowing growth and fear. There is little to no rational reason for negative interest rates to exist, but they do exist, hence the fear, and on a purely formulaic level, make future cash flows more valuable. Valuations likely should be high against this backdrop.

FUND REVIEW

The three major positive contributors to performance for the reporting period were Arrowhead Pharmaceuticals, Nevro Corp. and Shake Shack Inc.

Arrowhead Pharmaceuticals is a biotechnology company with a drug development platform that seeks to effectively silence disease causing genes in body. They are having some early clinical success with treatments addressing liver disease and hepatitis B, and this has given the stock a significant lift since mid-2017. During the period, S&P announced that the company would be added to the S&P 600 Index, which also gave the stock price a nice boost in June. Though we remain investors in the company, we did trim the position late in the period.

6      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Nevro Corp. is a medical device company operating in the area of pain management, using spinal stimulation therapy to manage pain. In this era of opioid addiction alternative therapies are important, and clinicians are seeking them. Nevro has always had a strong technology platform, however, they struggled operationally with managing growth. Earlier this year they brought on a new CEO, one with a track record and reputation for turning things around. Things are beginning to fall into place now, and we expect that this holding can to continue to be rewarding.

Shake Shack Inc. is not a play on healthy eating but on quality, featuring premium all-natural ingredients free of hormones, trans fats and high fructose corn syrup. They are beginning a broader expansion across the US, and internationally, and it is going very well.

The three major negative contributors to performance for the reporting period were Nektar Therapeutics, Aston Martin Lagonda Global Holdings, and 3D Systems Corp.

Nektar Theraputics Inc. has been challenged during the reporting period, which saw its share price fall significantly. This was the dominant factor in our relative results during the reporting period. The most recent issue was that on the company’s 2Q19 earnings conference call they disclosed that they had discovered manufacturing problems with two batches of a drug in clinical development focused on immuno-oncology. Needless to say, this was a disappointing development.

However, we are satisfied that it was nothing more than that, a manufacturing issue, not unheard of when you are taking something from a laboratory to actual production. In the trials there were noticeable differences in patient outcomes between the normal batches and the problem batches. The FDA, with this knowledge in hand, nonetheless granted the compound, bempegaldesleukin (bempeg) a Breakthrough Therapy Designation on August 1st. This is only done when there is preliminary clinical evidence that an investigational compound may offer significant improvements over existing treatments. Also affecting the company was news that the FDA would defer all consideration of new drug applications related to opioid analgesics while it reviews “a number of scientific and policy issues relating to this class of drugs”. Nektar was to go before the FDA on August 21st to discuss its new drug application for NKTR-181, the first opioid of its type to offer opioid like pain relief without the euphoria or high that underpins abuse. Indications are that it will be taken up in November. So, in total, it was a time of poor news flow for a company that we believe is scientifically strong and operating in areas of high unmet need.

Aston Martin Lagonda has had a tough time during this reporting period. However, it is a unique company. Made iconic from the James Bond movies starring Sean Connery, they have produced fewer than 100,000 cars since the early 1900s. This demonstrates exclusivity, which we believe defines a luxury brand. We see Aston Martin as a luxury product, and are

7      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

interested in the company for that reason, as well as because we like their new product offerings. While it may seem to be operating in a capital-intensive industry, we see this as less of an issue than one might think. Daimler makes the engines, for example. We will give this more time to work, as we see a lot of potential.

3D Systems Corp. is a 3D printing company.

Their technology is used across a range of industries, including aerospace, automotive, and health care. We’ve long invested in the 3D printing industry and like the potential. However, in the near-term 3D Systems has struggled with cost controls and is being buffeted by weakness in the automotive industry, an important customer for their products. We will continue to own this company for the long-term potential it represents.

STRATEGY & OUTLOOK

We remain largely focused on investments in companies with sizable, transformational growth potential. Many are in relatively early stages of that development. This reporting period’s top contributors are positions we have owned for some time, before it was clear there was a good opportunity present. However, some of our holdings will only be moderately successful, some may even flop.

While not every idea works, enough have, and we believe enough will, to substantively reward our ownership. This can take time to play out. Emerging companies, some of the best we’ve ever seen, have experienced setbacks or encounter periods of difficulty. Patience is a critical part of our ability to be successful, and frankly our clients as well.

The Fund’s Class A shares (without sales charge) produced a total return of 3.13% during the month ending 10/31/19, modestly outperforming the MSCI All Country World Index’s (the “Index”) return of 2.74%. The Fund’s outperformance versus the Index was largely the result of stock selection in the Technology, Consumer Staples and Industrials sectors. The Fund underperformed the Index in the Consumer Discretionary, Communication Services, and Health Care sectors, again primarily due to stock selection. Top individual contributors for this period included Advanced Micro Devices, Arrowhead Pharmaceuticals, and FireEye, Inc. The Fund’s largest individual detractors were Nektar Therapeutics, Twitter, and Shake Shack.

8      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Top Holdings and Allocations

TOP TEN COMMON STOCK HOLDINGS

– 10/31/19

Advanced Micro Devices, Inc.	7.5%
Nektar Therapeutics, Cl. A	7.5
Exact Sciences Corp.	3.0
QUALCOMM, Inc.	2.2
Arrowhead Pharmaceuticals, Inc.	2.2
Eurofins Scientific SE	2.1
PeptiDream, Inc.	2.1
Nevro Corp.	1.8
First Solar, Inc.	1.4
boohoo.com plc	1.4

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on net assets.

TOP TEN GEOGRAPHICAL HOLDINGS

– 10/31/19

United States	50.5%
Japan	10.5
United Kingdom	9.8
Germany	6.2
Sweden	4.2
France	3.8
Denmark	3.5
Spain	2.2
Luxembourg	2.1
Italy	1.8

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on total market value of investments.

SECTOR ALLOCATION – 10/31/19

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of October 31, 2019, and are based on the total market value of common stocks.

9      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

TOP TEN COMMON STOCK HOLDINGS

– 9/30/19

Advanced Micro Devices, Inc.	7.3%
Nektar Therapeutics, Cl. A	4.9
Exact Sciences Corp.	3.2
QUALCOMM, Inc.	2.1
PeptiDream, Inc.	2.0
Eurofins Scientific SE	2.0
Nevro Corp.	1.8
Genmab AS	1.7
First Solar, Inc.	1.6
Carl Zeiss Meditec AG	1.6

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of September 30, 2019, and are based on net assets.

TOP TEN GEOGRAPHICAL HOLDINGS

– 9/30/19

United States	48.4%
Japan	10.6
United Kingdom	9.6
Germany	6.8
Denmark	4.3
Sweden	4.0
France	3.8
Spain	2.4
Italy	2.2
Norway	2.1

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of September 30, 2019, and are based on total market value of investments.

SECTOR ALLOCATION – 9/30/19

Holdings and allocations are subject to change and are not buy/sell recommendations. Percentages are as of September 30, 2019, and are based on the total market value of common stocks.

For more current Fund holdings, please visit invesco.com.

10      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 10/31/19

	Inception Date	1-Year	5-Year	10-Year
Class A (OPGIX)	10/22/90	2.01%	12.66%	12.41%
Class C (OGICX)	12/1/93	1.26	11.82	11.57
Class R (OGINX)	3/1/01	1.76	12.38	12.08
Class Y (OGIYX)	2/1/01	2.26	12.94	12.71
Class R5 (GOFFX)[1]	5/24/19	2.17	12.70	12.43
Class R6 (OGIIX)[2]	1/27/12	2.43	13.14	12.66 [3]

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 10/31/19
	Inception Date	1-Year	5-Year	10-Year
Class A (OPGIX)	10/22/90	-3.59%	11.40%	11.78%
Class C (OGICX)	12/1/93	0.35	11.82	11.57
Class R (OGINX)	3/1/01	1.76	12.38	12.08
Class Y (OGIYX)	2/1/01	2.26	12.94	12.71
Class R5 (GOFFX)[1]	5/24/19	2.17	12.70	12.43
Class R6 (OGIIX)[2]	1/27/12	2.43	13.14	12.66 [3]

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/19
	Inception Date	1-Year	5-Year	10-Year
Class A (OPGIX)	10/22/90	-17.48%	12.28%	11.25%
Class C (OGICX)	12/1/93	-18.12	11.44	10.41
Class R (OGINX)	3/1/01	-17.71	12.00	10.92
Class Y (OGIYX)	2/1/01	-17.29	12.56	11.55
Class R5 (GOFFX)[1]	5/24/19	-17.38	12.31	11.27
Class R6 (OGIIX)[2]	1/27/12	-17.16	12.76	12.353

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/19
	Inception Date	1-Year	5-Year	10-Year
Class A (OPGIX)	10/22/90	-22.03%	11.02%	10.62%
Class C (OGICX)	12/1/93	-18.85	11.44	10.41
Class R (OGINX)	3/1/01	-17.71	12.00	10.92
Class Y (OGIYX)	2/1/01	-17.29	12.56	11.55
Class R5 (GOFFX)[1]	5/24/19	-17.38	12.31	11.27
Class R6 (OGIIX)[2]	1/27/12	-17.16	12.76	12.35 [3]

11      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

1. Class R5 shares’ performance shown prior to the inception date (after the close of business on May 24, 2019) is that of the predecessor fund’s Class A shares at net asset value (NAV) and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements.

2. Pursuant to the closing of the transaction described in the Notes to Financial Statements, after the close of business on May 24, 2019, Class I shares were reorganized as Class R6 shares.

3. Shows performance since inception.

Performance quoted is past performance and cannot guarantee comparable future results; current performance may be lower or higher. Visit invesco.com for the most recent month-end performance. Performance figures reflect reinvested distributions and changes in net asset value (NAV). Investment return and principal value will vary so that you may have a gain or a loss when you sell shares. Performance shown at NAV does not include the applicable front-end sales charge, which would have reduced the performance. The current maximum initial sales charge for Class A shares is 5.50%, and the contingent deferred sales charge for Class C shares is 1% for the 1-year period. Class R, Class Y, Class R5 and Class R6 shares have no sales charge; therefore, performance is at NAV. Effective after the close of business on May 24, 2019, Class A, Class C, Class R, Class Y, and Class I shares of the predecessor fund were reorganized into Class A, Class C, Class R, Class Y, and Class R6 shares, respectively, of the Fund. Class R5 shares’ performance shown prior to the inception date is that of the predecessor fund’s Class A shares at NAV and includes the 12b-1 fees applicable to Class A shares. Class A shares’ performance reflects any applicable fee waivers and/or expense reimbursements. Returns shown for Class A, Class C, Class R, Class Y, Class R5, and Class R6 shares are blended returns of the predecessor fund and the Fund. Share class returns will differ from those of the predecessor fund because of different expenses. See Fund prospectuses and summary prospectuses for more information on share classes, sales charges and new fee agreements, if any. Fund literature is available at invesco.com.

The Fund’s performance is compared to the performance of the MSCI All Country (AC) World Index, a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Index is unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the Index. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

Before investing, investors should carefully read the prospectus and/or summary prospectus and carefully consider the investment objectives, risks, charges and expenses. For this and more complete information about the fund(s), investors

12      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

should ask their advisors for a prospectus/summary prospectus or visit invesco.com/fundprospectus.

Shares of Invesco funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

13      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended October 31, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended October 31, 2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

14      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Actual	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During 6 Months Ended October 31, 2019[1,2]
Class A	$ 1,000.00	$ 945.50	$ 5.36
Class C	1,000.00	942.00	9.05
Class R	1,000.00	944.30	6.59
Class Y	1,000.00	946.50	4.13
Class R5	1,000.00	947.00	2.91
Class R6	1,000.00	947.40	3.39

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,019.71	5.56
Class C	1,000.00	1,015.93	9.39
Class R	1,000.00	1,018.45	6.84
Class Y	1,000.00	1,020.97	4.29
Class R5	1,000.00	1,021.78	3.47
Class R6	1,000.00	1,021.73	3.52

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 160/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended October 31, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to October 31, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	1.09%
Class C	1.84
Class R	1.34
Class Y	0.84
Class R5	0.68
Class R6	0.69

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

15      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2019.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30,

2019” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

16      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Actual	Beginning Account Value April 1, 2019	Ending Account Value September 30, 2019	Expenses Paid During 6 Months Ended September 30, 2019[1,2]
Class A	$1,000.00	$967.70	$5.49
Class C	1,000.00	964.10	9.25
Class R	1,000.00	966.50	6.73
Class Y	1,000.00	969.00	4.30
Class R5	1,000.00	969.00	2.58
Class R6	1,000.00	969.70	3.51

Hypothetical (5% return before expenses)
Class A	1,000.00	1,019.50	5.63
Class C	1,000.00	1,015.69	9.49
Class R	1,000.00	1,018.25	6.90
Class Y	1,000.00	1,020.71	4.42
Class R5	1,000.00	1,021.36	3.76
Class R6	1,000.00	1,021.51	3.60

1. Actual expenses paid for Class A, C, R, Y, and R6 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period). Actual expenses paid for Class R5 are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 129/365 to reflect the period from after the close of business on May 24, 2019 (inception of offering) to September 30, 2019.

2. Hypothetical expenses paid for all classes are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2019 for Classes A, C, R, Y and R6 and for the period from after the close of business on May 24, 2019 (inception of offering) to September 30, 2019 for Class R5 are as follows:

Class	Expense Ratios
Class A	1.11%
Class C	1.87
Class R	1.36
Class Y	0.87
Class R5	0.74
Class R6	0.71

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

17      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS October 31, 2019

	Shares	Value

Common Stocks—97.2%

Consumer Discretionary—12.3%

Auto Components—1.0%

Cie Plastic Omnium SA	1,500,000	$41,025,353

Continental AG	100,000	13,367,649

Freni Brembo SpA	2,000,000	21,277,640

		75,670,642

Automobiles—0.8%

Aston Martin Lagonda Global Holdings plc[1,2]	10,500,000	54,351,585
Entertainment—1.2%

Frontier Developments plc[1,3]	3,000,000	42,523,380

Rovio Entertainment OYJ[2,3]	4,700,000	21,096,633

Technicolor SA1,3	29,700,000	24,799,848

		88,419,861

Hotels, Restaurants & Leisure—1.7%

Flutter Entertainment plc	400,000	41,240,878

Shake Shack, Inc., Cl. A1	1,000,000	82,280,000

		123,520,878

Household Durables—1.1%

Bang & Olufsen AS1	2,000,000	11,642,852

iRobot Corp.[1]	900,000	43,254,000

Nikon Corp.	2,000,000	25,438,300

		80,335,152

Interactive Media & Services—1.0%

Adevinta ASA, Cl. B1	900,000	10,276,040

Twitter, Inc.[1]	2,000,000	59,940,000

		70,216,040

Internet & Catalog Retail—3.2%

AO World plc[1]	20,000,000	16,397,343

ASOS plc[1]	700,000	32,101,113

boohoo.com plc[1]	30,000,000	102,794,762

Boozt AB1,2,3	3,750,000	25,006,956

Rakuten, Inc.	6,000,000	57,476,038

		233,776,212

Media—1.1%

CyberAgent, Inc.	1,600,000	51,773,839

Stroeer SE & Co. KGaA	300,000	24,163,123

		75,936,962

Textiles, Apparel & Luxury Goods—1.2%

Brunello Cucinelli SpA	1,500,000	47,042,343

18      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

	Shares	Value

Textiles, Apparel & Luxury Goods (Continued)

Moncler SpA	1,000,000	$38,629,323

		85,671,666

Consumer Staples—2.4%

Food & Staples Retailing—0.3%

Rite Aid Corp.[1]	2,500,000	23,000,000

Food Products—2.0%

Ebro Foods SA	2,000,000	43,942,369

Mowi ASA	4,000,000	97,676,369

		141,618,738

Personal Products—0.1%

Midsona AB, Cl. B	1,000,000	5,593,709

Financials—2.7%

Capital Markets—1.2%

Allied Minds plc[1]	10,000,000	6,678,358

IG Group Holdings plc	3,000,000	24,712,281

IP Group plc[1]	20,785,545	15,115,902

Rothschild & Co.	1,500,000	42,163,526

		88,670,067

Commercial Banks—0.3%

Banco Comercial Portugues SA, Cl. R	100,000,000	22,651,408

Real Estate Investment Trusts (REITs)—0.7%

British Land Co. plc (The)	4,000,000	32,306,769

Unibail-Rodamco-Westfield	100,000	15,465,366

		47,772,135

Real Estate Management & Development—0.5%

Capital & Counties Properties plc	10,000,000	33,089,430

Health Care—31.0%

Biotechnology—11.2%

Arrowhead Pharmaceuticals, Inc.[1]	4,000,000	160,200,000

Bavarian Nordic AS1	1,600,000	37,629,040

Exact Sciences Corp.[1]	2,500,000	217,500,000

Genmab AS1	400,000	87,175,434

Halozyme Therapeutics, Inc.[1]	1,000,000	15,320,000

Hansa Biopharma AB1	1,938,841	25,804,835

MorphoSys AG1	700,000	76,263,700

Oncopeptides AB1,2	2,000,000	23,349,934

PeptiDream, Inc.[1]	3,000,000	150,401,739

Rigel Pharmaceuticals, Inc.[1]	5,000,000	10,250,000

		803,894,682

19      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS Continued

	Shares	Value

Health Care Equipment & Supplies—5.8%

Align Technology, Inc.[1]	200,000	$50,458,000

Biocartis NV1,2,3	3,000,000	21,488,283

Carl Zeiss Meditec AG	800,000	87,114,591

Consort Medical plc	22,700	214,687

Fisher & Paykel Healthcare Corp. Ltd.	3,000,000	36,651,992

Ion Beam Applications[1]	400,000	6,377,844

Jeol Ltd.[3]	2,500,000	66,229,962

Nevro Corp.[1]	1,500,000	129,300,000

Xvivo Perfusion AB1	1,000,000	16,944,461

		414,779,820

Health Care Providers & Services—0.3%

Amplifon SpA	1,000,000	25,164,403

Health Care Technology—1.7%

M3, Inc.	4,000,000	95,679,916

RaySearch Laboratories AB1,3	1,500,000	24,085,284

		119,765,200

Life Sciences Tools & Services—2.9%

Eurofins Scientific SE	300,000	152,028,829

Illumina, Inc.[1]	200,000	59,104,000

		211,132,829

Pharmaceuticals—9.1%

GW Pharmaceuticals plc, ADR[1]	100,000	13,382,000

H. Lundbeck AS	2,000,000	68,279,094

Nektar Therapeutics, Cl. A1,3	31,300,000	536,012,500

Recipharm AB, Cl. B	2,000,000	28,479,544

Xeris Pharmaceuticals, Inc.[1]	1,000,000	8,180,000

		654,333,138

Industrials—11.7%

Aerospace & Defense—0.7%

Hexcel Corp.	700,000	52,234,000

Commercial Services & Supplies—2.0%

Rentokil Initial plc	15,000,000	88,323,734

Rollins, Inc.	1,500,000	57,165,000

		145,488,734

Construction & Engineering—0.8%

Ferrovial SA	2,000,000	59,104,012

Electrical Equipment—1.9%

Mersen SA	1,000,000	32,523,934

Nidec Corp.	300,000	44,115,812

Schneider Electric SE	400,000	37,264,372

20      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

	Shares	Value

Electrical Equipment (Continued)

Vicor Corp.[1]	500,000	$18,175,000

		132,079,118

Machinery—3.2%

Albany International Corp., Cl. A	400,000	33,592,000

Aumann AG2,3	1,000,000	13,351,769

Rational AG	80,000	60,894,649

SLM Solutions Group AG3	1,000,000	17,981,027

Spirax-Sarco Engineering plc	464,285	47,730,356

THK Co. Ltd.	2,000,000	57,245,998

		230,795,799

Professional Services—1.1%

Acacia Research Corp.[1]	2,500,000	6,350,000

Teleperformance	300,000	68,016,835

		74,366,835

Trading Companies & Distributors—2.0%

AddTech AB, Cl. B	1,000,000	27,814,361

Beijer Ref AB	2,000,000	54,030,417

Indutrade AB	2,000,000	61,723,796

		143,568,574

Information Technology—35.0%

Electronic Equipment, Instruments, & Components—7.6%

Basler AG3	600,000	30,938,468

Cognex Corp.	1,200,000	61,788,000

Coherent, Inc.[1]	600,000	89,352,000

Corning, Inc.	1,000,000	29,630,000

Dolby Laboratories, Inc., Cl. A	800,000	51,464,000

Gooch & Housego plc[3]	2,000,000	28,894,340

IPG Photonics Corp.[1]	600,000	80,568,000

Littelfuse, Inc.	400,000	70,228,000

Optex Group Co. Ltd.[3]	2,000,000	30,597,058

Yaskawa Electric Corp.	2,000,000	76,040,003

		549,499,869

IT Services—0.8%

Comture Corp.[3]	3,000,000	56,920,881

Semiconductors & Semiconductor Equipment—18.2%

Advanced Micro Devices, Inc.[1]	16,000,000	542,880,000

AIXTRON SE1	4,000,000	36,516,885

Applied Materials, Inc.	1,000,000	54,260,000

Cree, Inc.[1]	1,000,000	47,730,000

Disco Corp.	200,000	43,568,318

First Solar, Inc.[1]	2,000,000	103,580,000

Infineon Technologies AG	1,000,000	19,503,167

IQE plc[1,3]	70,000,000	67,965,522

21      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS Continued

	Shares	Value

Semiconductors & Semiconductor Equipment (Continued)

Manz AG1,3	500,000	$10,687,288

Nordic Semiconductor ASA[1]	5,750,358	32,734,486

ON Semiconductor Corp.[1]	2,000,000	40,800,000

PDF Solutions, Inc.[1,3]	3,000,000	48,480,000

PVA TePla AG1,3	2,050,000	24,334,731

QUALCOMM, Inc.	2,000,000	160,880,000

STMicroelectronics NV	1,000,000	22,710,338

Veeco Instruments, Inc.[1,3]	4,000,000	54,560,000

		1,311,190,735

Software—7.1%

Alarm.com Holdings, Inc.[1]	400,000	19,760,000

BasWare OYJ[1,3]	639,385	14,336,327

BlackBerry Ltd.[1]	4,000,000	21,040,000

Blue Prism Group plc[1]	3,000,000	32,160,066

Cloudera, Inc.[1]	8,220,000	69,705,600

EVR Holdings plc[1]	68,750,000	4,452,142

FireEye, Inc.[1]	6,000,000	95,040,000

First Derivatives plc	1,200,000	35,459,524

Globant SA1	300,000	27,978,000

Manhattan Associates, Inc.[1]	600,000	44,970,000

PTC, Inc.[1]	1,200,000	80,292,000

WANdisco plc[1,3]	3,000,000	16,337,599

Zendesk, Inc.[1]	600,000	42,390,000

Zoo Digital Group plc[1,3]	7,000,000	7,813,467

		511,734,725

Technology Hardware, Storage & Peripherals—1.3%

3D Systems Corp.[1,3]	8,000,000	75,920,000

Tobii AB1	3,000,000	11,357,784

Xaar plc[1,3]	4,000,000	2,456,756

		89,734,540

Materials—1.4%

Chemicals—1.0%

Novozymes AS, Cl. B	1,000,000	47,117,854

Umicore SA	600,000	24,768,208

		71,886,062

Metals & Mining—0.4%

thyssenkrupp AG	2,000,000	28,551,515

Telecommunication Services—0.7%

Diversified Telecommunication Services—0.7%

Masmovil Ibercom SA1	2,250,000	52,019,983

Total Common Stocks (Cost $6,095,355,290)		6,988,539,939
	Units

Rights, Warrants and Certificates—0.0%

Adevinta ASA Rts., Exp. 11/12/19[1] (Cost $121,583)	900,000	137,601

22      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

	Shares	Value
Investment Company—2.8%
Invesco Government & Agency Portfolio, Institutional Class, 1.71%[4] (Cost $202,009,160)	202,009,160	$202,009,160
Total Investments, at Value (Cost $6,297,486,033)	100.0%	7,190,686,700
Net Other Assets (Liabilities)	0.0	747,334

Net Assets	100.0%	$7,191,434,034

Footnotes to Schedule of Investments

1. Non-income producing security.

2. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at October 31, 2019 was $158,645,161, which represented 2.21% of the Fund’s Net Assets.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2019	Gross Additions	Gross Reductions	Shares October 31, 2019
Common Stock Electronic Equipment, Instruments, & Components
Basler AG	600,000	—	—	600,000
Gooch & Housego plc	2,000,000	—	—	2,000,000
Optex Group Co. Ltd.	2,000,000	—	—	2,000,000
Entertainment
Frontier Developments plc	3,000,000	—	—	3,000,000
Rovio Entertainment OYJ	4,700,000	—	—	4,700,000
Technicolor SA	29,700,000	—	—	29,700,000
Health Care Equipment & Supplies
Biocartis NV	3,000,000	—	—	3,000,000
Jeol Ltd.	2,500,000	—	—	2,500,000
Health Care Technology
RaySearch Laboratories AB	1,500,000	—	—	1,500,000
Internet & Catalog Retail
Boozt AB	3,750,000	—	—	3,750,000
IT Services
Comture Corp.	3,000,000	—	—	3,000,000
Machinery
Aumann AG	1,000,000	—	—	1,000,000
SLM Solutions Group AG	1,000,000	—	—	1,000,000
Pharmaceuticals
Nektar Therapeutics, Cl. A	19,073,159	12,226,841	—	31,300,000
Semiconductors & Semiconductor Equipment
IQE plc	70,000,000	—	—	70,000,000
Manz AG	500,000	—	—	500,000
PDF Solutions, Inc.	3,000,000	—	—	3,000,000
PVA TePla AG	2,050,000	—	—	2,050,000
Veeco Instruments, Inc.	4,000,000	—	—	4,000,000
Software

23      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS Continued

Footnotes to Schedule of Investments (Continued)

	Shares September 30, 2019		Gross Additions	Gross Reductions	Shares October 31, 2019
BasWare OYJ[a]	1,000,000		—	360,615	639,385
WANdisco plc	3,000,000		—	—	3,000,000
Zoo Digital Group plc	7,000,000		—	—	7,000,000
Technology Hardware, Storage & Peripherals
3D Systems Corp.	8,000,000		—	—	8,000,000
Xaar plc	4,000,000		—	—	4,000,000

	Value		Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Common Stock
Electronic Equipment,
Instruments, & Components
Basler AG	$30,938,468		$—	$—	$3,765,358
Gooch & Housego plc	28,894,340		—	—	(306,507)
Optex Group Co. Ltd.	30,597,058		—	—	655,128
Entertainment
Frontier Developments plc	42,523,380		—	—	5,063,271
Rovio Entertainment OYJ	21,096,633		—	—	133,700
Technicolor SA	24,799,848		—	—	(907,796)
Health Care Equipment & Supplies
Biocartis NV	21,488,283		—	—	1,205,849
Jeol Ltd.	66,229,962		—	—	6,447,054
Health Care Technology
RaySearch Laboratories AB	24,085,284		—	—	(414,126)
Internet & Catalog Retail
Boozt AB	25,006,956		—	—	(859,103)
IT Services
Comture Corp.	56,920,881		—	—	134,210
Machinery
Aumann AG	13,351,769		—	—	(972,681)
SLM Solutions Group AG	17,981,027		—	—	2,201,282
Pharmaceuticals
Nektar Therapeutics, Cl. A	536,012,500		—	—	(20,503,783)
Semiconductors & Semiconductor Equipment
IQE plc	67,965,522		—	—	14,061,769
Manz AG	10,687,288		—	—	995,454
PDF Solutions, Inc.	48,480,000		—	—	9,270,000
PVA TePla AG	24,334,731		—	—	(835,830)
Veeco Instruments, Inc.	54,560,000		—	—	7,840,000
Software
BasWare OYJ[a]	—	[b]	—	(11,579,067)	10,053,883
WANdisco plc	16,337,599		—	—	847,546
Zoo Digital Group plc	7,813,467		—	—	865,063

24      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Footnotes to Schedule of Investments (Continued)

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Technology Hardware, Storage & Peripherals
3D Systems Corp.	$75,920,000	$—	$—	$10,720,000
Xaar plc	2,456,756	—	—	418,521

Total	$1,248,481,752	$—	$(11,579,067)	$49,878,262

a. No Longer Affiliate at Period End.

b. The security is no longer an affiliate, therefore, the value has been excluded from this table.

4. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of October 31, 2019.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$3,628,601,260	50.5%
Japan	755,487,864	10.5
United Kingdom	705,261,117	9.8
Germany	443,668,562	6.2
Sweden	304,191,082	4.2
France	271,672,874	3.8
Denmark	251,844,274	3.5
Spain	155,066,364	2.2
Luxembourg	152,028,829	2.1
Italy	132,113,709	1.8
Norway	130,410,855	1.8
Belgium	52,634,335	0.7
Ireland	41,240,878	0.6
New Zealand	36,651,992	0.5
Finland	35,432,960	0.5
Argentina	27,978,000	0.4
Switzerland	22,710,337	0.3
Portugal	22,651,408	0.3
Canada	21,040,000	0.3

Total	$7,190,686,700	100.0%

Glossary:
Definitions
ADR	American Depositary Receipt

See accompanying Notes to Financial Statements.

25      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS September 30, 2019

	Shares	Value

Common Stocks—98.3%

Consumer Discretionary—13.5%

Auto Components—1.0%

Cie Plastic Omnium SA	1,500,000	$41,216,076

Continental AG	100,000	12,837,409

Freni Brembo SpA	2,000,000	19,505,494

		73,558,979

Automobiles—0.9%

Aston Martin Lagonda Global Holdings plc[1,2]	10,500,000	68,040,387

Entertainment—1.2%

Frontier Developments plc[1,3]	3,000,000	37,460,109

Rovio Entertainment OYJ[2,3]	4,700,000	20,962,933

Technicolor SA1,3	29,700,000	25,707,644

		84,130,686

Hotels, Restaurants & Leisure—1.9%

Flutter Entertainment plc	400,000	37,440,263

Shake Shack, Inc., Cl. A1	1,000,000	98,040,000

		135,480,263

Household Durables—1.3%

Bang & Olufsen AS1	2,000,000	11,708,272

iRobot Corp.[1]	900,000	55,503,000

Nikon Corp.	2,000,000	25,128,715

		92,339,987

Interactive Media & Services—1.3%

Adevinta ASA, Cl. A1	900,000	10,426,535

Twitter, Inc.[1]	2,000,000	82,400,000

		92,826,535

Internet & Catalog Retail—3.1%

AO World plc[1]	20,000,000	17,118,754

ASOS plc[1]	700,000	21,301,907

boohoo.com plc[1]	30,000,000	97,858,331

Boozt AB1,2,3	3,750,000	25,866,059

Rakuten, Inc.	6,000,000	59,171,962

		221,317,013

Media—1.6%

CyberAgent, Inc.	1,600,000	61,816,634

Schibsted ASA, Cl. A	900,000	26,663,701

Stroeer SE & Co. KGaA	300,000	22,845,886

		111,326,221

Textiles, Apparel & Luxury Goods—1.2%

Brunello Cucinelli SpA	1,500,000	46,745,687

Moncler SpA	1,000,000	35,669,948

26      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

	Shares	Value

Textiles, Apparel & Luxury Goods (Continued)

OVS SpA[1,2]	3,000,000	$5,567,668

		87,983,303

Consumer Staples—2.2%

Food & Staples Retailing—0.2%

Rite Aid Corp.[1]	2,500,000	17,375,000

Food Products—1.9%

Ebro Foods SA	2,000,000	39,975,448

Mowi ASA	4,000,000	92,283,877

		132,259,325

Personal Products—0.1%

Midsona AB, Cl. B	1,000,000	5,220,274

Financials—2.5%

Capital Markets—1.2%

Allied Minds plc[1]	10,000,000	6,467,457

IG Group Holdings plc	3,000,000	22,217,136

IP Group plc[1]	20,785,545	16,261,272

Rothschild & Co.	1,500,000	43,002,009

		87,947,874

Commercial Banks—0.3%

Banco Comercial Portugues SA, Cl. R	100,000,000	20,795,374

Real Estate Investment Trusts (REITs)—0.6%

British Land Co. plc (The)	4,000,000	28,777,366

Unibail-Rodamco-Westfield	100,000	14,578,110

		43,355,476

Real Estate Management & Development—0.4%

Capital & Counties Properties plc	10,000,000	28,913,199

Health Care—29.3%

Biotechnology—11.5%

Arrowhead Pharmaceuticals, Inc.[1,3]	4,000,000	112,720,000

Bavarian Nordic AS1	1,600,000	43,112,335

Exact Sciences Corp.[1]	2,500,000	225,925,000

Genmab AS1	600,000	121,956,794

Halozyme Therapeutics, Inc.[1]	1,000,000	15,510,000

Hansa Biopharma AB1	1,938,841	25,546,073

MorphoSys AG1	900,000	99,166,317

Oncopeptides AB1,2	2,000,000	23,773,496

PeptiDream, Inc.[1]	3,000,000	143,161,659

Rigel Pharmaceuticals, Inc.[1]	5,000,000	9,350,000

		820,221,674

27      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS Continued

	Shares	Value

Health Care Equipment & Supplies—6.1%

Align Technology, Inc.[1]	200,000	$36,184,000

Biocartis NV1,2,3	3,000,000	20,282,435

Carl Zeiss Meditec AG	1,000,000	113,941,845

Consort Medical plc[3]	2,450,000	22,713,157

Fisher & Paykel Healthcare Corp. Ltd.	3,000,000	32,413,425

Ion Beam Applications[1]	400,000	6,877,549

Jeol Ltd.[3]	2,500,000	59,782,908

Nevro Corp.[1]	1,500,000	128,955,000

Xvivo Perfusion AB1	1,000,000	17,577,758

		438,728,077

Health Care Providers & Services—0.7%

Amplifon SpA	2,000,000	49,076,589

Health Care Technology—1.7%

M3, Inc.	4,000,000	96,857,979

RaySearch Laboratories AB1,3	1,500,000	24,499,410

		121,357,389

Life Sciences Tools & Services—2.8%

Eurofins Scientific SE	300,000	139,556,347

Illumina, Inc.[1]	200,000	60,844,000

		200,400,347

Pharmaceuticals—6.5%

GW Pharmaceuticals plc, ADR[1]	100,000	11,503,000

H. Lundbeck AS	2,000,000	66,359,269

Nektar Therapeutics, Cl. A1,3	19,073,159	347,417,591

Recipharm AB, Cl. B	2,000,000	26,836,816

Xeris Pharmaceuticals, Inc.[1]	1,000,000	9,830,000

		461,946,676

Industrials—11.9%

Aerospace & Defense—0.8%

Hexcel Corp.	700,000	57,491,000

Air Freight & Couriers—0.3%

Expeditors International of Washington, Inc.	250,000	18,572,500

Commercial Services & Supplies—1.9%

Rentokil Initial plc	15,000,000	86,258,357

Rollins, Inc.	1,500,000	51,105,000

		137,363,357

Construction & Engineering—1.2%

Ferrovial SA	3,000,000	86,681,469

Electrical Equipment—1.8%

Mersen SA	1,000,000	31,164,277

28      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

	Shares	Value

Electrical Equipment (Continued)

Nidec Corp.	300,000	$40,652,589

Schneider Electric SE	500,000	43,850,219

Vicor Corp.[1]	500,000	14,760,000

		130,427,085

Machinery—3.1%

Albany International Corp., Cl. A	400,000	36,064,000

Aumann AG2,3	1,000,000	14,324,450

Rational AG	80,000	57,377,262

Singulus Technologies AG1	131,117	685,933

SLM Solutions Group AG3	1,000,000	15,779,745

Spirax-Sarco Engineering plc	464,285	44,782,614

THK Co. Ltd.	2,000,000	53,024,223

		222,038,227

Professional Services—1.0%

Acacia Research Corp.[1,3]	2,500,000	6,700,000

Teleperformance	300,000	65,090,516

		71,790,516

Trading Companies & Distributors—1.8%

AddTech AB, Cl. B	1,000,000	26,016,791

Beijer Ref AB	2,000,000	45,463,998

Indutrade AB	2,000,000	56,059,117

		127,539,906

Information Technology—36.0%

Electronic Equipment, Instruments, & Components—7.6%

Basler AG3	600,000	27,173,110

Cognex Corp.	1,200,000	58,956,000

Coherent, Inc.[1]	600,000	92,232,000

Corning, Inc.	1,000,000	28,520,000

Dolby Laboratories, Inc., Cl. A	800,000	51,712,000

Gooch & Housego plc[3]	2,000,000	29,200,847

IPG Photonics Corp.[1]	600,000	81,360,000

Littelfuse, Inc.	400,000	70,924,000

Optex Group Co. Ltd.[3]	2,000,000	29,941,930

Yaskawa Electric Corp.	2,000,000	74,290,073

		544,309,960

IT Services—0.8%

Comture Corp.[3]	3,000,000	56,786,670

Semiconductors & Semiconductor Equipment—18.2%

Advanced Micro Devices, Inc.[1]	18,000,000	521,820,000

AIXTRON SE1	4,000,000	40,864,326

Applied Materials, Inc.	2,000,000	99,800,000

Cree, Inc.[1]	1,000,000	49,000,000

Disco Corp.	200,000	38,271,185

29      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS Continued

	Shares	Value

Semiconductors & Semiconductor Equipment (Continued)

First Solar, Inc.[1]	2,000,000	$116,020,000

Infineon Technologies AG	1,000,000	17,976,017

IQE plc[1,3]	70,000,000	53,903,753

Manz AG1,3	500,000	9,691,834

Nordic Semiconductor ASA[1]	5,750,358	32,262,587

ON Semiconductor Corp.[1]	2,000,000	38,420,000

PDF Solutions, Inc.[1,3]	3,000,000	39,210,000

PVA TePla AG1,3	2,050,000	25,170,561

QUALCOMM, Inc.	2,000,000	152,560,000

STMicroelectronics NV	1,000,000	19,375,522

Veeco Instruments, Inc.[1,3]	4,000,000	46,720,000

		1,301,065,785

Software—8.3%

Alarm.com Holdings, Inc.[1]	400,000	18,656,000

BasWare OYJ[1,3]	1,000,000	23,993,071

BlackBerry Ltd.[1]	4,000,000	21,000,000

Blue Prism Group plc[1]	3,000,000	35,095,124

Cloudera, Inc.[1]	8,220,000	72,829,200

EVR Holdings plc[1,3]	68,750,000	3,894,284

FireEye, Inc.[1]	6,000,000	80,040,000

First Derivatives plc	1,200,000	32,992,029

Globant SA1	300,000	27,474,000

Manhattan Associates, Inc.[1]	600,000	48,402,000

PTC, Inc.[1]	1,200,000	81,816,000

ServiceNow, Inc.[1]	300,000	76,155,000

WANdisco plc[1,3]	3,000,000	15,490,054

Zendesk, Inc.[1]	600,000	43,728,000

Zoo Digital Group plc[1,3]	7,000,000	6,948,405

		588,513,167

Technology Hardware, Storage & Peripherals—1.1%

3D Systems Corp.[1,3]	8,000,000	65,200,000

Tobii AB1	3,000,000	11,103,708

Xaar plc[1,3]	4,000,000	2,038,235

		78,341,943

Materials—2.2%

Chemicals—1.5%

Novozymes AS, Cl. B	1,500,000	63,061,928

Toray Industries, Inc.	3,000,000	22,397,963

Umicore SA	600,000	22,670,579

		108,130,470

Metals & Mining—0.7%

Antofagasta plc	2,000,000	22,153,003

thyssenkrupp AG	2,000,000	27,715,819

		49,868,822

30      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

	Shares	Value

Telecommunication Services—0.7%

Diversified Telecommunication Services—0.7%

Masmovil Ibercom SA1	2,250,000	$45,747,427

Total Common Stocks (Cost $6,188,603,183)		7,019,268,952

Investment Company—2.0%

Invesco Government & Agency Portfolio, Institutional Class, 1.83%[4] (Cost $146,191,876)	146,191,876	146,191,876

Total Investments, at Value (Cost $6,334,795,059)	100.3%	7,165,460,828

Net Other Assets (Liabilities)	(0.3)	(23,926,616)

Net Assets	100.0%	$7,141,534,212

Footnotes to Schedule of Investments

1. Non-income producing security.

2. Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at September 30, 2019 was $178,817,428, which represented 2.50% of the Fund’s Net Assets.

3. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2018	Gross Additions		Gross Reductions	Shares September 30, 2019
Common Stock
Biotechnology
Arrowhead Pharmaceuticals, Inc.[a]	7,800,000	—		3,800,000	4,000,000
Electronic Equipment, Instruments, & Components
Basler AG	200,000	400,000		—	600,000
Gooch & Housego plc	715,955	1,284,045		—	2,000,000
Next Biometrics Group AS	1,231,400	4,000,000	[b]	5,231,400	—
Optex Group Co. Ltd.	2,000,000	—		—	2,000,000
Entertainment
Frontier Developments plc	2,850,529	149,471		—	3,000,000
Rovio Entertainment OYJ	4,700,000	—		—	4,700,000
Technicolor SA	29,700,000	—		—	29,700,000
Health Care Equipment & Supplies
Biocartis NV	3,000,000	—		—	3,000,000
Consort Medical plc[a]	2,856,109	—		406,109	2,450,000
Jeol Ltd.	2,500,000	—		—	2,500,000
Health Care Technology
RaySearch Laboratories AB	—	1,500,000		—	1,500,000
Internet & Catalog Retail
Boozt AB	3,750,000	—		—	3,750,000
IT Services
Comture Corp.	—	3,000,000	[b]	—	3,000,000
Machinery
Aumann AG	500,000	500,000		—	1,000,000

31      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS Continued

Footnotes to Schedule of Investments (Continued)

	Shares September 30, 2018		Gross Additions		Gross Reductions	Shares September 30, 2019
SLM Solutions Group AG	2,000,000		—		1,000,000	1,000,000
Pharmaceuticals
Nektar Therapeutics, Cl. A	12,000,000		7,073,159		—	19,073,159
Professional Services
Acacia Research Corp.[a]	2,500,000		—		—	2,500,000
Semiconductors & Semiconductor Equipment
IQE plc	70,000,000		—		—	70,000,000
Manz AG	453,040		46,960		—	500,000
PDF Solutions, Inc.	3,000,000		—		—	3,000,000
PVA TePla AG	2,775,000		275,000		1,000,000	2,050,000
Veeco Instruments, Inc.	4,000,000		—		—	4,000,000
Software
BasWare OYJ	1,000,000		—		—	1,000,000
EVR Holdings plc[a]	68,750,000		—		—	68,750,000
WANdisco plc	5,835,399		—		2,835,399	3,000,000
Zoo Digital Group plc	—		7,000,000		—	7,000,000
Technology Hardware, Storage & Peripherals
3D Systems Corp.	8,000,000		—		—	8,000,000
Xaar plc	4,000,000		—		—	4,000,000

	Value		Income		Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Common Stock
Biotechnology
Arrowhead Pharmaceuticals, Inc. [a]	$—	[d]	$—		$60,224,273	$(6,772,804)
Electronic Equipment,
Instruments, & Components
Basler AG	27,173,110		251,415	[c]	—	(10,881,339)
Gooch & Housego plc	29,200,847		294,449		—	(16,863,936)
Next Biometrics Group AS	—		—		(15,469,608)	5,790,906
Optex Group Co. Ltd.	29,941,930		537,374		—	(9,456,397)
Entertainment
Frontier Developments plc	37,460,109		—		—	(14,804,420)
Rovio Entertainment OYJ	20,962,933		404,530		—	(3,947,255)
Technicolor SA	25,707,644		—		—	(10,073,645)
Health Care Equipment & Supplies
Biocartis NV	20,282,435		—		—	(22,628,427)
Consort Medical plc[a]	—	[d]	662,636		(1,126,138)	(15,783,113)
Jeol Ltd.	59,782,908		494,262		—	5,508,879
Health Care Technology
RaySearch Laboratories AB	24,499,410		—		—	6,575,882
Internet & Catalog Retail
Boozt AB	25,866,059		—		—	(5,715,372)
IT Services
Comture Corp.	56,786,670		471,334		—	7,192,885

32      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Footnotes to Schedule of Investments (Continued)

					Change in
				Realized	Unrealized
	Value		Income	Gain (Loss)	Gain (Loss)
Machinery
Aumann AG	$14,324,450		$166,945	$—	$ (45,622,647)
SLM Solutions Group AG	15,779,745		—	(30,736,416)	16,989,831
Pharmaceuticals
Nektar Therapeutics, Cl. A	347,417,591		—	—	(630,225,576)
Professional Services
Acacia Research Corp. [a]	—	[d]	—	—	(1,300,000)
Semiconductors & Semiconductor Equipment
IQE plc	53,903,753		—	—	(20,952,827)
Manz AG	9,691,834		—	—	(11,357,929)
PDF Solutions, Inc.	39,210,000		—	—	12,120,000
PVA TePla AG	25,170,561		—	(6,409,311)	(4,971,678)
Veeco Instruments, Inc.	46,720,000		—	—	5,720,000
Software
BasWare OYJ	23,993,071		—	—	(17,341,424)
EVR Holdings plc[a]	—	[d]	—	—	(697,896)
WANdisco plc	15,490,054		—	(4,135,541)	(11,148,313)
Zoo Digital Group plc	6,948,405		—	—	(186,854)
Technology Hardware, Storage & Peripherals
3D Systems Corp.	65,200,000		—	—	(86,000,000)
Xaar plc	2,038,235		—	—	(6,508,581)
Total	$1,023,551,754		$3,282,945	$2,347,259	$ (893,342,050)

a. No Longer Affiliate at Period End

b. All or a portion is the result of a corporate action.

c. All or portion of the transactions were the result of non-cash interest or dividends.

d. The security is no longer an affiliate, therefore, the value has been excluded from this table.

4. The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of September 30, 2019.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$3,465,018,167	48.4%
Japan	761,284,490	10.6
United Kingdom	689,235,777	9.6
Germany	485,550,515	6.8
Denmark	306,198,598	4.3
Sweden	287,963,501	4.0
France	275,035,385	3.8
Spain	172,404,344	2.4
Italy	156,565,386	2.2
Norway	151,210,165	2.1
Luxembourg	139,556,347	1.9
Belgium	49,830,562	0.7
Finland	44,956,004	0.6

33      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

SCHEDULE OF INVESTMENTS Continued

Geographic Holdings (Continued)	Value	Percent
Ireland	$37,440,263	0.5%
New Zealand	32,413,425	0.5
Argentina	27,474,000	0.4
Chile	22,153,003	0.3
Canada	21,000,000	0.3
Portugal	20,795,374	0.3
Switzerland	19,375,522	0.3

Total	$7,165,460,828	100.0%

Glossary:

Definitions
ADR	American Depositary Receipt

See accompanying Notes to Financial Statements.

34      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES

	October 31, 2019	September 30, 2019
Assets
Investments, at value—see accompanying schedule of investments:
Unaffiliated companies (cost $4,463,564,055 and $4,715,527,110)	$5,740,195,788	$5,995,717,198
Affiliated companies (cost $1,833,921,978 and $1,619,267,949)	1,450,490,912	1,169,743,630

	7,190,686,700	7,165,460,828
Cash	4,000,000	7,818,356
Cash—foreign currencies (cost $371,521 and $610,440)	377,325	595,327
Receivables and other assets:
Dividends	6,810,681	8,666,168
Shares of beneficial interest sold	6,163,083	6,941,342
Investments sold	2,171,625	29,695
Other	261,763	284,089

Total assets	7,210,471,177	7,189,795,805

Liabilities
Payables and other liabilities:
Shares of beneficial interest redeemed	14,177,214	18,282,797
Transfer and shareholder servicing agent fees	2,297,049	2,356,604
Distribution and service plan fees	1,135,999	1,144,395
Trustees’ compensation	495,986	497,925
Shareholder communications	490,000	490,000
Advisory fees	130,174	130,444
Administration fees	2,804	932
Investments purchased	—	25,105,587
Other	307,917	252,909

Total liabilities	19,037,143	48,261,593

Net Assets	$7,191,434,034	$7,141,534,212

Composition of Net Assets
Shares of beneficial interest	$5,842,393,267	$6,030,955,728
Total distributable earnings	1,349,040,767	1,110,578,484

Net Assets	$7,191,434,034	$7,141,534,212

35      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF ASSETS AND LIABILITIES Continued

	October 31, 2019	September 30, 2019
Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets and shares of beneficial interest outstanding of $3,099,688,677 and 53,516,355 at October 31, 2019 and $3,059,916,399 and 54,487,511 at September 30, 2019)	$57.92	$56.16

Maximum offering price per share (net asset value plus sales charge of 5.50% of offering price)	$61.29	$59.43

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets and shares of beneficial interest outstanding of $467,908,252 and 9,394,217 at October 31, 2019 and $469,173,669 and 9,709,171 at September 30, 2019)	$49.81	$48.32

Class R Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $221,802,873 and 4,014,459 at October 31, 2019 and $218,747,366 and 4,082,535 at September 30, 2019)	$55.25	$53.58

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $2,113,651,523 and 35,864,221 at October 31, 2019 and $2,120,748,979 and 37,121,750 at September 30, 2019)	$58.93	$57.13

Class R5 Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $9,920 and 171 at October 31, 2019 and $9,615 and 171 at September 30, 2019)	$58.01	$56.23

Class R6 Shares:

Net asset value, redemption price and offering price per share (based on net assets and shares of beneficial interest outstanding of $1,288,372,789 and 21,699,180 at October 31, 2019 and $1,272,938,184 and 22,119,553 at September 30, 2019)	$59.37	$57.55

See accompanying Notes to Financial Statements.

36      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF OPERATIONS

	One Month Ended October 31, 2019	Year Ended September 30, 2019
Investment Income
Dividends:
Unaffiliated companies (net of foreign withholding taxes of $245,447 and $6,278,469, respectively)	$960,938	$62,999,562
Affiliated companies	160,147	5,717,050
Interest	7,258	77,417
Total investment income	1,128,343	68,794,029
Expenses
Advisory fees	3,972,710	52,825,588
Administration fees	85,583	377,574
Distribution and service plan fees:
Class A	648,410	8,003,962
Class C	394,772	7,036,150
Class R	92,845	1,179,755
Transfer and shareholder servicing agent fees:
Class A	402,014	5,944,532
Class C	61,190	1,294,561
Class R	28,782	428,942
Class Y	275,548	4,441,897
Class R5	—	1
Class R6	2,152	258,431
Shareholder communications:
Class A	—	216,218
Class C	30	38,995
Class R	—	15,999
Class Y	150	165,071
Class R5	—	1
Class R6	—	111,137
Custodian fees and expenses	36,806	469,889
Trustees’ compensation	7,456	106,826
Borrowing fees	—	158,977
Other	41,425	538,399
Total expenses	6,049,873	83,612,905
Less waivers and reimbursements of expenses	(10,112)	(107,133)
Net expenses	6,039,761	83,505,772
Net Investment Loss	(4,911,418)	(14,711,743)

37      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF OPERATIONS Continued

	One Month Ended October 31, 2019	Year Ended September 30, 2019
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in:
Unaffiliated companies (includes net gain (loss) from securities sold to affiliates of $0 and $3,282,863, respectively)	$174,461,355	$241,096,610
Affiliated companies includes net gain (loss) from securities sold to affiliates of $0 and $(41,281,268), respectively)	(11,579,067)	2,347,259
Foreign currency transactions	132,177	(11,584)

Net realized gain	163,014,465	243,432,285
Net change in unrealized appreciation/(depreciation) on:
Investment transactions in:
Unaffiliated companies	12,656,636	(1,051,312,143)
Affiliated companies	49,878,262	(893,342,050)
Translation of assets and liabilities denominated in foreign currencies	146,639	(187,630)

Net change in unrealized appreciation/(depreciation)	62,681,537	(1,944,841,823)
Net Increase (Decrease) in Net Assets Resulting from Operations	$220,784,584	$(1,716,121,281)

See accompanying Notes to Financial Statements.

38      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

STATEMENT OF CHANGES IN NET ASSETS

	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018
Operations
Net investment loss	$(4,911,418)	$(14,711,743)	$(23,200,247)
Net realized gain (loss)	163,014,465	243,432,285	896,760,867
Net change in unrealized appreciation/(depreciation)	62,681,537	(1,944,841,823)	682,999,663

Net increase (decrease) in net assets resulting from operations	220,784,584	(1,716,121,281)	1,556,560,283
Dividends and/or Distributions to Shareholders[1]
Distributions to shareholders from distributable earnings:
Class A	—	(294,422,937)	(81,359,783)
Class B	—	—	(242,438)
Class C	—	(78,670,553)	(19,404,043)
Class R	—	(21,281,297)	(5,250,874)
Class Y	—	(215,972,897)	(35,315,115)
Class R5	—	—	—
Class R6	—	(106,613,747)	(18,407,270)

Total distributions from distributable earnings	—	(716,961,431)	(159,979,523)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(55,270,289)	(45,089,774)	338,869,573
Class B	—	—	(13,771,456)
Class C	(15,343,596)	(248,602,819)	164,705,464
Class R	(3,710,957)	11,721,377	32,801,467
Class Y	(72,231,746)	(182,833,851)	1,483,585,255
Class R5	—	10,000	—
Class R6	(24,328,174)	222,420,238	565,630,111

Total beneficial interest transactions	(170,884,762)	(242,374,829)	2,571,820,414
Net Assets
Total increase (decrease)	49,899,822	(2,675,457,541)	3,968,401,174
Beginning of period	7,141,534,212	9,816,991,753	5,848,590,579

End of period	$7,191,434,034	$7,141,534,212	$9,816,991,753

1. The Securities Exchange Commission eliminated the requirement to disclose the distribution components separately, except for tax return of capital. For the year ended September 30, 2018, distributions to shareholders from distributable earnings consisted of distributions from net realized gain.

See accompanying Notes to Financial Statements.

39      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS

Class A	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$56.16	$75.01	$61.40	$50.76	$39.42	$38.67
Income (loss) from investment operations:
Net investment loss[1]	(0.04)	(0.15)	(0.22)	(0.23)	(0.17)	(0.27)
Net realized and unrealized gain (loss)	1.80	(13.16)	15.42	14.49	11.81	1.13
Total from investment operations	1.76	(13.31)	15.20	14.26	11.64	0.86
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	(0.13)	(0.05)	(0.11)
Distributions from net realized gain	0.00	(5.54)	(1.59)	(3.49)	(0.25)	0.00
Total dividends and/or distributions to shareholders	0.00	(5.54)	(1.59)	(3.62)	(0.30)	(0.11)
Net asset value, end of period	$57.92	$56.16	$75.01	$61.40	$50.76	$39.42

Total Return, at Net Asset Value[2]	3.13%	(17.48)%	25.09%	30.48%	29.66%	2.22%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$3,099,689	$3,059,916	$4,124,481	$3,085,024	$2,529,288	$2,118,295
Average net assets (in thousands)	$3,065,742	$3,272,186	$3,935,760	$2,689,282	$2,281,847	$2,299,089
Ratios to average net assets:[3]
Net investment loss	(0.90)%	(0.25)%	(0.31)%	(0.43)%	(0.39)%	(0.66)%
Expenses excluding specific expenses listed below	1.09%	1.12%	1.12%	1.17%	1.18%	1.18%
Interest and fees from borrowings	0.00%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Total expenses[5]	1.09%	1.12%	1.12%	1.17%	1.18%	1.18%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.09%[6]	1.12%[6]	1.12%[6]	1.15%	1.18%[6]	1.18%[6]
Portfolio turnover rate[7]	3%	12%	21%	18%	26%	16%

40      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended October 31, 2019	1.09%
Year Ended September 30, 2019	1.12%
Year Ended September 30, 2018	1.12%
Year Ended September 30, 2017	1.17%
Year Ended September 30, 2016	1.18%
Year Ended September 30, 2015	1.18%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

41      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class C	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$48.32	$65.97	$54.57	$45.72	$35.75	$35.24
Income (loss) from investment operations:
Net investment loss[1]	(0.07)	(0.52)	(0.67)	(0.56)	(0.45)	(0.52)
Net realized and unrealized gain (loss)	1.56	(11.59)	13.66	12.90	10.67	1.03
Total from investment operations	1.49	(12.11)	12.99	12.34	10.22	0.51
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	0.00	0.00	0.00
Distributions from net realized gain	0.00	(5.54)	(1.59)	(3.49)	(0.25)	0.00
Total dividends and/or distributions to shareholders	0.00	(5.54)	(1.59)	(3.49)	(0.25)	0.00
Net asset value, end of period	$49.81	$48.32	$65.97	$54.57	$45.72	$35.75

Total Return, at Net Asset Value[2]	3.08%	(18.12)%	24.15%	29.47%	28.71%	1.45%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$467,908	$469,174	$955,893	$648,270	$475,199	$385,550
Average net assets (in thousands)	$466,332	$702,360	$854,873	$533,915	$421,487	$416,534
Ratios to average net assets:[3]
Net investment loss	(1.65)%	(1.01)%	(1.06)%	(1.18)%	(1.14)%	(1.41)%
Expenses excluding specific expenses listed below	1.84%	1.88%	1.87%	1.92%	1.94%	1.94%
Interest and fees from borrowings	0.00%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Total expenses[5]	1.84%	1.88%	1.87%	1.92%	1.94%	1.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.84%[6]	1.88%[6]	1.87%[6]	1.91%	1.94%[6]	1.94%[6]
Portfolio turnover rate[7]	3%	12%	21%	18%	26%	16%

42      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended October 31, 2019	1.84%
Year Ended September 30, 2019	1.88%
Year Ended September 30, 2018	1.87%
Year Ended September 30, 2017	1.92%
Year Ended September 30, 2016	1.94%
Year Ended September 30, 2015	1.94%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

43      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class R	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$53.58	$72.06	$59.18	$49.10	$38.19	$37.46
Income (loss) from investment operations:
Net investment loss[1]	(0.05)	(0.28)	(0.39)	(0.35)	(0.27)	(0.36)
Net realized and unrealized gain (loss)	1.72	(12.66)	14.86	13.98	11.43	1.09
Total from investment operations	1.67	(12.94)	14.47	13.63	11.16	0.73
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	(0.06)	0.00	0.00
Distributions from net realized gain	0.00	(5.54)	(1.59)	(3.49)	(0.25)	0.00
Total dividends and/or distributions to shareholders	0.00	(5.54)	(1.59)	(3.55)	(0.25)	0.00
Net asset value, end of period	$55.25	$53.58	$72.06	$59.18	$49.10	$38.19

Total Return, at Net Asset Value[2]	3.12%	(17.71)%	24.79%	30.15%	29.34%	1.95%
Ratios/Supplemental Data
Net assets, end of period (in thousands)	$221,803	$218,747	$276,790	$199,696	$123,310	$85,548
Average net assets (in thousands)	$219,540	$236,426	$249,508	$156,671	$100,670	$91,765
Ratios to average net assets:[3]
Net investment loss	(1.15)%	(0.51)%	(0.56)%	(0.67)%	(0.64)%	(0.91)%
Expenses excluding specific expenses listed below	1.34%	1.37%	1.37%	1.42%	1.44%	1.43%
Interest and fees from borrowings	0.00%	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]	0.00%[4]
Total expenses[5]	1.34%	1.37%	1.37%	1.42%	1.44%	1.43%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.34%[6]	1.37%[6]	1.37%[6]	1.41%	1.44%[6]	1.43%[6]
Portfolio turnover rate[7]	3%	12%	21%	18%	26%	16%

44      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

3. Annualized for periods less than one full year.

4. Less than 0.005%.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended October 31, 2019	1.34%
Year Ended September 30, 2019	1.37%
Year Ended September 30, 2018	1.37%
Year Ended September 30, 2017	1.42%
Year Ended September 30, 2016	1.44%
Year Ended September 30, 2015	1.43%

6. Waiver was less than 0.005%.

7. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

45      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$57.13	$76.02	$62.05	$51.28	$39.82	$39.07
Income (loss) from investment operations:
Net investment loss[1]	(0.03)	(0.00)[2]	(0.05)	(0.09)	(0.06)	(0.17)
Net realized and unrealized gain (loss)	1.83	(13.35)	15.61	14.61	11.92	1.13
Total from investment operations	1.80	(13.35)	15.56	14.52	11.86	0.96
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	(0.26)	(0.15)	(0.21)
Distributions from net realized gain	0.00	(5.54)	(1.59)	(3.49)	(0.25)	0.00
Total dividends and/or distributions to shareholders	0.00	(5.54)	(1.59)	(3.75)	(0.40)	(0.21)
Net asset value, end of period	$58.93	$57.13	$76.02	$62.05	$51.28	$39.82

Total Return, at Net Asset Value[3]	3.15%	(17.29)%	25.40%	30.79%	29.98%	2.46%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,113,652	$2,120,749	$3,055,996	$1,241,346	$544,742	$360,040
Average net assets (in thousands)	$2,099,874	$2,439,257	$2,230,923	$919,307	$422,088	$399,477
Ratios to average net assets:[4]
Net investment loss	(0.65)%	(0.01)%	(0.07)%	(0.16)%	(0.14)%	(0.41)%
Expenses excluding specific expenses listed below	0.84%	0.87%	0.87%	0.92%	0.94%	0.94%
Interest and fees from borrowings	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]
Total expenses[6]	0.84%	0.87%	0.87%	0.92%	0.94%	0.94%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.84%[7]	0.87%[7]	0.87%[7]	0.91%	0.94%[7]	0.94%[7]
Portfolio turnover rate[8]	3%	12%	21%	18%	26%	16%

46      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended October 31, 2019	0.84%
Year Ended September 30, 2019	0.87%
Year Ended September 30, 2018	0.87%
Year Ended September 30, 2017	0.92%
Year Ended September 30, 2016	0.94%
Year Ended September 30, 2015	0.94%

7. Waiver was less than 0.005%.

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

47      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

Class R5	One Months Ended October 31, 2019	Period Ended September 30, 2019[1]
Per Share Operating Data
Net asset value, beginning of period	$56.23	$58.48
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.02)	0.03
Net realized and unrealized gain (loss)	1.80	(2.28)
Total from investment operations	1.78	(2.25)
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00
Distributions from net realized gain	0.00	0.00
Total dividends and/or distributions to shareholders	0.00	0.00
Net asset value, end of period	$58.01	$56.23

Total Return, at Net Asset Value[3]	3.16%	(3.85)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$10	$10
Average net assets (in thousands)	$10	$10
Ratios to average net assets:[4]
Net investment income (loss)	(0.50)%	0.12%
Expenses excluding specific expenses listed below	0.68%	0.74%
Interest and fees from borrowings	0.00%	0.00%
Total expenses[5]	0.68%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.68%	0.74%
Portfolio turnover rate[6]	3%	12%

1. For the period from after the close of business on May 24, 2019 (inception of offering) to September 30, 2019.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended October 31, 2019	0.68%
Period Ended September 30, 2019	0.74%

6. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

48      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Class R6	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015
Per Share Operating Data
Net asset value, beginning of period	$57.55	$76.41	$62.26	$51.43	$39.93	$39.18
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.02)	0.09	0.07	0.00[2]	0.02	(0.09)
Net realized and unrealized gain (loss)	1.84	(13.41)	15.67	14.66	11.97	1.13
Total from investment operations	1.82	(13.32)	15.74	14.66	11.99	1.04
Dividends and/or distributions to shareholders:
Dividends from net investment income	0.00	0.00	0.00	(0.34)	(0.24)	(0.29)
Distributions from net realized gain	0.00	(5.54)	(1.59)	(3.49)	(0.25)	0.00
Total dividends and/or distributions to shareholders	0.00	(5.54)	(1.59)	(3.83)	(0.49)	(0.29)
Net asset value, end of period	$59.37	$57.55	$76.41	$62.26	$51.43	$39.93

Total Return, at Net Asset Value[3]	3.16%	(17.16)%	25.61%	31.01%	30.21%	2.67%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,288,373	$1,272,938	$1,403,832	$662,176	$127,643	$69,700
Average net assets (in thousands)	$1,271,939	$1,292,367	$1,079,770	$225,454	$89,556	$67,065
Ratios to average net assets:[4]
Net investment income (loss)	(0.50)%	0.15%	0.10%	0.01%	0.04%	(0.21)%
Expenses excluding specific expenses listed below	0.69%	0.71%	0.71%	0.73%	0.75%	0.75%
Interest and fees from borrowings	0.00%	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]
Total expenses[6]	0.69%	0.71%	0.71%	0.73%	0.75%	0.75%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.69%[7]	0.71%[7]	0.71%[7]	0.73%[7]	0.75%[7]	0.75%[7]
Portfolio turnover rate[8]	3%	12%	21%	18%	26%	16%

49      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FINANCIAL HIGHLIGHTS Continued

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

One Month Ended October 31, 2019	0.69%
Year Ended September 30, 2019	0.71%
Year Ended September 30, 2018	0.71%
Year Ended September 30, 2017	0.73%
Year Ended September 30, 2016	0.75%
Year Ended September 30, 2015	0.75%

7. Waiver was less than 0.005%.

8. Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.

See accompanying Notes to Financial Statements.

50      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS October 31, 2019 and September 30, 2019

Note 1 – Significant Accounting Policies

Invesco Oppenheimer Global Opportunities Fund (the “Fund”) is a series portfolio AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”). The Trust is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company authorized to issue an unlimited number of shares of beneficial interest. Information presented in these financial statements pertains only to the Fund. Matters affecting the Fund or each class will be voted on exclusively by the shareholders of such Fund or each class.

Prior to the close of business on May 24, 2019, the Fund operated as Oppenheimer Global Opportunities Fund (the “Acquired Fund” or “Predecessor Fund”). The Acquired Fund was reorganized after the close of business on May 24, 2019 (the “Reorganization Date”) through the transfer of all of its assets and liabilities to the Fund (the “Reorganization”).

Upon closing of the Reorganization, holders of the Acquired Fund’s Class A, Class C, Class R, and Class Y shares received the corresponding class of shares of the Fund and holders of the Acquired Fund’s Class I shares received Class R6 shares of the Fund. Information for the Acquired Fund’s Class I shares prior to the Reorganization is included with Class R6 shares throughout this report. Class R5 shares commenced operations on the Reorganization Date.

Effective October 31, 2019, the Fund changed its fiscal year end from September 30 to October 31.

The Fund’s investment objective is to seek capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services – Investment Companies.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations – Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange

51      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the investment adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information,

52      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.

Securities Transactions and Investment Income - Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment transactions reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are

53      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination - For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

D.

Distributions - Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

E.

Federal Income Taxes - The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the one month ended October 31, 3019 and the fiscal year ended September 30, 2019, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table for the one month ended October 31, 2019, represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$—	$457,825,484	$—	$891,704,280

54      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

1.	During the reporting period, the Fund did not utilize any capital loss carryforward.
2.	During the previous reporting period, the Fund did not utilize any capital loss carryforward.

The tax components of capital shown in the following table for the fiscal year ended September 30, 2019, represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income[1]	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$—	$294,943,196	$10,225,562	$828,478,524

1.	At period end, the Fund elected to defer $2,121,362 of late year ordinary losses.
2.	The Fund had $10,225,562 of post-October passive foreign investment company losses which were deferred.
3.	During the reporting period, the Fund did not utilize any capital loss carryforward.
4.	During the previous reporting period, the Fund did not utilize any capital loss carryforward.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, for the one month ended October 31, 2019, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Earnings

$17,677,699	$17,677,699

Accordingly, for the fiscal year ended September 30, 2019, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

Reduction to Paid-in Capital	Increase to Accumulated Net Earnings

$2,775,312	$2,775,312

55      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

The tax character of distributions paid during the reporting periods:

	One Month Ended October 31, 2019	Year Ended September 30, 2019	Year Ended September 30, 2018
Distributions paid from:
Ordinary income	$—	$93,907,047	$13,432,135
Long-term capital gain	—	623,054,384	146,547,388

Total	$—	$716,961,431	$159,979,523

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

	One Month Ended October 31, 2019	Year Ended September 30, 2019

Federal tax cost of securities	$6,298,882,781	$6,336,736,026
Federal tax cost of other investments	371,521	610,439

Total federal tax cost	$6,299,254,302	$6,337,346,465

Gross unrealized appreciation	$2,375,375,112	$2,410,005,068
Gross unrealized depreciation	(1,483,670,832)	(1,581,526,544)

Net unrealized appreciation	$891,704,280	$828,478,524

F.

Expenses - Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.

G.

Accounting Estimates - The financial statements are prepared on a basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

H.

Indemnifications - Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of

56      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.

Foreign Currency Translations - Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates. The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.

Forward Foreign Currency Contracts - The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to the daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes

57      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Put Options Purchased and Written - The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on put options purchased and put options written are included in the Statement of Operations as Net realized gain (loss) from and Change in net unrealized appreciation (depreciation) of Investment securities and Option contracts written, respectively. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Note 2 – Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund accrues daily and pays monthly an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

58      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Fee Schedule*
Up to $250 million	0.80%
Next $250 million	0.77
Next $500 million	0.75
Next $1 billion	0.69
Next $1.5 billion	0.67
Next $2.5 billion	0.65
Next $4 billion	0.63
Over $10 billion	0.61

* The advisory fee paid by the Fund shall be reduced by any amounts paid by the Fund under the administrative services agreement with the Adviser.

For the one month ended October 31, 2019 and the fiscal year ended September 30, 2019, the effective advisory fee incurred by the Fund was 0.66% and 0.67% annualized, respectively.

For the period October 1, 2018 until the Reorganization, the Acquired Fund paid $34,869,504 in advisory fees to OFI Global Asset Management, Inc. based on the annual rates above of the Acquired Fund’s average daily net assets.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. and separate sub-advisory agreements with Invesco Capital Management LLC, and Invesco Asset Management (India) Private Limited (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, will pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s). Invesco has also entered into a Sub-Advisory Agreement with OppenheimerFunds, Inc. to provide discretionary management services to the Funds.

Effective on the Reorganization Date, the Adviser has contractually agreed, through at least May 31, 2021, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit the total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.17%, 1.92%, 1.42%, 0.92%, 0.78% and 0.73%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waivers and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expenses on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate May 31, 2021. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits or reduce the advisory fee waiver without approval of the Board of Trustees.

Further, the Adviser has contractually agreed, through at least June 30, 2021, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees

59      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the one month ended October 31, 2019 and the fiscal year ended September 30, 2019, the Adviser waived advisory fees of $10,112 and $107,133, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended September 30, 2019, expenses incurred under the agreement are shown in the Statement of Operations as Administration fees. Additionally, Invesco has entered into service agreements whereby JPMorgan Chase Bank serves as custodian to the Fund. Prior to the Reorganization, the Acquired Fund paid administrative fees to OFI Global Asset Management, Inc.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting services are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. Prior to the Reorganization, the Acquired Fund paid transfer agent fees to OFI Global Asset Management, Inc. and Shareholder Services, Inc. For the year ended September 30, 2019, expenses incurred under these agreements are shown in the Statement of Operations as Transfer and shareholder servicing agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plan”). The Fund, pursuant to the Class A Plan, reimburses IDI in an amount up to an annual rate of 0.25% of the average daily net assets of Class A shares. The Fund pursuant to the Class C and Class R Plan, pays IDI compensation at the annual rate of 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. The fees are accrued daily and paid monthly. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plan would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund plans. Prior to the Reorganization, the Acquired Fund paid distribution fees to OppenheimerFunds Distributor, Inc. For the year ended September 30, 2019, expenses incurred under the plans are shown in the Statement of Operations as Distribution and service plan fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the one month

60      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

ended October 31, 2019, IDI advised the Fund that IDI retained $37,139 in front-end sales commissions from the sale of Class A shares and $1,484 and $2,831 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. During the year ended September 30, 2019, IDI advised the Fund that IDI retained $117,285 in front-end sales commissions from the sale of Class A shares and $13,587 and $27,323 from Class A and Class C shares, respectively, for CDSC imposed on redemptions by shareholders. From the beginning of the fiscal year to the date of the Reorganization, OppenheimerFunds Distributor, Inc. retained $581,819 in front–end sales commissions from the sale of Class A shares and $22,896 and $115,390 from Class A and Class C shares, respectively, for CDSC imposed on redemption by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

Note 3 – Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 — Prices are determined using quoted prices in an active market for identical assets.

Level 2 — Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 — Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

The following is a summary of the tiered valuation input levels, as of October 31, 2019:

61      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$185,474,000	$702,424,998	$—	$887,898,998
Consumer Staples	23,000,000	147,212,447	—	170,212,447
Financials	—	192,183,040	—	192,183,040
Health Care	1,199,706,500	1,029,363,572	—	2,229,070,072
Industrials	167,516,000	670,121,072	—	837,637,072
Information Technology	1,913,295,600	605,785,150	—	2,519,080,750
Materials	—	100,437,577	—	100,437,577
Telecommunication Services	—	52,019,983	—	52,019,983
Rights, Warrants and Certificates	—	137,601	—	137,601
Investment Company	202,009,160	—	—	202,009,160

Total Assets	$3,691,001,260	$3,499,685,440	$—	$7,190,686,700

The following is a summary of the tiered valuation input levels, as of September 30, 2019:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$235,943,000	$731,060,374	$—	$967,003,374
Consumer Staples	17,375,000	137,479,599	—	154,854,599
Financials	—	181,011,923	—	181,011,923
Health Care	958,238,591	1,133,492,161	—	2,091,730,752
Industrials	184,692,500	667,211,560	—	851,904,060
Information Technology	1,982,554,200	586,463,325	—	2,569,017,525
Materials	—	157,999,292	—	157,999,292
Telecommunication Services	—	45,747,427	—	45,747,427
Investment Company	146,191,876	—	—	146,191,876

Total Assets	$3,524,995,167	$3,640,465,661	$—	$7,165,460,828

Note 4 – Security Transactions with Affiliated Funds

The Fund is permitted to purchase or sell securities from or to certain other Invesco Funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures for the period October 1, 2018 to May 24, 2019, the Predecessor Fund

62      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

engaged in transactions with affiliates as listed: Securities purchases of $6,726,517 and securities sales of $53,767,300, which resulted in net realized losses of $37,998,405. For the period May 25, 2019 to September 30, 2019 and October 1, 2019 to October 31, 2019, the Fund did not engage in transactions with affiliates.

Note 5 - Derivative Investments

The Fund may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors. For financial reporting purposes, the Fund does not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statement of Assets and Liabilities.

Effect of Derivative Investments for the Year Ended September 30, 2019

The tables below summarize the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Amount of Realized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*

Equity contracts	$(181,943,357)

*Purchased option contracts and purchased swaption contracts, if any, are included in the realized gain (loss) from investment transactions in unaffiliated companies.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives

Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*

Equity contracts	$197,375,711

*Purchased option contracts and purchased swaption contracts, if any, are included in the change in unrealized gain (loss) from investment transactions in unaffiliated companies.

63      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

The table below summarizes the two month ended average notional value of options purchased during the fiscal year ended September 30, 2019.

	Index options purchased	Equity options purchased
Average notional amount	$1,820,000,000	$2,030,000,000
Average contracts	8,000	140,000

Note 6 – Trustee and Officer Fees and Benefits

The Fund has adopted an unfunded retirement plan (the “Plan”) for the Fund’s Independent Trustees. Benefits are based on years of service and fees paid to each Trustee during their period of service. The Plan was frozen with respect to adding new participants effective December 31, 2006 (the “Freeze Date”) and existing Plan Participants as of the Freeze Date will continue to receive accrued benefits under the Plan. Active Independent Trustees as of the Freeze Date have each elected a distribution method with respect to their benefits under the Plan.

During the one month ended October 31, 2019, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	—
Accumulated Liability as of October 31, 2019	211,910

During the year ended September 30, 2019, the Fund’s projected benefit obligations, payments to retired Trustees and accumulated liability were as follows:

Projected Benefit Obligations Increased	$—
Payments Made to Retired Trustees	12,057
Accumulated Liability as of September 30, 2019	211,910

Certain trustees have executed a Deferred Compensation Agreement pursuant to which they have the option to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Invesco and/or Invesco Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

64      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Note 7 – Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with JPMorgan Chase Bank, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due to custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

Note 8 – Investment Transactions

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund for the one month period ended October 31, 2019 was $209,098,692 and $465,228,874, respectively, and during the year ended September 30, 2019 was $966,709,775 and $1,894,657,183, respectively.

Note 9 - Share Information

Transactions in shares of beneficial interest were as follows:

	One Month Ended October 31, 2019[1]		Year Ended September 30, 2019[2]		Year Ended September 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class A
Sold	382,626	$21,670,522	10,144,937	$599,301,813	17,920,320	$1,291,353,372
Dividends and/or distributions reinvested	—	—	5,232,780	283,773,684	1,171,207	78,014,115
Redeemed	(1,353,782)	(76,940,811)	(15,873,831)	(928,165,271)	(14,355,593)	(1,030,497,914)
Net increase (decrease)	(971,156)	$(55,270,289)	(496,114)	$(45,089,774)	4,735,934	$338,869,573

Class B
Sold	—	$—	—	$—	7,161	$431,966
Dividends and/or distributions reinvested	—	—	—	—	4,113	242,117
Redeemed[3]	—	—	—	—	(232,919)	(14,445,539)
Net increase (decrease)	—	$—	—	$—	(221,645)	$(13,771,456)

65      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS Continued

	One Month Ended		Year Ended		Year Ended
	October 31, 2019[1]		September 30, 2019[2]		September 30, 2018
	Shares	Amount	Shares	Amount	Shares	Amount
Class C
Sold	64,925	$3,164,942	1,968,469	$100,466,518	4,734,454	$300,369,062
Dividends and/or distributions reinvested	—	—	1,628,745	76,469,589	321,479	18,947,952
Redeemed	(379,879)	(18,508,538)	(8,377,888)	(425,538,926)	(2,446,177)	(154,611,550)
Net increase (decrease)	(314,954)	$(15,343,596)	(4,780,674)	$(248,602,819)	2,609,756	$164,705,464

Class R
Sold	51,037	$2,753,995	1,017,950	$57,289,117	1,542,993	$106,428,754
Dividends and/or distributions reinvested	—	—	399,943	20,737,042	78,463	5,031,063
Redeemed	(119,113)	(6,464,952)	(1,176,633)	(66,304,782)	(1,154,543)	(78,658,350)
Net increase (decrease)	(68,076)	$(3,710,957)	241,260	$11,721,377	466,913	$32,801,467

Class Y
Sold	820,606	$47,588,593	18,833,466	$1,135,577,841	29,296,240	$2,148,536,852
Dividends and/or distributions reinvested	—	—	3,517,773	193,688,586	468,415	31,557,107
Redeemed	(2,078,135)	(119,820,339)	(25,430,630)	(1,512,100,278)	(9,568,661)	(696,508,704)
Net increase (decrease)	(1,257,529)	$(72,231,746)	(3,079,391)	$(182,833,851)	20,195,994	$1,483,585,255

Class R5[4]
Sold	—	$—	171	$10,000	—	$—
Dividends and/or distributions reinvested	—	—	—	—	—	—
Redeemed	—	—	—	—	—	—
Net increase (decrease)	—	$—	171	$10,000	—	$—

Class R6
Sold	437,568	$25,400,178	9,163,740	$549,075,698	10,754,298	$788,859,896
Dividends and/or distributions reinvested	—	—	1,913,847	106,027,116	271,883	18,387,430
Redeemed	(857,941)	(49,728,352)	(7,330,503)	(432,682,576)	(3,288,890)	(241,617,215)
Net increase (decrease)	(420,373)	$(24,328,174)	3,747,084	$222,420,238	7,737,291	$565,630,111

1. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 31% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities

66      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

2. There are entities that are record owners of more than 5% of the outstanding shares of the Fund and own 31% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates, including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

3. All outstanding Class B shares converted to Class A shares on June 1, 2018.

4. Commencement date after the close of business on May 24, 2019.

Note 10 - Borrowings

Joint Credit Facility. A number of mutual funds managed by the Adviser participate in a $1.95 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period. The Facility terminated May 24, 2019.

67      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of AIM International Mutual Funds (Invesco International Mutual Funds) and Shareholders of Invesco Oppenheimer Global Opportunities Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Oppenheimer Global Opportunities Fund (one of the funds constituting AIM International Mutual Funds (Invesco International Mutual Funds), referred to hereafter as the “Fund”) as of October 31, 2019 and September 30, 2019, the related statements of operations and the statements of changes in net assets for the period from October 1, 2019 to October 31, 2019 and the year ended September 30, 2019, including the related notes, and the financial highlights for each of the periods ended October 31, 2019 and September 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of October 31, 2019 and September 30, 2019, the results of its operations and changes in its net assets for the period from October 1, 2019 to October 31, 2019 and the year ended September 30, 2019 and the financial highlights for each of the periods ended October 31, 2019 and September 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Oppenheimer Global Opportunities Fund (formerly known as Oppenheimer Global Opportunities Fund) as of and for the year ended September 30, 2018 and the financial highlights for each of the periods ended on or prior to September 30, 2018 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated November 21, 2018 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence

68      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019 and September 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Houston, TX

December 16, 2019

We have served as the auditor of one or more investment companies in the Invesco group of investment companies since at least 1995. We have not been able to determine the specific year we began serving as auditor.

69      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Trustees appointed, and the Board of Trustees ratified and approved, PricewaterhouseCoopers LLP (“PwC”) as the independent registered public accounting firm of the Fund for the fiscal periods ending after May 24, 2019. Prior to the close of business on May 24, 2019, the Predecessor Fund was a separate series of an unaffiliated investment company and its financial statements were audited by a different independent registered public accounting firm (the “Prior Auditor”).

Effective after the close of business on May 24, 2019, the Prior Auditor resigned as the independent registered public accounting firm of the Fund. The Prior Auditor’s report on the financial statements of the Predecessor Fund for the past two fiscal years did not contain an adverse or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the Predecessor Fund’s two most recent fiscal years and through the close of business on May 24, 2019, there were no (1) disagreements with the Prior Auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the Prior Auditor’s satisfaction, would have caused it to make reference to that matter in connection with its report; or (2) “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

70      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

FEDERAL INCOME TAX INFORMATION

In early 2019, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2018.

Capital gain distributions of $4.81076 per share were paid to Class A, Class C, Class R, Class Y and Class R6 shareholders, respectively, on December 7, 2018. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

None of the dividends paid by the Fund during the one month ended reporting period ended October 31, 2019 and the fiscal reporting period ended September 30, 2019, are eligible for the corporate dividend-received deduction.

A portion, if any, of the dividends paid by the Fund during the reporting period which are not designated as capital gain distributions are eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. The maximum amount allowable but not less than $688,710 and $66,038,281 of the Fund’s fiscal year taxable income for the one month ended October 31, 2019 and the fiscal year ended September 30, 2019, respectively, may be eligible for the lower individual income tax rates. In early 2019, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates.

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

71      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS

At meetings held on December 14, 2018, the Board of Trustees (the Board or the Trustees) of AIM International Mutual Funds (Invesco International Mutual Funds) (the Trust) as a whole, and the independent Trustees, who comprise over 75% of the Board, voting separately, approved (i) an amendment to the Trust’s Master Investment Advisory Agreement with Invesco Advisers, Inc. (Invesco Advisers and the investment advisory agreement) to add Invesco Oppenheimer Global Opportunities Fund (the Fund), (ii) an amendment to the Master Intergroup Sub-Advisory Contract for Mutual Funds with Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. to add the Fund, (iii) an amendment to the separate sub-advisory contract with Invesco Capital Management LLC to add the Fund, (iv) an amendment to the separate sub-advisory contract with Invesco Asset Management (India) Private Limited to add the Fund, and (v) an initial sub-advisory contract with OppenheimerFunds, Inc. (collectively, the Affiliated Sub-Advisers and the sub-advisory contracts). Additionally, on March 26, 2019, the Board re-approved an initial sub-advisory contract with OppenheimerFunds, Inc. following its change of control as a result of the acquisition of OppenheimerFunds, Inc. and its subsidiaries, including the Oppenheimer mutual funds (each, an Oppenheimer Fund), by Invesco Ltd. (the OFI Transaction). After evaluating the factors discussed below, among others, the Board approved the Fund’s investment advisory agreement and the sub-advisory contracts and determined that the compensation payable by the Fund to Invesco Advisers and by Invesco Advisers to the Affiliated Sub-Advisers is fair and reasonable.

The Board’s Evaluation Process

The Board noted that it had previously approved establishing the Fund at the Board meeting held on October 23, 2018 and that the Fund was formed to acquire the assets and liabilities of an Oppenheimer Fund (the Acquired Fund) with the same investment objective and substantially similar principal investment strategies and risks. At the time of approval, the Fund had no assets and no performance history and the portfolio managers were not employed by Invesco Advisers or any of the Affiliated Sub-Advisers except OppenheimerFunds, Inc., which was not affiliated with Invesco at that time.

In approving the investment advisory agreement and sub-advisory contracts, the Board followed a process similar to the process that it follows in annually reviewing and approving investment advisory agreements and sub-advisory contracts for the series portfolios of funds advised by Invesco Advisers and considered the information provided in the most recent annual review process for those funds as well as the information provided with respect to the Fund. As part of the approval process, the Board reviewed and considered information provided in response to detailed requests for information submitted to management by the independent Trustees with assistance from legal counsel to the independent Trustees. The Board reviewed comparative investment performance and fee data prepared by Invesco Advisers and an independent mutual fund data provider. The Board was assisted in its review by the Senior Officer, an officer of the Invesco Funds who reports directly to the independent Trustees, and by independent legal counsel.

72      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

The discussion below serves as a summary of the material factors and related conclusions that formed the basis for the Board’s approval of the Fund’s investment advisory agreement and sub-advisory contracts. The Trustees’ review and conclusions are based on the comprehensive consideration of all information presented to them and are not the result of any single determinative factor. Moreover, one Trustee may have weighed a particular piece of information or factor differently than another Trustee. This information is current as of December 14, 2018 and March 26, 2019 for the sub-advisory contract with OppenheimerFunds, Inc.

Factors and Conclusions and Summary of Independent Written Fee Evaluation

A. Nature, Extent and Quality of Services Provided by Invesco Advisers and the Affiliated Sub-Advisers

The Board reviewed the nature, extent and quality of the advisory services to be provided to the Fund by Invesco Advisers under the Fund’s investment advisory agreement, and the credentials and experience of the officers and employees of Invesco Advisers who will provide these services. The Board’s review included consideration of the investment process oversight and structure, credit analysis and investment risk management to be employed in providing advisory services to the Fund. The Board also considered non-advisory services that Invesco Advisers and its affiliates provide to the Invesco Funds and will provide to the Fund, such as various back office support functions, third party oversight, internal audit, valuation, portfolio trading and legal and compliance. The Board also received and reviewed information about Invesco Advisers’ role as administrator of the Invesco Funds’ liquidity risk management program. The Board also reviewed and considered the benefits to shareholders of investing in a fund that is part of the Invesco family of funds under the umbrella of Invesco Ltd., Invesco Advisers’ parent company, and noted Invesco Ltd.’s depth and experience in conducting an investment management business, as well as its commitment of financial and other resources to such business. The Board reviewed and considered information about the resources that Invesco Advisers intends to continue to commit to managing the Invesco family of funds, including the Fund, following the OFI Transaction. The Board concluded that the nature, extent and quality of the services to be provided to the Fund by Invesco Advisers are appropriate and satisfactory.

The Board reviewed the services that may be provided by the Affiliated Sub-Advisers under the sub-advisory contracts and the credentials and experience of the officers and employees of the Affiliated Sub-Advisers who provide these services. The Board noted the Affiliated Sub-Advisers’ expertise with respect to certain asset classes and that the Affiliated Sub-Advisers have offices and personnel that are located in financial centers around the world. As a result, the Board noted that the Affiliated Sub-Advisers can provide research and investment analysis on the markets and economies of various countries in which the Fund may invest, make recommendations regarding securities and assist with security trades. The Board concluded that the sub-advisory contracts may benefit the Fund and its shareholders by permitting Invesco Advisers to use the resources and talents of the Affiliated Sub-Advisers

73      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Continued

in managing the Fund. The Board concluded that the nature, extent and quality of the services that may be provided by the Affiliated Sub-Advisers are appropriate and satisfactory.

B. Fund Investment Performance

The Board noted that the Fund would continue the historical performance information of the Acquired Fund following the consummation of the OFI Transaction. The Board considered the performance of the Acquired Fund and the fact that, at the closing of the OFI Transaction, management anticipates that the Fund will be managed pursuant to substantially similar investment strategies and by substantially the same portfolio management team as managed the Acquired Fund. The Board did not view Fund performance as a relevant factor in considering whether to approve the sub-advisory contracts for the Fund, as no Affiliated Sub-Adviser currently manages assets of the Fund.

The Board compared the Fund’s investment performance over multiple time periods ending December 31, 2017 to the performance of funds in the Morningstar performance universe and against the Fund’s benchmark index. The Trustees also reviewed more recent Fund performance and this review did not change their conclusions.

C. Advisory and Sub-Advisory Fees and Fund Expenses

The Board compared the Fund’s contractual management fee rate to the contractual management fee rates of funds in the Fund’s Morningstar expense group. The Board also considered comparative information regarding the Fund’s total expense ratio and its various components.

The Board noted that Invesco Advisers has contractually agreed to waive fees and/or limit expenses of the Fund for at least two years from the closing date of the OFI Transaction in an amount necessary to limit total annual operating expenses to a specified percentage of average daily net assets for each class of the Fund.

The Board also considered the fees charged by Invesco Advisers and the Affiliated Sub-Advisers to other similarly managed client accounts. The Board noted that Invesco Advisers or the Affiliated Sub-Advisers may charge lower fees to large institutional clients. Invesco Advisers reviewed with the Board differences in the scope of services it provides to the Invesco Funds relative to certain other types of client accounts, including management of cash flows as a result of redemptions and purchases, necessary infrastructure such as officers, office space, technology, legal and distribution, oversight of service providers, costs and business risks associated with launching new funds and sponsoring and maintaining the product line, preparation of annual registration statement updates and financial information and compliance with federal and state laws and regulations.

The Board also considered the services that may be provided by the Affiliated Sub-Advisers pursuant to the sub-advisory contracts, as well as the fees payable by Invesco Advisers to the Affiliated Sub-Advisers pursuant to the sub-advisory contracts.

74      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

D. Economies of Scale and Breakpoints

The Board considered the extent to which there may be economies of scale in the provision of advisory services to the Fund. The Board considered Invesco’s reinvestment in its business, including investments in business infrastructure and cybersecurity. The Board also considered that the Fund may benefit from economies of scale through contractual breakpoints in the Fund’s advisory fee schedule, which generally operate to reduce the Fund’s expense ratio as it grows in size. The Board noted that the Fund will share directly in economies of scale through lower fees charged by third party service providers based on the combined size of the Invesco Funds. The Board noted that the Fund may also benefit from economies of scale through initial fee setting, fee waivers and expense reimbursements.

E. Profitability and Financial Resources

The Board reviewed information from the 2018 contract renewal process provided by Invesco Advisers concerning the costs of the advisory and other services that Invesco Advisers and its affiliates provide to the Invesco Funds and the profitability of Invesco Advisers and its affiliates in providing these services. The Board considered the methodology used for calculating profitability and noted the periodic review of such methodology by an independent consultant. The Board noted that Invesco Advisers will continue to operate at a net profit from services Invesco Advisers and its affiliates provide to the Invesco Funds. The Board did not deem the level of profits realized by Invesco Advisers and its affiliates from providing services to the Invesco Funds, and the profits estimated to be realized by the Fund, to be excessive given the nature, extent and quality of the services provided. The Board received information from Invesco Advisers demonstrating that Invesco Advisers and the Affiliated Sub-Advisers are financially sound and have the resources necessary to perform their obligations under the investment advisory agreement and sub-advisory contracts.

F. Collateral Benefits to Invesco Advisers and its Affiliates

The Board considered various other benefits to be received by Invesco Advisers and its affiliates from the relationship with the Fund, including the fees to be received for providing administrative, transfer agency and distribution services to the Fund. The Board considered the performance of Invesco Advisers and its affiliates in providing these services to other Invesco Funds and the organizational structure employed to provide these services. The Board also considered that these services will be provided to the Fund pursuant to written contracts that are reviewed and approved on an annual basis by the Board; and that the services are required for the operation of the Fund.

The Board considered the benefits realized by Invesco Advisers and the Affiliated Sub-Advisers as a result of portfolio brokerage transactions executed through “soft dollar” arrangements. The Board noted that soft dollar arrangements may result in the Fund bearing costs to purchase research that may be used by Invesco Advisers or the Affiliated Sub-Advisers with other clients and may reduce Invesco Advisers’ or the Affiliated Sub-Advisers’

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APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY CONTRACTS Continued

expenses. The Board also considered that it will receive periodic reports from Invesco representing that these arrangements are consistent with regulatory requirements. The Board did not deem the soft dollar arrangements to be inappropriate.

The Board considered that the Fund’s uninvested cash and cash collateral from any securities lending arrangements may be invested in money market funds advised by Invesco Advisers pursuant to procedures approved by the Board. The Board considered that Invesco Advisers will receive advisory fees from these affiliated money market funds attributable to such investments, although Invesco Advisers has contractually agreed to waive through varying periods the advisory fees payable by the Invesco Funds with respect to certain investments in the affiliated money market funds. The waiver is in an amount equal to 100% of the net advisory fee Invesco Advisers will receive from the affiliated money market funds with respect to the Fund’s investment in the affiliated money market funds of uninvested cash, but not cash collateral. The Board concluded that the amount of advisory fees to be received by Invesco Advisers from the Fund’s investment of cash collateral from any securities lending arrangements in the affiliated money market funds is fair and reasonable.

The Board also considered that an affiliated broker may receive commissions for executing certain trades for the Fund. Invesco Advisers and the Affiliated Sub-Advisers may use the affiliated broker to, among other things, control order routing and minimize information leakage, and the Board was advised that such trades will be executed in compliance with rules under the federal securities laws and consistent with best execution obligations.

76      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO SCHEDULE OF INVESTMENTS

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) as an exhibit to its reports on Form N-PORT. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-PORT on the SEC website at sec.gov.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

77      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

SHAREHOLDER PROXY

A Special Meeting (“Meeting”) of Shareholders of Invesco Oppenheimer Global Opportunities Fund was held on May 17, 2019. The Meeting was held for the following purpose:

(1) Approval of an Agreement and Plan of Reorganization that provides for the reorganization of Oppenheimer Global Opportunities Fund into Invesco Oppenheimer Global Opportunities Fund.

The results of the voting on the above matter was as follows:

Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1) Approval of an Agreement and Plan of Reorganization	60,818,330	2,891,593	8,550,619	0

78      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS

The address of each trustee and officer is AIM International Mutual Funds (Invesco International Mutual Funds) (the “Trust”), 11 Greenway Plaza, Suite 1000, Houston, Texas 77046-1173. The trustees serve for the life of the Trust, subject to their earlier death, incapacitation, resignation, retirement or removal as more specifically provided in the Trust’s organizational documents. Each officer serves for a one year term or until their successors are elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS
Martin L. Flanagan [1] — 1960 Trustee and Vice Chair	2007

Executive Director, Chief Executive Officer and President, Invesco Ltd. (ultimate parent of Invesco and a global investment management firm); Trustee and Vice Chair, The Invesco Funds; Vice Chair, Investment Company Institute; and Member of Executive Board, SMU Cox School of Business

Formerly: Advisor to the Board, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Chairman and Chief Executive Officer, Invesco Advisers, Inc. (registered investment adviser); Director, Chairman, Chief Executive Officer and President, Invesco Holding Company (US), Inc. (formerly IVZ Inc.) (holding company), Invesco Group Services, Inc. (service provider) and Invesco North American Holdings, Inc. (holding company); Director, Chief Executive Officer and President, Invesco Holding Company Limited (parent of Invesco and a global investment management firm); Director, Invesco Ltd.; Chairman, Investment Company Institute and President, Co-Chief Executive Officer, Co-President, Chief Operating Officer and Chief Financial Officer, Franklin Resources, Inc. (global investment management organization)

			229	None
Philip A. Taylor [2] — 1954 Trustee	2006	Vice Chair, Invesco Ltd.; Trustee, The Invesco Funds Formerly: Director, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./ Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Head of the Americas and Senior Managing Director, Invesco Ltd.; Director, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser);	229	None
1 Mr. Flanagan is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of the Adviser to the Trust, and an officer and a director of Invesco Ltd., ultimate parent of the Adviser.
2 Mr. Taylor is considered an interested person (within the meaning of Section 2(a)(19) of the 1940 Act) of the Trust because he is an officer of Invesco Ltd., ultimate parent of the Adviser.

79      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)
Philip A. Taylor (Continued)		Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); Chairman and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, Chairman, Chief Executive Officer and President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.) (financial services holding company); Co-Chairman, Co-President and Co-Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Chief Executive Officer and President, Van Kampen Exchange Corp; President and Principal Executive Officer, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust); Executive Vice President, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Invesco Management Trust only); Director and President, INVESCO Funds Group, Inc. (registered investment adviser and registered transfer agent); Director and Chairman, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.) (registered broker dealer); Director, President and Chairman, Invesco Inc. (holding company), Invesco Canada Holdings Inc. (holding company), Trimark Investments Ltd./ Placements Trimark Ltèe and Invesco Financial Services Ltd/Services Financiers Invesco Ltèe; Chief Executive Officer, Invesco Canada Fund Inc. (corporate mutual fund company); Director and Chairman, Van Kampen Investor Services Inc.; Director, Chief Executive Officer and President, 1371 Preferred Inc. (holding

80      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INTERESTED PERSONS (CONTINUED)
Philip A. Taylor (Continued)		company) and Van Kampen Investments Inc.; Director and President, AIM GP Canada Inc. (general partner for limited partnerships) and Van Kampen Advisors, Inc.; Director and Chief Executive Officer, Invesco Trimark Dealer Inc. (registered broker dealer); Director, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.) (registered broker dealer); Manager, Invesco Capital Management LLC; Director, Chief Executive Officer and President, Invesco Advisers, Inc.; Director, Chairman, Chief Executive Officer and President, Invesco AIM Capital Management, Inc.; President, Invesco Trimark Dealer Inc. and Invesco Trimark Ltd./Invesco Trimark Ltèe; Director and President, AIM Trimark Corporate Class Inc. and AIM Trimark Canada Fund Inc.; Senior Managing Director, Invesco Holding Company Limited; Director and Chairman, Fund Management Company (former registered broker dealer); President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), and Short-Term Investments Trust only); President, AIM Trimark Global Fund Inc. and AIM Trimark Canada Fund Inc.

81      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES
Bruce L. Crockett – 1944 Trustee and Chair	2003	Chairman, Crockett Technologies Associates (technology consulting company) Formerly: Director, Captaris (unified messaging provider); Director, President and Chief Executive Officer, COMSAT Corporation; Chairman, Board of Governors of INTELSAT (international communications company); ACE Limited (insurance company); Independent Directors Council and Investment Company Institute: Member of the Audit Committee, Investment Company Institute; Member of the Executive Committee and Chair of the Governance Committee, Independent Directors Council	229	Director and Chairman of the Audit Committee, ALPS (Attorneys Liability Protection Society) (insurance company); Director and Member of the Audit Committee and Compensation Committee, Ferroglobe PLC (metallurgical company)
David C. Arch – 1945 Trustee	2010	Chairman of Blistex Inc. (consumer health care products manufacturer); Member, World Presidents’ Organization	229	Board member of the Illinois Manufacturers’ Association
Beth Ann Brown – 1968 Trustee	2019	Independent Consultant Formerly: Head of Intermediary Distribution, Managing Director, Strategic Relations, Managing Director, Head of National Accounts, Senior Vice President, National Account Manager and Senior Vice President, Key Account Manager, Columbia Management Investment Advisers LLC; Vice President, Key Account Manager, Liberty Funds Distributor, Inc.; and Trustee of certain Oppenheimer Funds	229	Director, Board of Directors of Caron Engineering Inc.; Advisor, Board of Advisors of Caron Engineering Inc.; President and Director, of Acton Shapleigh Youth Conservation Corps (non-profit); and Vice President and Director of Grahamtastic Connection (non-profit)
Jack M. Fields – 1952 Trustee	2003	Chief Executive Officer, Twenty First Century Group, Inc. (government affairs company); and Chairman, Discovery Learning Alliance (non-profit) Formerly: Owner and Chief Executive Officer, Dos Angeles Ranch L.P. (cattle, hunting, corporate entertainment); Director, Insperity, Inc. (formerly known as Administaff) (human resources provider); Chief Executive Officer, Texana Timber LP (sustainable forestry company); Director of Cross Timbers Quail Research Ranch (non-profit); and member of the U.S. House of Representatives	229	None

82      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Cynthia Hostetler —1962 Trustee	2017	Non-Executive Director and Trustee of a number of public and private business corporations Formerly: Director, Aberdeen Investment Funds (4 portfolios); Head of Investment Funds and Private Equity, Overseas Private Investment Corporation; President, First Manhattan Bancorporation, Inc.; Attorney, Simpson Thacher & Bartlett LLP	229	Vulcan Materials Company (construction materials company); Trilinc Global Impact Fund; Genesee & Wyoming, Inc. (railroads); Artio Global Investment LLC (mutual fund complex); Edgen Group, Inc. (specialized energy and infrastructure products distributor); Investment Company Institute (professional organization); Independent Directors Council (professional organization)
Eli Jones – 1961 Trustee	2016	Professor and Dean, Mays Business School - Texas A&M University Formerly: Professor and Dean, Walton College of Business, University of Arkansas and E.J. Ourso College of Business, Louisiana State University; Director, Arvest Bank	229	Insperity, Inc. (formerly known as Administaff) (human resources provider)
Elizabeth Krentzman – 1959 Trustee	2019	Formerly: Principal and Chief Regulatory Advisor for Asset Management Services and U.S. Mutual Fund Leader of Deloitte & Touche LLP; General Counsel of the Investment Company Institute (trade association); National Director of the Investment Management Regulatory Consulting Practice, Principal, Director and Senior Manager of Deloitte & Touche LLP; Assistant Director of the Division of Investment Management - Office of Disclosure and Investment Adviser Regulation of the U.S. Securities and Exchange Commission and various positions with the Division of Investment Management – Office of Regulatory Policy of the U.S. Securities and Exchange Commission; Associate at Ropes & Gray LLP.; Advisory Board Member of the Securities and Exchange Commission Historical Society; and Trustee of certain Oppenheimer Funds	229	Trustee of the University of Florida National Board Foundation and Audit Committee Member; Member of the Cartica Funds Board of Directors (private investment funds); Member of the University of Florida Law Center Association, Inc. Board of Trustees and Audit Committee Member

83      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Anthony J. LaCava, Jr. – 1956 Trustee	2019	Formerly: Director and Member of the Audit Committee, Blue Hills Bank (publicly traded financial institution) and Managing Partner, KPMG LLP	229	Blue Hills Bank; Chairman of Bentley University; Member, Business School Advisory Council; and Nominating Committee, KPMG LLP
Prema Mathai-Davis – 1950 Trustee	2003	Retired Co-Owner & Partner of Quantalytics Research, LLC, (a FinTech Investment Research Platform for the Self-Directed Investor)	229	None
Joel W. Motley – 1952 Trustee	2019

Director of Office of Finance, Federal Home Loan Bank; Member of the Vestry of Trinity Wall Street; Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Member of the Finance and Budget Committee of the Council on Foreign Relations, Member of the Investment Committee and Board of Human Rights Watch and Member of the Investment Committee and Board of Historic Hudson Valley (non-profit cultural organization).

Formerly: Managing Director of Public Capital Advisors, LLC (privately held financial advisor); Managing Director of Carmona Motley Hoffman, Inc. (privately held financial advisor); Trustee of certain Oppenheimer Funds; and Director of Columbia Equity Financial Corp. (privately held financial advisor)

			229	Director of Greenwall Foundation (bioethics research foundation); Member of Board and Investment Committee of The Greenwall Foundation; Director of Southern Africa Legal Services Foundation; Board Member and Investment Committee Member of Pulitzer Center for Crisis Reporting (non-profit journalism)
Teresa M. Ressel — 1962 Trustee	2017	Non-executive director and trustee of a number of public and private business corporations Formerly: Chief Financial Officer, Olayan America, The Olayan Group (international investor/commercial/industrial); Chief Executive Officer, UBS Securities LLC; Group Chief Operating Officer, Americas, UBS AG; Assistant Secretary for Management & Budget and CFO, US Department of the Treasury	229	Atlantic Power Corporation (power generation company); ON Semiconductor Corp. (semiconductor supplier)
Ann Barnett Stern – 1957 Trustee	2017	President and Chief Executive Officer, Houston Endowment Inc. (private philanthropic institution) Formerly: Executive Vice President and General Counsel, Texas Children’s Hospital;	229	Federal Reserve Bank of Dallas

84      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
INDEPENDENT TRUSTEES (CONTINUED)
Ann Barnett Stern (Continued)		Attorney, Beck, Redden and Secrest, LLP; Business Law Instructor, University of St. Thomas; Attorney, Andrews & Kurth LLP
Raymond Stickel, Jr. – 1944 Trustee	2005	Retired Formerly: Director, Mainstay VP Series Funds, Inc. (25 portfolios); Partner, Deloitte & Touche	229	None
Robert C. Troccoli – 1949 Trustee	2016	Retired Formerly: Adjunct Professor, University of Denver – Daniels College of Business, Senior Partner, KPMG LLP	229	None
Daniel S. Vandivort –1954 Trustee	2019	Treasurer, Chairman of the Audit and Finance Committee, and Trustee, Board of Trustees, Huntington Disease Foundation of America; and President, Flyway Advisory Services LLC (consulting and property management). Formerly: Trustee and Governance Chair, of certain Oppenheimer Funds	229	Chairman and Lead Independent Director, Chairman of the Audit Committee, and Director, Board of Directors, Value Line Funds
James D. Vaughn – 1945 Trustee	2019	Retired Formerly: Managing Partner, Deloitte & Touche LLP; Trustee and Chairman of the Audit Committee, Schroder Funds; Board Member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network (economic development corporation); and Trustee of certain Oppenheimer Funds	229	Board member and Chairman of Audit Committee of AMG National Trust Bank; Trustee and Investment Committee member, University of South Dakota Foundation; Board member, Audit Committee Member and past Board Chair, Junior Achievement (non-profit)
Christopher L. Wilson – 1957 Trustee, Vice Chair and Chair Designate	2017	Retired Formerly: Director, TD Asset Management USA Inc. (mutual fund complex) (22 portfolios); Managing Partner, CT2, LLC (investing and consulting firm); President/Chief Executive Officer, Columbia Funds, Bank of America Corporation; President/Chief Executive Officer, CDC IXIS Asset Management Services, Inc.; Principal & Director of Operations, Scudder Funds, Scudder, Stevens & Clark, Inc.; Assistant Vice President, Fidelity Investments	229	ISO New England, Inc. (non-profit organization managing regional electricity market)

85      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS
Sheri Morris — 1964 President, Principal Executive Officer and Treasurer	2003

Head of Global Fund Services, Invesco Ltd.; President, Principal Executive Officer and Treasurer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust, and Vice President, OppenheimerFunds, Inc.

Formerly: Vice President and Principal Financial Officer, The Invesco Funds; Vice President, Invesco AIM Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco AIM Capital Management, Inc. and Invesco AIM Private Asset Management, Inc.; and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Russell C. Burk — 1958 Senior Vice President and Senior Officer	2005	Senior Vice President and Senior Officer, The Invesco Funds	N/A	N/A
Jeffrey H. Kupor – 1968 Senior Vice President, Chief Legal Officer and Secretary	2018	Head of Legal of the Americas, Invesco Ltd.; Senior Vice President and Secretary, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal	N/A	N/A

86      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Jeffrey H. Kupor (Continued)

Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Secretary, W.L. Ross & Co., LLC

Formerly: Secretary and Vice President, Jemstep, Inc.; Head of Legal, Worldwide Institutional, Invesco Ltd.; Secretary and General Counsel, INVESCO Private Capital Investments, Inc.; Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Assistant Secretary, INVESCO Asset Management (Bermuda) Ltd.; Secretary and General Counsel, Invesco Private Capital, Inc.; Assistant Secretary and General Counsel, INVESCO Realty, Inc.; Secretary and General Counsel, Invesco Senior Secured Management, Inc.; and Secretary, Sovereign G./P. Holdings Inc.

Andrew R. Schlossberg – 1974 Senior Vice President	2019

Head of the Americas and Senior Managing Director, Invesco Ltd.; Director and Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chairman, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) (registered transfer agent); Senior Vice President, The Invesco Funds; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Director, President and Chairman, Invesco Insurance Agency, Inc.

Formerly: Director, Invesco UK Limited; Director and Chief Executive, Invesco Asset Management Limited and Invesco Fund Managers Limited; Assistant Vice President, The Invesco Funds; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director and Chief Executive, Invesco Administration Services

			N/A	N/A

87      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Andrew R. Schlossberg (Continued)		Limited and Invesco Global Investment Funds Limited; Director, Invesco Distributors, Inc.; Head of EMEA, Invesco Ltd.; President, Invesco Actively Managed Exchange-Traded Commodity Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II and Invesco India Exchange-Traded Fund Trust; Managing Director and Principal Executive Officer, Invesco Capital Management LLC
John M. Zerr — 1962 Senior Vice President	2006

Chief Operating Officer of the Americas; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director and Vice President, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.) Senior Vice President, The Invesco Funds; Managing Director, Invesco Capital Management LLC; Director, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Senior Vice President, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Manager, Invesco Indexing LLC; Manager, Invesco Specialized Products, LLC; Director and Senior Vice President, Invesco Insurance Agency, Inc.; Member, Invesco Canada Funds Advisory Board; Director, President and Chief Executive Officer, Invesco Corporate Class Inc. (corporate mutual fund company); and Director, Chairman, President and Chief Executive Officer, Invesco Canada Ltd. (formerly known as Invesco Trimark Ltd./Invesco Trimark Ltèe) (registered investment adviser and registered transfer agent)

Formerly: Director and Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco AIM Management Group, Inc.); Secretary, Invesco Investment Services, Inc. (formerly known as Invesco AIM Investment Services, Inc.); Chief Legal Officer and

			N/A	N/A

88      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
John M. Zerr (Continued)		Secretary, The Invesco Funds; Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.); Chief Legal Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Secretary, Invesco Indexing LLC; Director, Secretary, General Counsel and Senior Vice President, Van Kampen Exchange Corp.; Director, Vice President and Secretary, IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel, Van Kampen Investor Services Inc.; Director and Secretary, Invesco Distributors, Inc. (formerly known as Invesco AIM Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco AIM Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco AIM Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser)
Gregory G. McGreevey - 1962 Senior Vice President	2012

Senior Managing Director, Invesco Ltd.; Director, Chairman, President, and Chief Executive Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Director, Invesco Mortgage Capital, Inc. and Invesco Senior Secured Management, Inc.; and Senior Vice President, The Invesco Funds; and President, SNW Asset Management Corporation

Formerly: Senior Vice President, Invesco

			N/A	N/A

89      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

TRUSTEES AND OFFICERS Continued

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Gregory G. McGreevey (Continued)		Management Group, Inc. and Invesco Advisers, Inc.; Assistant Vice President, The Invesco Funds
Kelli Gallegos – 1970 Vice President, Principal Financial Officer and Assistant Treasurer	2008

Principal Financial and Accounting Officer – Investments Pool, Invesco Specialized Products, LLC; Vice President, Principal Financial Officer and Assistant Treasurer, The Invesco Funds; Principal Financial and Accounting Officer – Pooled Investments, Invesco Capital Management LLC; Vice President and Treasurer, Invesco Exchange- Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self- Indexed Fund Trust

Formerly: Assistant Treasurer, Invesco Specialized Products, LLC; Assistant Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange- Traded Self-Indexed Fund Trust; Assistant Treasurer, Invesco Capital Management LLC; Assistant Vice President, The Invesco Funds

			N/A	N/A
Crissie M. Wisdom – 1969 Anti-Money Laundering Compliance Officer	2013	Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser), Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), Invesco Distributors, Inc., Invesco Investment Services, Inc., The Invesco Funds, and Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange- Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust; Anti-Money Laundering Compliance Officer and Bank Secrecy Act Officer, INVESCO National Trust Company and Invesco Trust Company; and Fraud Prevention Manager and	N/A	N/A

90      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

Name, Year of Birth and Position(s) Held with the Trust	Trustee and/or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
OTHER OFFICERS (CONTINUED)
Crissie M. Wisdom (Continued)		Controls and Risk Analysis Manager for Invesco Investment Services, Inc. Formerly: Anti-Money Laundering Compliance Officer, Van Kampen Exchange Corp. and Invesco Management Group, Inc.
Robert R. Leveille – 1969 Chief Compliance Officer	2016

Chief Compliance Officer, Invesco Advisers, Inc. (registered investment adviser); and Chief Compliance Officer, The Invesco Funds

Formerly: Chief Compliance Officer, Putnam Investments and the Putnam Funds

			N/A	N/A

The Statement of Additional Information of the Trust includes additional information about the Fund’s Trustees and is available upon request, without charge, by calling 1.800.959.4246. Please refer to the Fund’s Statement of Additional Information for information on the Fund’s sub-advisers.

Office of the Fund 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Distributor Invesco Distributors, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Auditors PricewaterhouseCoopers LLP 1000 Louisiana Street, Suite 5800 Houston, TX 77002-5021
Counsel to the Fund Stradley Ronon Stevens & Young, LLP 2005 Market Street, Suite 2600 Philadelphia, PA 19103-7018	Counsel to the Independent Trustees Goodwin Procter LLP 901 New York Avenue, N.W. Washington, D.C. 20001	Transfer Agent Invesco Investment Services, Inc. 11 Greenway Plaza, Suite 1000 Houston, TX 77046-1173	Custodian JPMorgan Chase Bank 4 Chase Metro Tech Center Brooklyn, NY 11245

91      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

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In addition, we may gather information about you automatically through your use of the Website, e.g. your IP address, how you navigate the Website, the organization from which you are accessing the Website, and the websites that you access before and after you visit the Website.

When you access the Website, we may also collect information such as unique device identifiers, your screen resolution and other device settings, information about your location, and analytical information about how you use the device from which you are viewing the Website. Where applicable, we may ask your permission before collecting certain information, such as precise geolocation information.

From time to time, we use or augment the personal information we have about you with information obtained from third parties. For example, we use third party information to confirm contact or financial information or to better understand your interests by associating demographic information from third parties with the information you have provided.

How We Use Personal Information

We use your personal information to respond to your inquiries and provide the products and services you request. We also use your information from time to time to deliver the content and services we believe

1NTD

92      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

you will find the most relevant and to provide customer service and support.

We also use the information you provide to further develop and improve our products and services. We aggregate and/or de-identify data about visitors to the Website for various business purposes including product and service development and improvement activities.

How We Share Personal Information

We collaborate with other companies and individuals to perform services for us and on our behalf and we collaborate with our affiliates, other companies and individuals with respect to particular products or services (“Providers”). Examples of Providers include data analysis firms, customer service and support providers, email and SMS vendors, and web-hosting and development companies. Some Providers collect information for us or on our behalf on our Website. These Providers can be provided with access to personal information needed to perform their functions.

We reserve the right to disclose your personal information as required by law, when we believe disclosure is necessary to comply with a regulatory requirement, judicial proceeding, court order or legal process served on us, to protect the safety, rights or property of our customers, the public or Invesco or to enforce the Terms of Use.

If we sell or transfer a business unit (such as a subsidiary) or an asset (such as a website) to another company, we will share your personal information with such company. You will receive notice of such an event and the new entity will inform you of any changes to the practices in this Privacy Policy. If the new entity wishes to make additional use of your information, you have the right to decline such use at that time.

We occasionally disclose aggregate or de-identified data that is not personally identifiable with third parties.

Cookies and Other Tools

Invesco and its Providers collect information about you by using cookies, tracking pixels and other technologies. We use this information to better understand, customize and improve user experience with our websites, services and offerings as well as to manage our advertising. For example, we use web analytics services that use these technologies to gather information to help us understand how visitors engage with and navigate our Website, e.g., how and when pages in a site are visited and by how many visitors. We are also able to offer our visitors a more customized, relevant experience on our sites using these technologies by delivering content and functionality based on your preferences and interests.

Depending on their purpose, some cookies will only operate for the length of a single browsing session, while others have a longer life span to ensure that they fulfill their longer-term purposes. Your web browser can be set to allow you to control whether you will accept cookies or reject cookies, to notify you each time a cookie is sent to your browser, or to delete cookies that have already been set. If your browser is set to reject cookies, certain aspects of the Website that are cookie-enabled will not recognize you when you return to the website, and some Website functionality may be lost. The “Help” section of your browser may tell you how to prevent your browser from accepting cookies. To find out more about cookies, visit www.aboutcookies.org.

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INVESCO’S PRIVACY NOTICE Continued

Security

No data transmission over the internet can be 100% secure, so Invesco cannot ensure or warrant the security of any information you submit to us on this Website. However, Invesco seeks to protect your personal information from unauthorized access or use when you transact business on our Website using technical, administrative and procedural measures. Invesco makes no representation as to the reasonableness, efficacy, or appropriateness of the measures we use to safeguard such information.

Users are responsible for maintaining the secrecy of their own passwords. If you have reason to believe that your interaction with us is no longer secure (for example, if you feel that the security of any account you might have with us has been compromised), please immediately notify us by contacting us as specified below.

Transfer of Data to Other Countries

Any information you provide to Invesco through use of the Website may be stored and processed, transferred between and accessed from the United States, Canada and other countries which do not guarantee the same level of protection of personal information as the one in which you reside. However, Invesco will handle your personal information in accordance with this Privacy Policy regardless of where your personal information is stored/accessed.

Children’s Privacy

We are committed to protecting the privacy of children. We do not knowingly collect personal information from children under the age of 18. If you are under the age of 18, do not provide us with any personal information.

Contact Us

Please contact us if you have any questions or concerns about your personal information or require assistance in managing your choices.

Invesco Ltd.

1555 Peachtree St. NE

Atlanta, GA 30309

By phone:

(404) 439-3236

By fax:

(404) 962-8288

By email:

Anne.Gerry@invesco.com

Please update your account information by logging in or contact us by email or telephone as specified above to update your account information whenever such information ceases to be complete or accurate.

You may also contact us to:

94      INVESCO OPPENHEIMER GLOBAL OPPORTUNITIES FUND

• Request that we amend, rectify, delete or update the personal data we hold about you;

• Where possible (e.g. in relation to marketing) amend or update your choices around processing;

• Request a copy of personal data held by us.

Disclaimer

Where the Website contains links to third-party websites/content/services that are not owned or controlled by Invesco, Invesco is not responsible for how these properties operate or treat your personal information so we recommend that you read the privacy policies and terms associated with these third party properties carefully.

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Explore High-Conviction Investing with Invesco

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Visit invesco.com/edelivery to enjoy the convenience and security of anytime electronic access to your investment documents.

With eDelivery, you can elect to have any or all of the following materials delivered straight to your inbox to download, save and print from your own computer:

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Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Invesco Distributors, Inc.	O-GLOPP-AR-1	11272019

ITEM 2.    CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr., Robert C. Troccoli and James Vaughn. David C. Arch, Bruce L. Crockett, Cynthia Hostetler, Elizabeth Krentzman, Anthony J. LaCava, Jr., Teresa M. Ressel, Raymond Stickel, Jr., Robert C. Troccoli and James Vaughn are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

During the reporting period, PricewaterhouseCoopers (“PwC”) advised the Audit Committee of the following matters for consideration under the SEC’s auditor independence rules. PwC advised the Audit Committee that a PwC Director, a PwC Manager and a PwC Senior Associate each held financial interests in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, (or with respect to the PwC Senior Associate was not aware until after the investments were confirmed as SEC exceptions), the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliate of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates (or with respect to the PwC Senior Associate, the services were performed by an individual who did not have decision-making responsibility for matters that materially affected the audit and were reviewed by team members at least two levels higher than the PwC Senior Associate), and the investments were not material to the net worth of each individual or their respective immediate family members which PwC considered in reaching its conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality had not been adversely affected by these matters as they related to the audit of the Registrant.

On May 24, 2019, certain investment advisor subsidiaries of Invesco Ltd. assumed management responsibility from Oppenheimer Funds, Inc. (“OFI”) for 83 open-end mutual funds and 20 exchange-traded funds (collectively, the “Oppenheimer Funds”). Assumption of management responsibility for the Oppenheimer Funds was accomplished through the reorganization of each Oppenheimer Fund into a new Invesco shell fund (collectively, the “New Invesco Funds”) that did not have pre-existing assets (together, the “Reorganizations”). The Reorganizations were part of the acquisition by Invesco Ltd. (together with its subsidiaries, “Invesco”) of the asset management business of OFI (including the Oppenheimer Funds) from Massachusetts Mutual Life Insurance Company (“MassMutual”), which was also consummated on May 24, 2019 (the “Acquisition”). Subsequent to the Acquisition, MassMutual became a significant shareholder of Invesco, and the Invesco Ltd. board of directors expanded by one director with the addition of a director selected by MassMutual.

Prior to the consummation of the Acquisition and the Reorganizations on May 24, 2019, PwC completed an independence assessment to evaluate the services and relationships with OFI and its affiliates, which became affiliates of Invesco upon the closing of the Acquisition. The assessment identified the following relationship and services that are inconsistent with the auditor independence rules under Rule 2-01 of Regulation S-X (“Rule 2-01”) if provided to an affiliate of an audit client. A retired PwC partner who receives a benefit from PwC that is not fully funded, served as a member of Audit Committee of the Boards of Trustees of certain Oppenheimer Funds prior to the Acquisition

(the “Pre-Reorganization Relationship”). Additionally, PwC provided certain non-audit services including, expert legal services to one Oppenheimer Fund, custody of client assets in connection with payroll services, a non-audit service performed pursuant to a success-based fee, non-audit services in which PwC acted as an advocate on behalf of a MassMutual foreign affiliate and certain employee activities undertaken in connection with the provision of non-audit services for MassMutual and certain MassMutual foreign affiliates (collectively, the “Pre-Reorganization Services”).

PwC and the Audit Committees of the New Invesco Funds each considered the impact that the Pre-Reorganization Relationship and Services have on PwC’s independence with respect to the New Invesco Funds. On the basis of the nature of the relationship and services performed, and in particular the mitigating factors described below, PwC concluded that a reasonable investor, possessing knowledge of all the relevant facts and circumstances regarding the Pre-Reorganization Relationship and Services, would conclude that the Pre-Reorganization Relationship and Services do not impair PwC’s ability to exhibit the requisite objectivity and impartiality to report on the financial statements of the New Invesco Funds for the years ending May 31, 2019 – April 30, 2020 (“PwC’s Conclusion”).

The Audit Committees of the Boards of Trustees of the New Invesco Funds, based upon PwC’s Conclusion and the concurrence of Invesco, considered the relevant facts and circumstances including the mitigating factors described below and, after careful consideration, concluded that PwC is capable of exercising objective and impartial judgment in connection with its audits of the financial statements of the New Invesco Funds that the respective Boards of Trustees oversee.

Mitigating factors that PwC and the Audit Committees considered in reaching their respective conclusions included, among others, the following factors:

●	none of the Pre-Reorganization Relationship or Services created a mutuality of interest between PwC and the New Invesco Funds;

●	PwC will not act in a management or employee capacity for the New Invesco Funds or their affiliates during any portion of PwC’s professional engagement period;

●

other than the expert legal services, Pre-Reorganization Services that have been provided to OFI, MassMutual and their affiliates do not have any impact on the financial statements of the New Invesco Funds;

●

as it relates to the expert legal services, while the service provided by PwC related to litigation involving one Oppenheimer Fund, the impact of the litigation on the Oppenheimer Fund’s financial statements was based upon OFI’s decision, and OFI management represented that the PwC service was not considered a significant component of its decision;

●

while certain employees of OFI who were involved in the financial reporting process of the Oppenheimer Funds will be employed by Invesco subsequent to the Reorganizations, existing officers of other Invesco Funds will serve as Principal Executive Officer and Principal Financial Officer or equivalent roles for the New Invesco Funds, and are ultimately responsible for the accuracy of all financial statement assertions for the entirety of the financial reporting periods for the New Invesco Funds;

●

the Pre-Reorganization Services giving rise to the lack of independence were provided to, or entered into with, OFI, MassMutual and their affiliates at a time when PwC had no independence restriction with respect to these entities;

●	with the exception of the expert legal service provided to one Oppenheimer Fund, none of the Pre-Reorganization Services affected the operations or financial reporting of the New Invesco Funds;

●

the Pre-Reorganization Services provided by PwC to OFI, MassMutual and their affiliates were performed by persons who were not, and will not be, part of the audit engagement team for the New Invesco Funds; and

●	the fees associated with the Pre-Reorganization Services were not material to MassMutual, Invesco or PwC.

(a) to (d)

Fees Billed by PwC Related to the Registrant

PwC billed the series of the Registrant with a fiscal year end of October 31, 2019 and September 30, 2019, respectively (each a “Fund”) aggregate fees for services rendered to these Funds as shown in the following tables. Each Fund is newly organized and was created, respectively, for the purpose of acquiring the assets and liabilities of a corresponding predecessor fund (each, a “Reorganization”). Each Reorganization was consummated after the close of business on May 24, 2019, prior to which each Fund had not yet commenced operations. Accordingly, the information shown in the following tables has been provided for the periods since each Fund’s commencement of operations. The Audit Committee pre-approved all audit and non-audit services provided to the Funds.

	Fees Billed for Services Rendered to the Registrant for fiscal year end October 31, 2019	Fees Billed for Services Rendered to the Registrant for fiscal year end September 30, 2019
Audit Fees	$51,806	$ 70,904
Audit-Related Fees	$0	$ 0
Tax Fees(1)	$11,480	$ 11,480
All Other Fees	$0	$ 0

Total Fees	$63,286	$ 82,384

(g) PwC billed the Registrant aggregate non-audit fees of $11,480 for the fiscal year ended October 31, 2019 and $11,480 for the fiscal year ended September 30, 2019.

(1)	Tax Fees for the fiscal years ended October 31, 2019 and September 30, 2019 include fees billed for reviewing tax returns and/or services related to tax compliance.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Advisers, Inc. (“Invesco”), each Fund’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to each Fund (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the periods since each Fund’s commencement of operations as shown in the following tables. The Audit Committee pre-approved all non-audit services provided to Invesco and Invesco Affiliates.

	Fees Billed for Non-Audit Services Rendered to Invesco and Affiliates for fiscal year end October 31, 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Affiliates for fiscal year end September 30, 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee

Audit-Related Fees(1)	$690,000	$690,000
Tax Fees	$0	$0
All Other Fees	$0	$0

Total Fees	$690,000	$690,000

(1)	Audit-Related Fees for the fiscal years ended October 31, 2019 and September 30, 2019 include fees billed related to reviewing controls at a service organization.

(e)(2) There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Including the fees for services not required to be pre-approved by the registrant’s audit committee, PwC billed Invesco and Invesco Affiliates aggregate non-audit fees of $3,984,000 for the fiscal year ended October 31, 2019 and $3,984,000 for the fiscal year ended September 30, 2019 for non-audit services rendered to Invesco and Invesco Affiliates.

PwC provided audit services to the Investment Company complex of approximately $34 million.

(h) The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PwC’s independence.

(e)(1)

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees

of the Invesco Funds (the “Funds”)

Last Amended March 29, 2017

I.	Statement of Principles

The Audit Committees (the “Audit Committee”) of the Boards of Trustees of the Funds (the “Board”) have adopted these policies and procedures (the “Procedures”) with respect to the pre-approval of audit and non-audit services to be provided by the Funds’ independent auditor (the “Auditor”) to the Funds, and to the Funds’ investment adviser(s) and any entity controlling, controlled by, or under common control with the investment adviser(s) that provides ongoing services to the Funds (collectively, “Service Affiliates”).

Under Section 202 of the Sarbanes-Oxley Act of 2002, all audit and non-audit services provided to the Funds by the Auditor must be preapproved by the Audit Committee. Rule 2-01 of Regulation S-X requires that the Audit Committee also pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds (a “Service Affiliate’s Covered Engagement”).

These Procedures set forth the procedures and the conditions pursuant to which the Audit Committee may pre-approve audit and non-audit services for the Funds and a Service Affiliate’s Covered Engagement pursuant to rules and regulations of the Securities and Exchange Commission (“SEC”) and other organizations and regulatory bodies applicable to the Funds (“Applicable Rules”).1 They address both general pre-approvals without consideration of specific case-by-case services (“general pre-approvals”) and pre-approvals on a case-by-case basis (“specific pre-approvals”). Any services requiring pre-approval that are not within the scope of general pre-approvals hereunder are subject to specific pre-approval. These Procedures also

1 Applicable Rules include, for example, New York Stock Exchange (“NYSE”) rules applicable to closed-end funds managed by Invesco and listed on NYSE.

address the delegation by the Audit Committee of pre-approval authority to the Audit Committee Chair or Vice Chair.

II.	Pre-Approval of Fund Audit Services

The annual Fund audit services engagement, including terms and fees, is subject to specific pre-approval by the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by an independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will receive, review and consider sufficient information concerning a proposed Fund audit engagement to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee will oversee the Fund audit services engagement as necessary, including approving any changes in terms, audit scope, conditions and fees.

In addition to approving the Fund audit services engagement at least annually and specifically approving any changes, the Audit Committee may generally or specifically pre-approve engagements for other audit services, which are those services that only an independent auditor reasonably can provide. Other audit services may include services associated with SEC registration statements, periodic reports and other documents filed with the SEC.

III.	General and Specific Pre-Approval of Non-Audit Fund Services

The Audit Committee will consider, at least annually, the list of General Pre-Approved Non-Audit Services which list may be terminated or modified at any time by the Audit Committee. To inform the Audit Committee’s review and approval of General Pre-Approved Non-Audit Services, the Funds’ Treasurer (or his or her designee) and Auditor shall provide such information regarding independence or other matters as the Audit Committee may request.

Any services or fee ranges that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval. Each request for specific pre-approval by the Audit Committee for services to be provided by the Auditor to the Funds must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, and other relevant information sufficient to allow the Audit Committee to consider whether to pre-approve such engagement, including evaluating whether the provision of such services will impair the independence of the Auditor and is otherwise consistent with Applicable Rules.

IV.	Non-Audit Service Types

The Audit Committee may provide either general or specific pre-approval of audit-related, tax or other services, each as described in more detail below.

a.	Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by an independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; services related to mergers, acquisitions or dispositions; compliance with ratings agency requirements and interfund lending activities; and assistance with internal control reporting requirements.

b.	Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will not approve proposed services of the Auditor which the Audit Committee believes are to be provided in connection with a service or transaction initially recommended by the Auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisers as necessary to ensure the consistency of tax services rendered by the Auditor with the foregoing policy. The Auditor shall not represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committee will include a description from the Auditor in writing of (i) the scope of the service, the fee structure for the engagement, and any side letter or other amendment to the engagement letter, or any other agreement (whether oral, written, or otherwise) between the Auditor and the Funds, relating to the service; and (ii) any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor (or an affiliate of the Auditor) and any person (other than the Funds or Service Affiliates receiving the services) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will also discuss with the Audit Committee the potential effects of the services on the independence of the Auditor, and document the substance of its discussion with the Audit Committee.

c.	Other Services

The Audit Committee may pre-approve other non-audit services so long as the Audit Committee believes that the service will not impair the independence of the Auditor. Appendix I includes a list of services that the Auditor is prohibited from performing by the SEC rules. Appendix I also includes a list of services that would impair the Auditor’s independence unless the Audit Committee reasonably concludes that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements.

V.	Pre-Approval of Service Affiliate’s Covered Engagements

Rule 2-01 of Regulation S-X requires that the Audit Committee pre-approve a Service Affiliate’s engagement of the Auditor for non-audit services if the engagement relates directly to the operations and financial reporting of the Funds, defined above as a “Service Affiliate’s Covered Engagement”.

The Audit Committee may provide either general or specific pre-approval of any Service Affiliate’s Covered Engagement, including for audit-related, tax or other services, as described above, if the Audit Committee believes that the provision of the services to a Service Affiliate will not impair the independence of the Auditor with respect to the Funds. Any Service Affiliate’s Covered Engagements that are not within the scope of General Pre-Approved Non-Audit Services have not received general pre-approval and require specific pre-approval.

Each request for specific pre-approval by the Audit Committee of a Service Affiliate’s Covered Engagement must be submitted to the Audit Committee by the Funds’ Treasurer (or his or her designee) and must include detailed information about the services to be provided, the fees or fee ranges to be charged, a description of the current status of the pre-approval process involving other audit committees in the Invesco investment company complex (as defined in Rule 2-201 of Regulation S-X) with respect to the proposed engagement, and other relevant information sufficient to allow the Audit Committee to consider whether the provision of such services will impair the independence of the Auditor from the Funds. Additionally, the Funds’ Treasurer (or his or her designee) and the Auditor will provide the Audit Committee with a statement that the proposed engagement requires pre-approval by the Audit Committee, the proposed engagement, in their view, will not impair the independence of the Auditor and is consistent with Applicable Rules, and the description of the proposed engagement provided to the Audit Committee is consistent with that presented to or approved by the Invesco audit committee.

Information about all Service Affiliate engagements of the Auditor for non-audit services, whether or not subject to pre-approval by the Audit Committee, shall be provided to the Audit Committee at least quarterly, to allow the Audit Committee to consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds. The Funds’ Treasurer and Auditor shall provide the Audit Committee with sufficiently detailed information about the scope of services provided and the fees for such services, to ensure that the Audit Committee can adequately consider whether the provision of such services is compatible with maintaining the Auditor’s independence from the Funds.

VI.	Pre-Approved Fee Levels or Established Amounts

Pre-approved fee levels or ranges for audit and non-audit services to be provided by the Auditor to the Funds, and for a Service Affiliate’s Covered Engagement, under general pre-approval or specific pre-approval will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum pre-approved fee levels or ranges for such services or engagements will be promptly presented to the Audit Committee and will require specific pre-approval by the Audit Committee before payment of any additional fees is made.

VII.	Delegation

The Audit Committee hereby delegates, subject to the dollar limitations set forth below, specific authority to its Chair, or in his or her absence, Vice Chair, to pre-approve audit and non-audit services proposed to be provided by the Auditor to the Funds and/or a Service Affiliate’s Covered Engagement, between Audit Committee meetings. Such delegation does not preclude the Chair or Vice Chair from declining, on a case by case basis, to exercise his or her delegated authority and instead convening the Audit Committee to consider and pre-approve any proposed services or engagements.

Notwithstanding the foregoing, the Audit Committee must pre-approve: (a) any non-audit services to be provided to the Funds for which the fees are estimated to exceed $500,000; (b) any Service Affiliate’s Covered Engagement for which the fees are estimated to exceed $500,000; or (c) any cost increase to any previously approved service or engagement that exceeds the greater of $250,000 or 50% of the previously approved fees up to a maximum increase of $500,000.

VIII.	Compliance with Procedures

Notwithstanding anything herein to the contrary, failure to pre-approve any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X shall not constitute a violation of these Procedures. The Audit Committee has designated the Funds’ Treasurer to ensure services and engagements are pre-approved in compliance with these Procedures. The Funds’ Treasurer will immediately report to the Chair of the Audit Committee, or the Vice Chair in his or her absence, any breach of these Procedures that comes to the attention of the Funds’ Treasurer or any services or engagements that are not required to be pre-approved pursuant to the de minimis exception provided for in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

On at least an annual basis, the Auditor will provide the Audit Committee with a summary of all non-audit services provided to any entity in the investment company complex (as defined in section 2-01(f)(14) of Regulation S-X, including the Funds and Service Affiliates) that were not pre-approved, including the nature of services provided and the associated fees.

IX.	Amendments to Procedures

All material amendments to these Procedures must be approved in advance by the Audit Committee. Non-material amendments to these Procedures may be made by the Legal and Compliance Departments and will be reported to the Audit Committee at the next regularly scheduled meeting of the Audit Committee.

Appendix I

Non-Audit Services That May Impair the Auditor’s Independence

The Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services:

●	Management functions;

●	Human resources;

●	Broker-dealer, investment adviser, or investment banking services;

●	Legal services;

●	Expert services unrelated to the audit;

●	Any service or product provided for a contingent fee or a commission;

●	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance;

●	Tax services for persons in financial reporting oversight roles at the Fund; and

●	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

An Auditor is not independent if, at any point during the audit and professional engagement, the Auditor provides the following non-audit services unless it is reasonable to conclude that the results of the services will not be subject to audit procedures during an audit of the Funds’ financial statements:

●	Bookkeeping or other services related to the accounting records or financial statements of the audit client;

●	Financial information systems design and implementation;

●	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports;

●	Actuarial services; and

●	Internal audit outsourcing services.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

As of December 9, 2019, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (“Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of December 9, 2019, the Registrant’s disclosure controls and procedures were reasonably designed so as to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)

There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

13(a) (1)	Code of Ethics.

13(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

13(a) (3)	Not applicable.

13(a) (4)	Registrant’s Independent Public Accountant, attached as Exhibit 99.ACCT

13(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:    AIM International Mutual Funds (Invesco International Mutual Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	December 20, 2019

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	December 20, 2019

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	December 20, 2019